CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Exhibit 10.86 - Amendment No. 2 to Master Services Agreement
AMENDMENT NO. 2

TO THE

MASTER SERVICES AGREEMENT
And
SUPPLEMENT A

between

CORELOGIC SOLUTIONS, LLC

AND

DELL MARKETING L.P.

Amendment 2 Effective Date July 19, 2012

This document contains proprietary and confidential information of CoreLogic and Dell. The information contained in this document may not be disclosed outside either Party without the prior written permission of the other Party.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

AMENDMENT NO. 2
TO THE
MASTER SERVICES AGREEMENT
THIS AMENDMENT NO. 2 (this “Amendment”) is entered into as of October 26, 2012 (the “Amendment Date”) by and between CoreLogic Solutions LLC (“CoreLogic”) and Dell Marketing L.P. (“Supplier”) to be effective as of July 19, 2012 (the “Amendment Effective Date”).
WHEREAS, CoreLogic and Supplier are parties to a MSA and Supplement A, each dated as of July 19, 2012 and Amendment No. 1 to the MSA dated October 23, 2012; and
WHEREAS, CoreLogic and Supplier intend to further amend and restate the Agreement documents set forth below.
NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, CoreLogic and Supplier hereby agree as follows:

1.	APPLICABILITY OF PROVISIONS OF THE AGREEMENT

This Amendment is subject to, and shall be governed by, all of the provisions of the Agreement, except to the extent such provisions are expressly modified by this Amendment. Capitalized terms used herein shall have the respective meaning ascribed to each by the Agreement except as otherwise expressly set forth in this Amendment.

2.	AMENDMENT TO MSA

A new subsection (k) is added to Section 9.10 (Audit Rights) of the MSA as follows:

(k)
Data Requests and Legal Holds.  Supplier shall cooperate with any document and record discovery requests (whether in connection with pending litigation or other investigations) made by CoreLogic related to CoreLogic Data on Systems supported by Supplier as part of the Services, including without limitation, by promptly carrying out, at CoreLogic's direction: the dissemination of preservation requests; making data available for search; imaging of systems; back up of electronic information; maintenance, retention and production of any such data; assisting CoreLogic and its forensic experts with establishing the chain of custody of data while such data was in Supplier's control; and maintenance of detailed records of its efforts to preserve data, all as reasonably requested by CoreLogic.

3.	NEW AND AMENDED CONTRACT DOCUMENTS

Effective as of 12:00:01 a.m., U.S. Pacific Time on the Amendment Effective Date:
Amended and Restated Contract Documents. The following contract documents are hereby stricken in their entirety and replaced, respectively with those attached to this Amendment:
Supplement A    Data Center Services and Re-platforming Services

•	To remove the reference to Schedule A-13.3, to add Minnesota to Section 7.3 and to change the Term of the Supplement to January 31, 2020.

Schedule A-1    Supplement Definitions

•	To define the “terms to be defined” previously listed in Section 4.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Schedule A-2.5    Storage Services

•	To add functions under Section 1.2.3 (Storage Management Execution).

Schedule A-3.1    Service Level Matrix

•
To change the heading of column L from “Associated Hours of Operation” to “Measurement Window” and to correct the reference of “14 hours” to “14 days” in the Low Volume Eligible Column of the Physical Server Provisioning Midrange SLA.

Schedule A-4.2    Resource Unit Definitions

•	To remove incorrect reference to “iSeries” in Section 1.7 and to reflect the change from Linux Non Standard OS platform to Linux OS platform in Section 1.8.

Schedule A-4.5.2    Transformation Charges

•	To add new pricing for Mainframe Configuration Coding and Testing (Incremental Natural to COBOL).

Schedule A-7.1    CoreLogic Facilities

•	To add six new office locations.

Schedule A-13    Transformation Services

•	To revise the service description, including to add Mainframe Configuration Coding and Testing (Incremental Natural to COBOL) Services.

4.	Deletion of Contract Documents.

Effective as of 12:00:01 a.m., U.S. Pacific Time on the Amendment Effective Date:
The following contract documents are hereby stricken in their entirety:
Schedule A-13.3             Natural to COBOL Conversion

5.	MISCELLANEOUS

5.1	Governing Law. This Amendment shall be governed by and construed in accordance with the terms set forth in Section 19.4 of the Agreement.

5.2	Headings. The article and section headings and the table of contents used herein are for reference and convenience only and will not be considered in the interpretation of this Amendment.

5.3
Other Provisions of the Agreement Unchanged. Except as specifically amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect and shall not be altered by this Amendment.

5.4
Signatures. This Amendment may be signed in multiple counterparts, each of which shall be an original but all of which shall constitute one and the same Amendment. Signatures to this Amendment sent by facsimile or by PDF shall be deemed for all purposes to be the same as original signatures.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.
CORELOGIC SOLUTIONS, LLC

By:

Printed Name:

Title:

DELL MARKETING, L.P.

By:

Printed Name:

Title:

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

MASTER SERVICES AGREEMENT
by and between
CORELOGIC SOLUTIONS, LLC
and
dell marketing l.p.
July 19, 2012

SUPPLEMENT A
Data Center Services and Re-Platforming Services
July 19, 2012

Amendment 2
Amended and Restated Effective July 19, 2012

This document contains proprietary and confidential information of CoreLogic and Dell. The information contained in this document may not be disclosed outside either Party without the prior written permission of the other Party

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

CORELOGIC AND DELL CONFIDENTIAL    Supplement A    Page 2
SUPPLEMENT A TO
MASTER SERVICES AGREEMENT
Data Center Services and Re-Platforming Services
This Supplement A (this “Supplement”) is entered into effective as of July 19, 2012 (the “Supplement Effective Date”) by and between CoreLogic Solutions, LLC, a California limited liability company having a principle place of business in Santa Ana, California (“CoreLogic”), and Dell Marketing L.P., a Texas limited partnership having a principal place of business in Round Rock, Texas (“Supplier”) (collectively, the “Parties” and each, a “Party”).
This Supplement is entered into pursuant to and subject to that certain Master Services Agreement (“Master Services Agreement” or “MSA”) dated as of July 19, 2012, by and between the Parties, the terms of which, except as may be expressly modified or excluded herein, are incorporated herein by reference.
NOW THEREFORE, in consideration of the mutual promises contained herein, and of other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Introduction

1.1
Precedence of Obligations. The Parties acknowledge that certain obligations may be set forth in both this Schedule and elsewhere in the Agreement, and that in the event of a conflict, such conflict shall be resolved in accordance with Section 21.13 of the MSA.

1.2	References. All references in this Supplement to articles, sections and attachments shall be to this Supplement, unless another reference is provided.

1.3	Associated Supplement Documents.
This Supplement includes each of the following Schedules, all of which are incorporated into this Supplement by this reference:
Schedule A-1    Supplement Definitions
Schedule A-2    Statements of Work
Schedule A-2.1    Cross Functional Services
Schedule A-2.2    Service Management Services
Schedule A-2.3    Service Desk Services
Schedule A-2.4    Server Services
Schedule A-2.5    Storage and Backup Services
Schedule A-2.6    Desktop End User Messaging Services
Schedule A-2.7    Data Center, Mainframe, Production Control, and Monitoring Services
Schedule A-2.8    Media Services
Schedule A-2.9    Network Services
Schedule A-2.10    Reserved
Schedule A-2.11    Reserved
Schedule A-2.12     Disaster Recovery Services
Schedule A-3    Service Level Methodology
Schedule A-3.1    Service Level Matrix
Schedule A-3.2    Reserved
Schedule A-3.3    Critical Deliverables
Schedule A-4    Pricing Methodology
Schedule A-4.1    Baseline Charges
Schedule A-4.2    Resource Unit Definitions
Schedule A-4.3    Baseline Volumes
Schedule A-4.4    ARC / RRC Rates
Schedule A-4.5    Transition Charges and Transformation Charges

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Schedule A-4.5.1    Transition Charges
Schedule A-4.5.2    Transformation Charges
Schedule A-4.6    Financial Responsibility Matrix
Schedule A-4.7    Rate Card
Schedule A-4.8    Termination Charges
Schedule A-4.9    Invoicing
Schedule A-4.10    Chargeable Projects
Schedule A-4.11    Project Pool
Schedule A-4.12    ***
Schedule A-5    Human Resources Provisions
Schedule A-5.1    Key Supplier Personnel
Schedule A-5.2    Affected Employees
Schedule A-5.3    Severance Formula
Schedule A-5.3.1    Directors for Enhanced Severance Benefits
Schedule A-6    Reserved
Schedule A-7    Facilities
Schedule A-7.1 CoreLogic Facilities
Schedule A-7.2 Supplier Facilities
Schedule A-8    Software and Equipment Inventory
Schedule A-8.1    Equipment Inventory
Schedule A-8.2    Supplier Tools & CoreLogic Tools
Schedule A-9    Approved Subcontractors
Schedule A-10    Transition Services
Schedule A-10.1    Initial Transition Plan
Schedule A-10.2    Reserved
Schedule A-10.3    Additional Transition Services Obligations
Schedule A-10.3.1 CoreLogic Projects as of Supplement Effective Date
Schedule A-11    Customer Satisfaction Surveys
Schedule A-12    Reports
Schedule A-13    Transformation Services
Schedule A-13.1    *** Application Scope Components
Schedule A-13.2    Acceptance Criteria for *** and ***

1.4    Definitions.

(a)	Schedule 1 to the MSA is hereby supplemented with the definitions set forth in Schedule A-1 to this Supplement.

(b)	The definitions added by this Supplement to Schedule 1 to the MSA shall apply only with respect to the Services provided under this Supplement.
2.SERVICES.

Schedule 2 to the MSA is hereby supplemented by Schedule A-2 to this Supplement. Supplier shall perform the Services set forth in Schedule A-2 to this Supplement during the Term of this Supplement, and CoreLogic shall perform the tasks, functions and responsibilities of CoreLogic set forth in Schedule A-2 to this Supplement during the Term of this Supplement. The Services that will be performed under this Supplement as *** Services are identified as such in Schedule A-2.

3.	SERVICE LEVELS.
Schedule 3 to the MSA is hereby supplemented by Schedule A-3 to this Supplement. Supplier shall provide the Services so as to meet or exceed the Service Levels identified in Schedule A-3 to this Supplement.

4.	PRICING AND FINANCIAL PROVISIONS.
Schedule 4 to the MSA is hereby supplemented by Schedule A-4 to this Supplement. The Charges for this Supplement are set forth in Schedule A-4 to this Supplement.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

In accordance with Section 12.1(b) of the MSA, Supplier will provide CoreLogic with invoices in the form as specified in Schedule A-4.10 to this Supplement.

5.	HUMAN RESOURCE PROVISIONS.
Schedule 5 to the MSA is hereby supplemented by Schedule A-5 to this Supplement.
In accordance with Section 8.2(b) of the MSA, the Key Supplier Personnel under this Supplement and their minimum retention periods are set forth in Schedule A-5. In accordance with Section 8.5(d) of the MSA, as of the Supplement Effective Date, there are *** the ***. In accordance with Section 8.2(c) of the MSA, as of the Supplement Effective Date, there are ***.
In accordance with Section 8.5(e) of the MSA, Supplier shall conduct *** Supplier Personnel prior to their performance of Services under this Supplement as required by applicable CoreLogic customers in accordance with the flow-down provisions of Section 9.17 of the MSA; provided, that the first *** Supplier Personnel to be *** shall be at no additional charge to CoreLogic.  If, pursuant to the preceding sentence, Supplier is required to *** more than *** Supplier Personnel, Supplier shall do so at CoreLogic's expense with respect to third party expenses only and Supplier shall not assess additional fees or other Charges to administer such fingerprinting (provided that Supplier notifies CoreLogic of such third party expenses, obtains CoreLogic's prior approval of, and uses commercially reasonable efforts to minimize, such third party expenses).
As of the Supplement Effective Date, there is no requirement to conduct *** on Supplier Personnel prior to their performance of Services; provided, however, in accordance with Section 8.5(e) of the MSA, Supplier shall conduct *** on Supplier Personnel prior to their performance of Services under this Supplement as required by applicable CoreLogic customers in accordance with the flow-down provisions of Section 9.17 of the MSA.

6.	GOVERNANCE.
6.1    Supplier Account Manager.
In accordance with Section 8.3 of the MSA, the Supplier Account Manager as of the Supplement Effective Date is ***.
6.2    CoreLogic Relationship Manager.
In accordance with Section 10.1(a) of the MSA, the CoreLogic Relationship Manager as of the Supplement Effective Date is ***.

7.	FACILITIES.
Schedule 7 to the MSA is hereby supplemented by Schedule A-7 to this Supplement.

7.1
CoreLogic Facilities. In accordance with Section 6.2 of the MSA, CoreLogic will provide Supplier with space and office furniture and the other accommodations required under Section 6.2 of the MSA in CoreLogic Facilities described in Schedule A-7.1 to this Supplement for the performance of the Services under this Supplement.

7.2
Supplier Facilities. In accordance with Section 6.1 of the MSA, Supplier may use Supplier Facilities set forth in Schedule A-7.2 to this Supplement for the performance of the Services under this Supplement.

7.3    Jurisdictions Where Services are Received.
In accordance with Section 11.3(d) of the MSA, for purposes of determining each Party's responsibility for Service Taxes under this Supplement, the Parties agree that, as of the Supplement Effective Date, the Services under this Supplement will be received in the following jurisdictions in the United States:
***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

If CoreLogic requires receipt of a material portion of the Services by Eligible Recipients in jurisdictions outside of the United States, the Parties will work in good faith to determine whether *** will be in local currency or in United States Dollars.
8.SOFTWARE AND EQUIPMENT INVENTORY.
Software and Equipment that are applicable to this Supplement are set forth in Schedule A-8 to this Supplement. Laptop computers, cell phones and pagers used by Transitioned Employees (collectively, “Personal EUC Devices”) may be retained by such employees after each such employee's Employment Effective Date; provided, that Supplier shall cause the Transitioned Employees to return such Personal EUC Devices to CoreLogic by the end of the Transition Period. CoreLogic shall make reasonably available to Supplier CoreLogic's inventory tracking and management reports during the Transition Period to assist Supplier in tracking and managing such Personal EUC Devices and shall maintain existing insurance and warranty coverage for such items to cover the loss, theft, damage or breakage of such Personal EUC Devices. All other CoreLogic property and materials in the control or possession of the Transitioned Employees, including calling cards, shall have been returned to CoreLogic by the Transitioned Employees on or prior each such employee's Employment Effective Date.

9.	THIRD PARTY CONTRACTS.

9.1
In accordance with Section 11.2(a) of the MSA, as of the Supplement Effective Date, the Administered Expenses applicable to this Supplement are invoices associated with CoreLogic's Third Party Contracts for transport charges for circuits and ***, as further described in Schedule A-2.9.

9.2	In accordance with Section 6.6(a) of the MSA, as of the Supplement Effective Date, there are no Third Party Contracts to be assigned by CoreLogic to Supplier pursuant to this Supplement.

9.3	In accordance with Section 4.5(c) of the MSA, as of the Supplement Effective Date, there are no Managed Third Parties applicable to this Supplement.

10.TRANSITION.

In accordance with Section 4.2(b) of the MSA, Schedule A-10.1 to this Supplement sets forth the initial Transition Plan. Schedule A-10 describes the Transition Services and Transition Milestones applicable to this Supplement. The Deliverable Credits that may be due to CoreLogic are as set forth in Schedule A-4.5.
11.CUSTOMER SATISFACTION SURVEYS.

Supplier shall conduct customer satisfaction surveys in accordance with Schedule A-11 to this Supplement.
12.TRANSFORMATION.

In accordance with Section 4.8 of the MSA, Schedule A-13.1 to this Supplement sets forth the initial Transformation Plan. Schedule A-13.1 describes the Transformation Services applicable to this Supplement. The Transformation Milestones applicable to this Supplement are set forth in Schedule A-13.2. The Deliverable Credits that may be due to CoreLogic and additional payment amounts that may be achieved by Supplier in connection with certain Transformation Services are as set forth in Schedule A-4.5.
13.REPORTS.
In accordance with Section 9.2 of the MSA, Supplier shall provide CoreLogic with the Reports identified in Schedule A-12 to this Supplement.
14.WARRANTY PERIOD FOR DEVELOPED MATERIALS.

In accordance with Section 15.2(c) of the MSA, the Warranty Period with respect to the Tax Transformation Services and U2L Services is as specified in Schedule A-13.2.

15.	SUBCONTRACTORS.

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In accordance with Section 9.11(a) of the MSA, Subcontractors approved by CoreLogic for the provision of Services under this Supplement are set forth in Schedule A-9 to this Supplement.

16.	CORELOGIC AUTHORIZED SIGNATORIES.
The CoreLogic Personnel set forth below are hereby approved by CoreLogic to execute changes in accordance with the Change Management Procedures and Work Orders, in each case in connection with this Supplement.

Name	Title/Role
***	Chief Information Officer
***	SVP, Business Integration and Process Excellence
***	VP, Enterprise Technology Services
***	SVP, Information Technology
***	VP, Data & Analytics

17.	SUPPLEMENT TERM.
The Term of this Supplement shall commence as of 12:00:01 a.m., Pacific Time on the Supplement Effective Date and continue until 11:59:59 p.m., Pacific Time, on January 31, 2020 unless this Supplement is terminated as provided herein or in the MSA, in which case the Term of this Supplement shall end at 11:59:59 p.m., Pacific Time, on the effective date of such termination or the date to which this Supplement is extended. The Commencement Date for all Service Areas is ***.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

SIGNATURE PAGE FOLLOWS
IN WITNESS WHEREOF, the Parties have caused this Supplement to be executed by their respective duly authorized representatives as of the Supplement Effective Date.

CORELOGIC SOLUTIONS, LLC	DELL MARKETING L.P.
By: _________________________________	By:_____________________________________
Title:________________________________	Title:____________________________________
Date:________________________________	Date:____________________________________
MASTER SERVICES AGREEMENT
between
CORELOGIC SOLUTIONS, LLC
and
DELL MARKETING, L.P.
July 19, 2012

SUPPLEMENT A

Amendment 2
Amended and Restated Effective July 19, 2012

SCHEDULE A-1
SUPPLEMENT DEFINITIONS

This document contains proprietary and confidential information of CoreLogic and Dell. The information contained in this document may not be disclosed outside your company without the prior written permission of CoreLogic and Dell.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Schedule A-1
Supplement Definitions

1.	INTRODUCTION

1.1
Agreement. This Schedule A-1 (this “Schedule”) is attached to and incorporated by reference in Supplement A to that certain Master Services Agreement by and between CoreLogic and (“Supplier”) dated July 19, 2012 (the “MSA”).

1.2	References. All references in this Schedule to articles, sections and attachments shall be to this Schedule, unless another reference is provided.

1.3
Definitions. Terms used in this Schedule with initial capitalized letters but not defined in this Schedule shall have the respective meanings set forth in Schedule 1 to the MSA or the other Schedules to the MSA or Supplement A.

2.SUPPLEMENT DEFINITIONS

The following terms, when used in Supplement A, have the meanings specified below:
“Active Directory” means Microsoft's Active Directory Software that provides centralized management of corporate identities, credentials, information protection and resources.
“Actual Uptime” means the aggregate number of minutes during the Scheduled Uptime that the full material functionality of a particular Configuration Item, System, Equipment or other Service component is available for use by CoreLogic and the Eligible Recipients. Actual Uptime will be calculated by subtracting Downtime from Scheduled Uptime.
“Assets” means all elements of Software and hardware that are found in the environment, including CoreLogic Equipment and Software and any Supplier Equipment and Software (excluding Supplier financial and contractual information) used to deliver the Services. “Asset Management” means the set of processes that join up-to-date financial, contractual and inventory information to support life cycle management, reporting, and strategic decision making for the Assets.
“Availability” means ability of a Configuration Item (CI) or IT Service to perform its agreed function when required. Availability is determined by reliability, maintainability, serviceability, performance, and security.
“Availability Management Plans” means a document that details the Availability management approach, historical Availability of the Services and recommendations for improvements in Availability of the Services.
“Business Day” means, as it relates to service level measurements, Monday through Friday from 8:00 AM through 5:30 PM local time, with such local time being the time zone for the applicable CoreLogic Facility from which CoreLogic receives Services from Supplier (each such time zone being a “Local Time Zone”), and excluding holidays recognized by the applicable CoreLogic Facility.
“Business Hour” means an hour of local time within the Business Day of the CoreLogic Facility which receives Services from the Supplier.
“Call Recording System” means call recording software and hardware designed to (i) record customer calls (ii) play back recorded calls and (iii) archive calls locally or remotely.
“Capacity Management” means the processes, procedures, and reporting related to collaborating and collecting inputs related to infrastructure, Services, technology performance, business plans, procedures, processes, components, forecasts, and related information from CoreLogic and Supplier. (See Schedule A-2.2).
“Change Advisory Board” or “CAB” means the team, including CoreLogic and Supplier that coordinates Change Management, and that reviews, approves requested changes, assesses the impact of changes, and prioritizes changes.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

“Change Calendar” means the approved schedule of known Systems changes.
“Change Request” means the process and any related forms required to submit changes requested by Authorized Users, where such changes are within the scope of the existing Services as outlined in Section 3.1 of Schedule A-2.2
“Change Management” means the processes relating to planning and implementing changes to the Services, Systems and Equipment that are requested, approved by CoreLogic or otherwise permitted in connection with the delivery of Services as outlined in Section 3.1 of Schedule A-2.2.
“Clustering” means a set of connected Equipment and Software that are configured in order to support failover and also to perform as a single system or unit.
“Configuration Item” or “CI” has the meaning given in Section 3.2.2 of Schedule A-2.2.
“Configuration Management Database” has the meaning given in Section 1.1.3 of Schedule A-4.2.
“Configuration Management” has the meaning given in Section 3.2.2 of Schedule A-2.2.
“CoreLogic Cloud Environment” means a dedicated CoreLogic virtual computing environment that includes dedicated storage, dedicated servers, and other dedicated hardware and networking components.
“Demand Forecast” means a report that captures CoreLogic's forecasted demand for Services based on historical trends, business activities and patterns, future needs, and the planning of capacity provisioning to meet such forecasted demand.
“Data Leakage Protection” or “DLP” means a solution that includes systems that are designed to detect and prevent potential data breach incidents by monitoring data while in-use (endpoint actions), in-motion (network traffic), and at-rest (data storage).
“Demand Management” means the process and procedures related to analyzing and forecasting CoreLogic demand for the Services.
“Designated CoreLogic Data Centers” means the CoreLogic data centers listed as “Data Center Supplier Managed” in Schedule A-7.1.
“Desktop Software” means the collective operating system, custom, off-the-shelf and other CoreLogic-developed software deployed on End User Devices for use by Authorized Users.
“Disaster Recovery” means the process, policies and procedures related to executing the recovery or continuation of CoreLogic Applications and Systems as well as Supplier Equipment and Systems critical to the Services after an unforeseen business interruption.
“Disaster Recovery Plan” means a plan that includes procedures and the resources, actions, tasks and data required to manage the IT environment recovery process in the event of a critical business interruption. The plan is designed to assist in restoring the business process within the stated disaster recovery goals.
“Disaster Recovery Services” means the Services described in Schedule A-2.12, including all actions and tasks required to continue the provisioning of the Services in the event of a critical business interruption. The Disaster Recovery Services include support and coordination with the business continuity activities.
“Disaster Recovery Test” means the Services described in Schedule A-2.12 that test the processes, policies and procedures related to execution of the Disaster Recovery Plan.
“Downtime” means the aggregate number of minutes during the Scheduled Uptime that the full material functionality of a particular System, Equipment, or other Service component is not available for use by CoreLogic and the Eligible Recipients or is degraded in a material respect.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

“Enterprise Security” means preventative defense methods implemented by an enterprise to protect its business data and information for confidentiality, integrity and availability.
“Event” means a change of state which has significance for the management of a Configuration Item or the Services. The term Event is also used to mean an Incident, Problem, change, Service Request, alert, or notification created by any Service, Configuration Item or monitoring tool.
“Event Management” means the process responsible for managing Events throughout their lifecycle.
“File Integrity Monitoring” means an internal control or process that performs the act of validating the integrity of critical System files using a verification method between the current file state and the known, good baseline to determine whether the file or log was changed.
“FTE” or “Full Time Equivalent” has the meaning given in Schedule A-4.2.
“IMACD” means End User IMACDs - Campus and End User IMACDs - Remote.
“Incident” any means an unplanned interruption to a Service or System or a degradation in the quality of a Service or System, including the failure of a Configuration Item that has not yet impacted Services or Systems.
“Incident Management” means a process to address Incidents and restore service operations with minimum disruption to business operations.
“Incident Ticket” means an entry into Supplier's service management system documenting an Incident that has been reported.
“Infrastructure” means the entire collection of Equipment, Systems and Software required for the provision of information technology Services to CoreLogic and the other Eligible Recipients.
“Install, Move, Add, Change and Delete” or “IMACD” has the meaning given in Section 1.3.7 and Section 1.3.8 of Schedule A-4.2.
“Intrusion Detection and Prevention Systems” means network security systems or appliances that monitor, report and protect network and/or system activities from malicious activity or policy violations.
“ITSM Self-Service Portal” means a type of electronic support that allows Authorized Users to access information and perform routine tasks via the portal without assistance.
“LAN Devices” means any network attached device for the purpose of local area network computing.
“Level 1 Support” means the first level of support that could be assigned to resolve or fulfill lower complexity Incidents or Service Requests in support of the Services.
“Level 2 Support” means the second level of support that could be assigned to resolve or fulfill more complex or high impacting Incidents or Service Requests in support of the Services that cannot be resolved by Level 1 Support.
“Level 3 Support” means the third level of support that could be assigned to resolve or fulfill the most complex or high impacting Incidents or Service Requests in support of the Services that cannot be resolved by Level 1 Support and Level 2 Support.
“Mainframe” means a large-scale computer used primarily for bulk data and transaction processing.
“Maintenance” means preventive and remedial services that repair, maintain or optimize Systems, including software and hardware maintenance and repairs made in response to Incidents.
“Measurement Period” has the definition given in Section 1.3 of Schedule A-3.

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“Messaging” has the definition given in Section 3 of Schedule A-2.6.
“Monitoring Levels” means a predefined threshold of performance and availability for monitored Systems.
“Natural” means a programming language from Software AG used in mainframe programming.
“Network Equipment” means all devices (e.g., switches, routers, load-balancers, firewalls and DNS) that connect computers and allow for electronic communications.
“Network Zone” means a logically segregated network within the CoreLogic Network that may be used to isolate network connectivity or access for the purpose of authorized use or performance.
“Operational Transition Planning Phase” means the collective set of activities required to plan for the Operational Transition activities as described in Schedule A-10.
“Physical Server Provisioning” means building a server and typically includes the following: assigning the data center location, engineering review, racking and stacking, networking, assigning IP, DNS, installing anti-virus software, firewall rules, setup server for IPS/IDS, allocation of SAN, allocation of multi-pathing software, setup of server for Software distribution and asset management, installation of the operating system and associated components, setup server in SIEM if applicable, Equipment configuration for monitoring, backup setup, CMDB setup, job scheduling, installation of agents, participation in a database requirements review, performance of server quality tests, maintenance setup and a “hand off” to CoreLogic.
“Private Cloud Environment” means a CoreLogic virtual computing environment that includes dedicated storage, dedicated servers, dedicated other hardware and networking components.
“Problem(s)” means an Incident or set of recurring Incidents with an unknown root cause. The cause is not usually known at the time a Problem record is created, and the Problem Management process is used for further investigation and root cause analysis of Problems.
“Problem Management” means the processes and procedures to manage and resolve the root causes of incidents, to minimize the re-occurrence of such incidents and their subsequent impact to CoreLogic Systems, the Equipment and Services.
“Problem Management System” means an application that stores and tracks Problem records.
“Production” means an information technology system(s) or discrete part of an information technology system(s), made up of hardware and system software, which are used to run software and processes to fulfill goods and services.
“Project Management” has the meaning given in Section 1.6 of Schedule A-2.1.
“Project Management Office” means a department or group that defines and maintains the standards of process, generally related to project management, within the organization.
“Project Management Methodology” means the formal documentation of a set of processes and procedures to execute projects which achieve specific goals.
“Project Plans” means a formal, approved document used to guide both project execution and project control. The primary uses of Project Plans are to document planning assumptions and decisions, facilitate communication among stakeholders, and document approved scope, cost, and schedule baselines.
“Release Management” has the meaning given in Section 3.3 of Schedule A-2.2.
“Remote Sites” means any of the CoreLogic facilities identified in Schedule A-7.1 designated as “Dispatch.”
“Request Management” means the collective process and procedures to submit, manage and fulfill Service Requests.

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“Resolution” or “Resolve” means an action taken to restore Services in connection with an Event or an Incident or to remediate the root cause of a Problem.
“Resolver Group” means a team or functional group responsible for the Resolution of Events, Incidents or Problems.
“Restoration” or “Restore” means taking action to return the Services to normal functionality after repair and recovery from an Incident
“SAN Fabric” means the hardware that connects workstations and servers to storage devices in a SAN. The SAN fabric enables any-server-to-any-storage device connectivity through the use of fibre channel switching technology.
“SAN Fabric Incident” means an Incident created due to unsatisfactory performance and availability of the SAN Fabric.
“Scheduled Downtime” means the number of minutes of scheduled Downtime for System, Equipment or other Service components during any Measurement Period required to perform system maintenance (for example, preventive maintenance, system upgrades, etc.), scheduled in accordance with Change Management Procedures.
“Scheduled Uptime” means the number of minutes during which a particular System, Equipment or other Service component expected to be available during the Measurement Period minus Scheduled Downtime.
“Server” means a device, usually a self-contained computing device, that provides services to other intelligent devices, end-point devices and users. A server is a computer dedicated to running one or more services, to serve the need of users, other computers and end-point devices.
“Service Desk” means the central point of contact between service providers (e.g., Supplier) and users (e.g., Authorized Users) on a day-to-day basis. It is also a focal point for reporting and resolving Incidents and for Service Requests. The Service Desk also provides an interface to other service management teams for activities (e.g., change, problem, configuration, release, and continuity management).
“Service Improvement” means a process to continually improve the effectiveness and efficiency of IT processes and services.
“Service Improvement Plan” means a document that details Service Improvement approach or an approved document used to guide the improvement of operational inefficiencies and ineffectiveness of IT processes and Services.
“Service Management Services” has the definition given in Section 1.1.4 of Schedule A-2.2.
“Service Portfolio” means the complete set of services that are performed or managed by Supplier or Third Party Contractors and services within CoreLogic that are captured within the Service management tool. The Service Portfolio is used to manage the entire lifecycle of all Services.
“Service Request” means any request from an Authorized User that has been entered within Supplier's service management system.
“Service Catalog” means a database or structured document/form with information about the Services. The Service Catalogue includes information about deliverables, prices, contact points, ordering and service request process as outlined in Section 4.1 of Schedule A-2.2.
“Severity 1 Incident” means an Incident that: (i) causes a “***” or “***” or “***” to be “***” or “***”, or (ii) is an “***” or “***” that “***”, or “***” performing a “***” and for which no workaround solution exists.
“Severity 2 Incident” means an Incident that: (i) causes the “***” or “***” or “***” of “***” of a “***” or “***” or “***”, or (ii) is an “***” or “***” that “***”, or “***” performing “***” and for which a workaround solution may exist which allows for continued essential operations.

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“Severity 3 Incident” represents a lower impact problem that involves a “***” or “***” of “***”, or some other problem involving “***”. CoreLogic can continue “***” operations and a workaround solution may exist which allows for continued “***” operations.
“Service Level Management” means the processes and procedures relating to the development, maintenance, monitoring, review and reporting of the performance of the Services using data, metrics, service quality and key performance indicators (KPI) against defined Service Levels.
“Security Information Event Management” or “SIEM” means SIM and SEM.
“Security Information Management” or “SIM” means a technology that provides for log management, which is the collection, reporting, storage and analysis of log data.
“Security Event Management” or “SEM” means the processing of event data from security devices, network devices, systems and Applications in real time to provide security monitoring, event correlation and incident response.
“Software License Management” means the administration of license planning, acquisition, allocation, deployment, tracking and operation and the maintenance of compliance with terms and conditions in software license agreements.
“Source Assessment Transformation Approach Report” means a report documenting issues before and during performance of the Transformation Services, including the analysis of issues and remediation activities.
“Special Retention Backups” means backups of CoreLogic Data and email mailboxes that have been identified by CoreLogic for unique retention requirements (e.g. litigation holds, human resources investigations).
“Standard Server” means the requirements identified in Appendix A of Schedule A-4.2.
“Standard Template” means a standard set of pre-defined templates that include standard profile and configuration settings used to provision a new Server.
“Storage Area Network” or “SAN” means a network whose primary purpose is to support the storage infrastructure and transfer of data between computer systems and storage elements.
“Storage Equipment” means Equipment used for recording and retrieval of data connected to physical and logical storage resources, including storage elements, storage devices, appliances, virtual devices, disk volumes and file resources.
“Target Platform” means the technical parameters of the System(s) for which a piece of software is being developed, including CPU, RAM, hard disk, storage, operating system, network, and security configuration.
“Tool” means software, application or hardware used for management or monitoring of the Systems and Equipment.
“U2L Services” means the Services and activities described in Section 2.4 of Schedule A-13.
“Virtual Server” means a completely isolated guest operating system installation within a normal host operating system. Virtual Servers are implemented with either software emulation or hardware virtualization, though in most cases, both are implemented together.
“Virtual Server Provisioning” means the creation of a virtual server and typically includes the following: assigning the data center location, engineering review, networking, assigning IP, DNS, install anti-virus software, firewall rules, setup server for IPS/IDS, allocation of SAN, allocation of multi-pathing software, setup of server for Software distribution and asset management, installation of the operating system and associated components, setup server in SIEM if applicable, Equipment configuration for monitoring, backup setup, CMDB setup, job scheduling, installation of agents, participation in a database requirements review, performance of server quality test, maintenance setup and a “hand off” to CoreLogic.
“Voice Response Unit” or “VRU” means the Systems that allow a computer to interact with humans through the use of voice and keypad inputs.

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“Workstation” means the collective desktops, laptops, phones and associated peripherals (e.g. local printers, storage devices, docking stations, external monitors) connected (e.g. wired, WiFi, Bluetooth) to the Authorized User's physical computing device.

3.	COMMONLY USED ACRONYMS

ACL        access control list
ASB        architecture standards board
AOS        assumption of service
CISO        Chief Information Security Officer
DCTMV    Data Center Transformation Migration and Virtualization
DHCP        dynamic host configuration protocol
DoS        denial of services
FAQs         frequently asked questions
GAL        global address list
IMAC         install, move, add, change
ITIL        Information Technology Infrastructure Library
ITSM        Information Technology Service Management
OEM        original equipment manufacturer
PMBOK        project management book of knowledge
PMO        project management office
PPD        project plan document
PPM        Policy and Procedures Manual
PPW        project planning workshop
QOS        quality of service
RCA        Root Cause Analysis
RDBMS        relational database management system
RPO        recovery point objective
RTM        requirements traceability matrix
RTO        recovery time objective
SIP        session initiation protocol
SOP        standard operating procedures
SSL        secure socket layer
VOIP        voice over internet protocol
VPN        virtual private network

4.	RESERVED.

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MASTER SERVICES AGREEMENT
between
CORELOGIC SOLUTIONS, LLC
and
DELL MARKETING L.P.
July 19, 2012

SUPPLEMENT A
AMENDMENT 2
AS AMENDED AND RESTATED EFFECTIVE JULY 19, 2012

SCHEDULE A-2.5

Storage & Backup Services

This document contains proprietary and confidential information of CoreLogic and Dell. The information contained in this document may not be disclosed outside your company without the prior written permission of CoreLogic and Dell.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Schedule A-2.5
Storage and Backup Services

1.	INTRODUCTION

1.1.1
Agreement. This Schedule A-2.5 (this “Schedule”) is attached to and incorporated by reference in Supplement A to that certain Master Services Agreement by and between CoreLogic and Supplier dated July 19, 2012 (the “MSA”).

1.1.2	References. All references in this Schedule to articles, sections and exhibits shall be to this Schedule, unless another reference is provided.

1.1.3
Definitions. Terms used in this Schedule with initial capitalized letters but not defined in this Schedule shall have the respective meanings set forth in Schedule A-1 to Supplement A, Schedule 1 to the MSA or the other Schedules to the MSA or Supplement A.

1.1.4	Overview. Supplier shall be responsible for performing the storage and backup services, functions and responsibilities in this Schedule (the “Storage and Backup Services”).

1.1.5	Service Availability. Supplier shall provide the Services on a 24x7 basis; unless otherwise agreed by CoreLogic.

1.1.6	Responsibilities.
In the matrices in this Schedule, “P” means “Perform”. The Party identified as “Perform” for an activity is responsible for the successful and appropriate completion of such activity.
In the matrices in this Schedule, “A” means “Approve”. Approve means that the applicable activity performed by the “Perform” Party will be subject to the approval of the “Approve” Party.

1.2	Storage/Backup and Restore Management and Operations.
This Section details the obligations and responsibilities of the Parties regarding storage and backup and Restore management. Except where a responsibility is identified as a “P” responsibility for CoreLogic in the matrices below, Supplier shall be responsible for the following activities:

1.2.1	Storage Management.
This Section details the obligations and responsibilities of the Parties regarding storage management.

1.2.2	Storage Management Requirements.
This Section details the obligations and responsibilities of the Parties regarding the storage management requirements.

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No.	Description	Supplier	CoreLogic
1.2.2.1	Define, update, and communicate storage requirements across platforms and Services.		P
1.2.2.2	In accordance with Schedule A-12, provide a monthly summary of pending storage provisioning requests to CoreLogic.	P
1.2.2.3	Initiate requests for new storage resources or for increases/decreases of existing storage resources.	P	A
1.2.2.4	On a *** basis and in accordance with Schedule A-12, provide detailed report of storage provisioned, by business unit in support of allocations model.	P	A

1.2.3	Storage Management Execution.
This Section details the obligations and responsibilities of the Parties regarding the execution of the storage management requirements.

No.	Description	Supplier	CoreLogic
1.2.3.1	Develop, maintain and update as appropriate existing detailed SAN design, engineering, SAN testing and integration procedures that meet CoreLogic’s requirements.	P	A
1.2.3.2	Identify and Resolve storage equipment and SAN Fabric Incidents.	P
1.2.3.3	Interface with Authorized Users and manage file share access and space requests.	P
1.2.3.4	Provide storage space allocations.	P
1.2.3.5	Provide, manage and maintain Tape libraries and Tape drives.	P
1.2.3.6	Maintain inventory of storage media equipment, volumes allocated and naming assignments within the Designated Data Center environments and Remote Sites set forth in Schedule A-7.	P
1.2.3.7	Mount, dismount, initialize and manage storage media as required within the Designated Data Centers and CoreLogic Facilities set forth in Schedule A-7.	P
1.2.3.8	Perform storage management functions with respect to the Windows and UNIX attached SAN (e.g., RAID array, SAN, NAS, tape, optical), as well as locally attached storage.	P
1.2.3.9	Manage storage data in a manner that shall meet the Availability requirements set forth in Schedule A-3.1.	P
1.2.3.10	Manage and optimize storage performance in support of the Services.	P
1.2.3.11	Allocate, de-allocate, and re-allocate storage as required or requested by CoreLogic.	P
1.2.3.12	Migrate data as required or requested by CoreLogic.	P
1.2.3.13	Implement security practices (e.g., logical unit masking) to prevent unauthorized storage access.	P	A

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No.	Description	Supplier	CoreLogic
1.2.3.14	Perform data replication in accordance with Schedule A-12, and data recovery Services in accordance with Section13.2(d) of the MSA and CoreLogic’s requirements.	P
1.2.3.15	Update/manage storage recovery procedures and processes across the storage platforms.	P
1.2.3.16	Monitor storage systems for reliability and malfunction.	P
1.2.3.17	Maintain and improve storage resource efficiency and space requirements.	P
1.2.3.18	Provision storage from arrays to host(s) in accordance with CoreLogic requirements.	P
1.2.3.19	Through mutual agreement on replication requirements, configure and maintain local and remote SAN-based replication.	P	A
1.2.3.20	Configure and reconfigure Storage Equipment and Software as required or requested by CoreLogic, including any required third party support.	P
1.2.3.21
In accordance with Schedule A-12, perform *** true-up reporting reconciling all storage deployed in the previous quarter from the CoreLogic *** capacity-on-demand pool for all *** storage hardware used to provide storage Services.

P
1.2.3.22	Load and maintain removable media Equipment (including peripheral Equipment, such as Tape drives) with appropriate media for operating runs.	P
1.2.3.23
Coordinate transport and delivery of media to and from the applicable third party offsite secure storage Supplier (e.g., Iron Mountain) to CoreLogic-designated locations as required to perform the Services and required by CoreLogic and store removable media returned by such third party supplier.

P
1.2.3.24	Manage the distribution of all Tapes.	P
1.2.3.25	Maintain a media inventory catalog of all files and Tapes (or alternative media) used to store CoreLogic Data.	P
1.2.3.26
Retain backups in accordance with the retention period for Contract Records set forth in Section 9.10(a) of the MSA for auditing purposes and change backup retention periods and create and maintain new backup jobs as required by CoreLogic in connection with CoreLogic’s legal requirements (e.g. litigation holds, Human Resource investigations, special retention backups).

P
1.2.3.27	Coordinate management of media.	P
1.2.3.28
Develop and document manual media (e.g., Tapes) processing procedures that meet CoreLogic’s requirements and data retention policies and include the following: (i) procedures governing cycling/rotation/disposal of media; and (ii) media management and media retention periods (including for auditing purposes).

P
1.2.3.29	Perform a *** audit of offsite stored media against the offsite inventory catalog.	P

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No.	Description	Supplier	CoreLogic
1.2.3.30	Promptly change backup retention periods and create and maintain new backup jobs as required by CoreLogic (e.g., litigation holds, internal and government investigations)	P
1.2.3.31
Promptly isolate, configure, manage and maintain email mailboxes for CoreLogic Personnel that have been identified by CoreLogic for unique and temporary retention requirements (e.g., litigation holds, internal and government investigations) (“Targeted Retention Mailboxes”), which may include: (i) retention of deleted email; (ii) targeted backup retention periods; (iii) support of CoreLogic's e-discovery requests; and (iv) making available to CoreLogic and its designated third parties access to such mailboxes or mailbox files in the format required by CoreLogic (“CoreLogic Special Retention Services”).  Supplier shall discontinue the CoreLogic Special Retention Services upon request by CoreLogic and reconfigure the Targeted Retention Mailboxes to their normal operating functions and configurations
P

1.2.4	Storage Performance Monitoring.
This Section details the obligations and responsibilities of the Parties regarding monitoring storage performance.

No.	Description	Supplier	CoreLogic
1.2.4.1	Resolve exceptions and alerts related to Enterprise Storage and the Storage Equipment.	P
1.2.4.2
Analyze storage capacity on a *** basis and propose to CoreLogic changes to the Enterprise Storage (e.g., elimination of unused Enterprise Storage and appropriate allocations of Enterprise Storage, recommended additional capacity of Enterprise Storage).

P
1.2.4.3	Develop and implement data migration, archival, backup, catalogue maintenance, and retention management procedures.	P	A
1.2.4.4	Perform storage performance analysis in response to Incidents, Service Requests, and as needed to provide the Services.	P
1.2.4.5	Configure and maintain existing Storage Management Software for storage reporting, monitoring and management.	P

1.2.5	Backup and Restore Management.
This Section details the obligations and responsibilities of the Parties regarding backup and R estore management.

No.	Description	Supplier	CoreLogic
1.2.5.1
Perform data backups and monitor for the successful completion of backups and create Incidents for failed backups. Install and configure backup Equipment, schedule backups, and through Request Management procedures, execute on-demand backups.

P

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No.	Description	Supplier	CoreLogic
1.2.5.2
Perform and monitor the successful completion of backup procedures and create Incidents for unsuccessful backups. Install and configure backup equipment, schedule backup processes, and through Request Management Procedures, execute on-demand backup.
P
1.2.5.3	Perform and monitor for the successful completion of recovery procedures, including online, partial, or other recovery procedures and create Incidents for unsuccessful recoveries.	P
1.2.5.4	Resolve exceptions and alerts related to the Enterprise Storage and Storage Equipment.	P
1.2.5.5	Subject to the capabilities of the replication method selected, provide a recovery procedure for restoring a data image to a previous level within the applicable timeframes.	P
1.2.5.6	On a *** basis, provide recommendations to CoreLogic regarding backup and recovery considerations, such as improved levels of protection, efficiencies and cost reductions.	P	A
1.2.5.7	Implement CoreLogic-approved recommendations on backup and recovery considerations.	P	A
1.2.5.8	Backup CoreLogic Data and information in accordance with CoreLogic backup, archive and retention schedules and other requirements, as provided by CoreLogic, including regular backups on all Systems.	P
1.2.5.9	Maintain and manage backup schedule and backup windows per environment to minimize the impact on the CoreLogic environments.	P
1.2.5.10	Resolve backup failure Incidents in accordance with applicable Incident Management requirements.	P
1.2.5.11	Through agreed upon Restore criteria and requirements, perform random sample test Restores from backups for validity checks and troubleshoot and remediate any issues relating from such test.	P
1.2.5.12	Restore backup data image to the appropriate target Server, including multiple data sets restores, as required to perform the Services or to fulfill CoreLogic requests.	P
1.2.5.13	Create scripts for customized backups as required to meet backup windows.	P
1.2.5.14	Implement procedures for retrieving backed-up and archived storage media (onsite or offsite) as requested by CoreLogic or as required to support the Services.	P
1.2.5.15	Configure and schedule backup and recovery Tools.	P
1.2.5.16	Following Incidents related to the Storage Equipment or Software, implement improvements in backup procedures and Tools.	P
1.2.5.17	Perform load balancing on backup schedules to optimize performance.	P
1.2.5.18	Load and configure backup Software on Systems.	P
1.2.5.19	Maintain and manage the scratch Tape queue.	P

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No.	Description	Supplier	CoreLogic
1.2.5.20	Escalate Tape library or Tape drive failures to applicable Third Party Contractors (e.g., Sun).	P
1.2.5.21	Perform all activities necessary to connect new Infrastructure components to shared storage and backup Infrastructure.	P
1.2.5.22	Implement changes to the backup/recovery system based on generally accepted industry and manufacturer best practices.	P	A
1.2.5.23	Dispose of storage media (e.g. Tapes, disks, etc.) at CoreLogic Facilities in accordance with Section 6.5(e)(ii) of the MSA and CoreLogic security and compliance policies.	P	A
1.2.5.24	Implement procedures for recycling media regularly, managing media replacement and recopying media to provide data integrity and quality.	P
1.2.5.25	In accordance with CoreLogic encryption requirements and Schedule 12 to the MSA, implement necessary capability and procedures for encrypting removable media (for backup purposes).	P	A

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

MASTER SERVICES AGREEMENT
between
CORELOGIC SOLUTIONS, LLC
and
DELL MARKETING L.P.
July 19, 2012
SUPPLEMENT A
AMENDMENT 2
AS AMENDED AND RESTATED EFFECTIVE JULY 19, 2012

Schedule A-3.1
Service Level MATRIX

This document contains proprietary and confidential information of CoreLogic and Dell. The information contained in this document may not be disclosed outside your company without the prior written permission of CoreLogic and Dell.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

1. INTRODUCTION

1.1 Agreement. This Schedule A-3.1 (this “Schedule”) is attached to and incorporated by reference in Supplement A, dated July 19, 2012, to that certain Master Services Agreement by and between CoreLogic and Supplier dated July 19, 2012 (the “MSA”).

1.2 References. All references in this Schedule to articles, sections and attachments shall be to this Schedule, unless another reference is provided.

1.3 Definitions. Terms used in this Schedule with initial capitalized letters but not defined in this Schedule shall have the respective meanings set forth in Schedule 1 to the MSA, Schedule A-1 to Supplement A or elsewhere in the Agreement.

The terms below shall have the following meanings:

"Enterprise Infrastructure Applications" include ***,***/***,***,***,***, ***,***, ***,*** anything defined as enterprise system in ***.

"High Availability" or "HA" means redundancy such that a single operating system or device failure will not degrade the performance of a Service or cause a Service to become unavailable.

"Normal Patch" has the meaning giveb by the applicable product vendor.

"*** Hardware Exception" means Supplier's failure to meet the timing requirements of any single Unit that is subject to the applicable Service Level shall be excused if and to the extent such failure is caused by the failure of a *** to repair or replace ***, other than *** that is included within Supplier’s ***; but only if (i) Supplier uses commercially reasonable efforts to cause such *** to perform within the time frame required for such Unit, (ii) Supplier notifies CoreLogic promptly after such *** failure or delay and (iii) Supplier documents such failure in a Root Cause Analysis after such failure. Any time for which Supplier’s failure to meet the applicable timing requirement is excused by the immediately preceding sentence shall be removed (i.e., excluded) from the calculation of total time to restore such Unit as defined in the Service Level definition. For purposes of the *** Exception, "Unit" means the applicable unit of measurement for the applicable Service Level (e.g., Incident or other applicable unit that is being measured in accordance with the definition and formula for such Service Level).

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2.1	Service Management

Service Level	Category	Service Level Metric	Definition	Formula	Formula Variable A	Formula Variable B	Exceptions	Measurement Method	Measurement Window	*** Eligible	Continuous Improvement Eligible	Weighting
Incident Management
Incident Handling - Severity 1 (Critical): Percent of Severity 1 Incidents that are restored within the target timeframe	Critical Service Level	***% of Incidents are restored within *** hours
Measures the time interval between an Incident record being registered in the service management tool for Severity 1 Incidents to the time normal service operation is restored via implementing a solution to the known error or by employing a workaround
				Service Level Achievement = (A/B) * 100%	A = Count of Severity 1 Incidents resolved on time	B = Count of Severity 1 Incidents resolved for the Measurement Period
Restoration Time does not include the following:
* Time that Incident Tickets are in “suspend mode” due to previously unknown third-party software defects.
* Time that Incident Tickets are in “suspend mode” for equipment-related failures at non-Supplier Facilities.
* Time incurred restoring Application data and/or functionality from tape media after Supplier has returned Equipment to service.
* Third Party Hardware Exception
* Adjustments to the Service Levels approved by CoreLogic in its sole discretion pursuant to the last sentence of Section 4.4 of the MSA in order to permit the performance of new or additional work activities as contemplated by Section 4.4 of the MSA
								OPAS Incident Tickets	24x7	Yes, provided that if any single Incident is not resolved within ***hours, then this *** exception shall not apply	No	***%

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Incident Handling - Severity 2 (High): Percent of Severity 2 Incidents that are restored within the target timeframe	Critical Service Level	***% of Incidents are restored within *** hours
Measures the time interval between an Incident record being registered in the service management tool for Severity 2 Incidents to the time normal service operation is restored via implementing a solution to the known error or by employing a workaround
			Service Level Achievement = (A/B) * 100%	A = count of Severity 2 Incidents resolved on time	B = count of Severity 2 Incidents resolved for the Measurement Period
Restoration Time does not include the following:
* Time that Incident Tickets are in “suspend mode” due to previously unknown third-party software defects.
* Time that Incident Tickets are in “suspend mode” for equipment-related failures at non-Supplier Facilities.
* Time incurred restoring Application data and/or functionality from tape media after Supplier has returned Equipment to service.
* Third Party Hardware Exception
* Adjustments to the Service Levels approved by CoreLogic in its sole discretion pursuant to the last sentence of Section 4.4 of the MSA in order to permit the performance of new or additional work activities as contemplated by Section 4.4 of the MSA
						OPAS Incident Tickets	24x7	Yes, provided that if any single Incident is not resolved within ***hours, then this *** exception shall not apply	Yes	***%

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Incident Communication - Initial: Percentage of Severity 1 and Severity 2 Incidents that are communicated within the target timeframe	Key Measurement	***% of Incidents are communicated within *** min
Measures the time interval between an Incident record being registered in the service management tool for Severity 1 and Severity 2 Incidents and the time a page/phone and email is sent to CoreLogic via OPAS’s FYI paging functionality. Elapsed number of minutes between the creation of a Severity Level 1 Incident and the time that Dell activates the Major Incident Management process (MIM), including notifying CoreLogic via using the standard High Priority Incident Notification Email template, to resolve such Severity Level 1 Incident, as reflected in the corresponding Incident Ticket.
			Service Level Achievement = (A/B) * 100%	A = count of all Severity 1 & Severity 2 Incidents communicated within timeframe	B = count of Severity 1 and Severity 2 Incidents for the Measurement Period	* Does not include actual timestamp of receipt or any communication outside the automated Dell OPAS solution.	OPAS Incident Tickets	24x7	Yes, provided that if any single Incident is not resolved within ***minutes, then this *** exception shall not apply.	No	***
Percentage of notifications (including automated alerts) that are accurately ***, *** and *** into the appropriate ***	Key Measurement	***% of Severity 1 and 2 Incident notifications are accurately***, *** and *** into ***
Measures the percentage of incidents that are submitted to the ticketing system and have initial accurate categorization and assignment. For greatest accuracy, an Incident record should be created to track each inaccuracy. This would be measured using OPAS Incidents and reporting exceptions.
			Service Level Achievement = (A/B) * 100%	A = count of total Severity 1 and 2 Incidents - count of Severity 1 and 2 inaccurate Incidents	B = total count of Severity 1 and 2 Incidents for the Measurement Period	* Any trusted or custom event source incidents (those submitted from outside the current Supplier tools or teams) will be agreed upon before being included in this calculation.	OPAS Incident Tickets	24x7	Yes	Yes	***

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Incident Communication - Continual: Percentage of Incidents where updates are sent within the target	Key Measurement	97% of Severity 1 updates sent every *** min
Measures the percentage of Incidents where communication to applicable stakeholders is performed within the appropriate timeframes for Severity 1 Incidents. Measurement of this will be through an agreed-upon process and timestamp within the OPAS system or transmission mechanism.
			Service Level Achievement = (A/B) * 100%	A = count of total Severity 1 Incidents - count of Severity 1 Incidents with missed communication targets	B = total count of Severity 1 Incidents for the Measurement Period	* This does not include any communication outside the Supplier Service Management process.	OPAS Incident Tickets	24x7	Yes, provided that if any single updateis not resolved within ***(***) minutes, then this *** exception shall not apply.	No	***

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Problem Management
Percentage of times a service impact document that covers the items listed below is completed for Severity 1 and Severity 2 Incidents and a Problem Review Meeting is completed within the target timeframe.
* Incident details through restoration
* Business impact
* RCA - if known
* Long term - fix if known
	Key Measurement	***% of service impact documents are created within*** for Severity*** Incidents
Within *** day, an initial Problem record is created (service impact document), and within *** business days, a draft Root Cause Analysis (RCA) is created. Measures the percentage of times a service impact document that covers the items listed below is completed for Severity 1 Incidents and a Problem Review Meeting is completed within the target timeframe.

* Incident details through restoration
* Business impact
* RCA - if known
* Long term - fix if known

Problem review meeting will be held and draft RCA will be ready within 48 hours. Actual closure of the RCA and Problem record is dependent on change activities needed.
			Service Level Achievement = (A/B) * 100%	A =count of service impact documents created on time	B = total count of service impact documents required for the measurement period	* Excludes Problem records where CoreLogic critical/key stakeholder participation was not included within the target timeframe.	OPAS Problem Records	Business Hours	No	Yes	***
Asset Management											***

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Asset inventory accuracy percentage	Key Measurement	***%	Measures the accuracy of 10% of CIs and associated attributes (as defined in the Policy and Procedures Manual) stored in the Supplier Asset Management Database	Service Level Achievement = (A/B) * 100%	A = count of accurate reported CIs and associated attributes within sample set	B = total count of sample set CIs and associated attributes within the asset database for the Measurement Period	• Any assets within the sample set that are unavailable or inaccessible to Supplier tools and/or Supplier Personnel will be excluded from this calculation.	OPAS Asset Management and KACE	Business Hours	No	No	***
CSAT SLA												***
CoreLogic Operation Managers customer satisfaction	Key Measurement	>=***
Measures Supplier’s performance through a jointly created quarterly survey to ‘CoreLogic Operational Managers’ (Measured on a 1 - 5 scale). Expected survey set of 15-20 individuals. Average of all of the numeric scores selected by an Operational Managers in such survey (on a scale of 1 to 5, with 5 representing the highest level of satisfaction
				Service Level Achievement = (A/B) * 100%	A = Sum of score responses from Operational Managers	B = Number of responses received	* Minimum acceptable returned surveys:: ***% of surveys returned	OPAS	NA	No	No	***
End User customer satisfaction	Key Measurement	>=***
Measures Supplier’s performance through a survey sent to 30% of ‘End Users’ (Measured on a 1 - 5 scale). Average of all of the numeric scores selected by an Authorized User in such survey (on a scale of 1 to 5, with 5 representing the highest level of satisfaction
				Service Level Achievement = (A/B) * 100%	A = Sum of score responses from Authorized Users	B = Number of responses received	* Minimum acceptable sample: ***% of surveys distributed	OPAS	NA	No	No	***

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End User customer satisfaction drop	Key Measurement	***	Number of months in a year (measured annually) when end user CSAT dropped below the prior month. Auto surveys based on services requested across all towers/functions. Compiled and summarized monthly.	Count of number of months with Auhtorized User satisfaction below prior month	NA	NA	* Measured at the anniversary of Service Commencement Date * Drops in Authorized User satisfaction due to exceptional business events or due to CoreLogic directed	OPAS	NA	No	No	***

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2.2	Employee Service Desk

Service Level	Category	Service Level Metric	Definition	Formula	Formula Variable A	Formula Variable B	Exceptions	Measurement Method	Measurement Window	*** Eligible	Continuous Improvement Eligible	Weighting
Average Speed to Answer (ASA) - Percentage of help desk calls that are responded to within a target timeframe	Critical Service Level	***% of calls answered <=*** seconds
Average Speed to Answer (ASA) is the average across all calls to the Service Desk for the time taken from when a call is deemed to have entered the “wait queue” (once the caller has made their final selection from the IVR (interactive voice response) menu) to the time a Service Desk agent answers the call for the purposes of providing Services
				Service Level Achievement = A / B	A = the aggregate elapsed time in the Measurement Period within which telephone calls placed to the Service Desk by Authorized Users are answered	B = the total number of telephone calls to Service Desk in the applicable Measurement Period that are answered	Excludes abandoned calls.	Automatic Call Distribution (ACD)	24x7	No	Yes	***%
Average Handle Time (AHT) - Percentage of help desk calls that are handled to within the target timeframe	Key Measurement	KPI
Average Handle Time (AHT) is the average across all calls to the Service Desk for a Measurement Period of the time taken on the phone by the Service Desk agent for each call. Need to immediately make this a KPI on Day 1
				Service Level Achievement = A / B	A = total time in seconds of all calls answered by a Service Desk agent during the Measurement Period	B = number of answered calls	None	Automatic Call Distribution (ACD)	24x7	No	Yes, but capped at ***	***

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Abandon Rate - Maximum percentage of help desk calls that are abandoned	Key Measurement	<=***%
Call Abandon Rate measured as a percentage by adding the total number of calls to the Service Desk that hang up after selecting an option on the Voice Response Unit and before the call is answered by a live person and dividing this by the total number of calls to the Service Desk during the Measurement Period
				Service Level Achievement = (A/B) * 100%	A = The number of abandoned calls queued to an agent	B = total calls answered + number of abandoned calls queued	None	Automatic Call Distribution (ACD)	24x7	No	Yes	***
First Call Resolution - Percentage of help desk calls that are resolved on the first call in less than *** minutes.	Critical Service Level	>=***%	First Call Resolution is the measurement of how many calls are resolved by the Service Desk upon first contact by the Authorized User.	Service Level Achievement = (A/B) * 100%	A = Total Incidents where Authorized User’s Incident is resolved on 1st contact at the Service Desk	B = Total Incident Tickets received by the Service Desk via phone contact
* Incidents received by the Service Desk by means other than telephone (for example, e‑mail, fax, self service portal) will be excluded when calculating attainment for this Service Level; Calls for which a ticket has already been opened for the same Incident. Incidents that cannot be resolved by the Service Desk, as defined in a list to be developed by Dell during Transition Period and updated from time to time, in each case approved by CoreLogic.
								OPAS Incident Tickets	24x7	No	Yes	***%

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2.3	End User Device Support and Engineering

Service Level	Category	Service Level Metric	Definition	Formula	Formula Variable A	Formula Variable B	Exceptions	Measurement Method	Measurement Window	*** Eligible	Continuous Improvement Eligible	Weighting
End User Devices (Desktops, Laptops, Printers, Phones and Wireless Devices) Note: Includes call center agents
End User Device Setup (new user) - Percentage of new user setups that are successfully completed within the target timeframe	Key Measurement	***% of requests completed within *** days	Measures the percentage of New Authorized User setup requests that are completed within the required timeframes during the Measurement Period	Service Level Achievement = (A/B) * 100%	A = Number of On-Time End User Device Setup Service Requests	B = Total number of End User Device Setup Service Requests for the Measurement Period
* Batch new user setups will be excluded from the On-Time Completion percentage calculation.
* Time before arrival of assets will be excluded from this measurement (i.e., ticket is submitted after arrival of all necessary assets.)
								OPAS Service Requests	Business Hours	Yes, provided that if any single request is not resolved within *** (***) days, then this *** exception shall not apply	Yes	***

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End User Device Services Support - Percentage of end user device service support Incidents that are successfully completed within the target timeframe	Key Measurement	***% of Incidents completed within *** at staffed sites and within *** *** for non-staffed sites	Measures the time interval between an Incident record being registered in the service management tool for Desktop Services related Incidents to the time that operation is restored	Service Level Achievement = (A/B) * 100%	A = count of Desktop Services related Incidents resolved on time	B = count of Desktop Services related Incidents for the Measurement Period
Restoration Time does not include the following:
* Time that Incident Tickets are in "suspend mode" due to previously unknown third-party Software defects
* Time that Incident Tickets are in "suspend mode" for equipment-related failures at non-Dell facilities.
* Time incurred restoring Application data and/or functionality from tape media after Dell has returned Equipment to service.
* Third Party Hardware Exception
* Adjustments to the Service Levels approved by CoreLogic in its sole discretion pursuant to the last sentence of Section 4.4 of the MSA in order to permit the performance of new or additional work activities as contemplated by Section 4.4 of the MSA
							OPAS Incident Tickets	Business Hours	Yes, provided that if any single Incident is not resolved within *** (***) days at staffed sites and more than *** (***) days for non-staffed sites, then this *** exception shall not apply	Yes	***

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End User Device Termination - Percentage of employee end user device termination requests that are successfully completed within the target timeframe	Key Measurement	***% of requests completed within *** days
Measures the degree of compliance of request for End User Device termination within the time period specified. The time period used is the elapsed time from activation of a task to closure of the Service Management Workflow System record.
				Service Level Achievement = (A/B) * 100%	A = Number of On-Time End User Device Termination Service Requests	B = Total number of End User Device Termination Service Requests for the Measurement Period	* This excludes any recovery of employee physical assets (for assets not in CoreLogic offices)	OPAS Service Requests	Business Hours	Yes, if single Incident resulting in default is restored in less than *** days	Yes	***
Packaging (Develop and Push) - Percentage of packaging requests that are successfully completed within the target timeframe	Key Measurement	***% of work requests are completed within *** days
Measures the time taken to package software from the receipt of a request for new software to the time that the software is available for the Authorized User to install via the software distribution system
				Service Level Achievement = (A/B) * 100%	A = Number of packaging Service Requests completed within the required timeframe	B = Total number of packaging Service Requests for the Measurement Period	* Any time greater than *** business days for CoreLogic to perform applicable testing of the software package	OPAS Service Requests	Business Hours	Yes, provided that if any single request is not resolved within *** (***) days, then this *** exception shall not apply	No	***
End User Device Moves/Adds/Changes - Percentage of move requests that are successfully completed within the target timeframe	Key Measurement	***% of requests completed within *** days at staffed sites and *** days at non-staffed sites	Measures the percentage of Moves/Adds/Changes (MACs) Service Requests completed within the required timeframes during the Measurement Period	Service Level Achievement = (A/B) * 100%	A = Number of MAC Service Requests completed within the required timeframes	B = Total number of MAC Service Requests received during the Measurement Period	* Batch (*** IMACDs in a day per CoreLogic Facility) Moves/Adds/Changes will be excluded from the on-Time Completion percentage calculation.	OPAS Service Requests	Business Hours	Yes, provided that if any single Incident is not resolved within *** (***) days at staffed sites and more than*** (***) days for non-staffed sites, then this *** exception shall not apply	Yes	***

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2.4	Enterprise Services, Exchange & Email

Service Level	Category	Service Level Metric	Definition	Formula	Formula Variable A	Formula Variable B	Exceptions	Measurement Method	Measurement Window	*** Eligible	Continuous Improvement Eligible	Weighting
Enterprise Services
Patch management: Servers - Percentage of servers that are successfully patched within the target timeframe (from release of patch)	Key Measurement	***% of normal patches applied in *** and critical patches applied in *** hours
Apply Patches to all instances of enterprise infrastructure applications including acquiring, testing, and installing multiple patches (Service Pack) Patch management tasks include: maintaining current knowledge of available patches, deciding what patches are appropriate, ensuring that patches are installed properly, testing systems after installation, and documenting all associated procedures, such as specific configurations required
				Service Level Achievement = (A/B) * 100%	A = Total number of Enterprise Patches that are successfully installed in accordance with the Patch Management Policy	B = Total number of Enterprise Patches that are scheduled to be completed during the Measurement Period
* Post implementation of service pack, if Microsoft through their website releases a bug notification related to that specific Service Pack & that has caused unsuccessful implementation of patch.
* Time between Dell’s request for CoreLogic’s approval and when CoreLogic provides its approval

OPAS Change Records

Measurement Method will be manual and a combination of timestamp release by Microsoft and change management records. Clock starts at release of patch; clock stops when patch is successfully applied.
									24x7	No	No	***
Percentage Availability of Right Fax Service	Key Measurement	***%	Service availability for Right Fax (including SQL server database) server to send and receive faxes.	Service Level Achievement = (A/B) * 100%	A=Total number of hours of Right Fax Availability excluding Scheduled Downtime from maintenance	B=Total number of hours in a month	* Single point of failure of hardware, Software, or carrier services	OPAS Incident Tickets Will be measured using an Incident RCA based measurement approach.	24x7	No	No	***

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Exchange												***
Percentage Availability of Exchange E‑mail Service (including domain authentication and OWA)	Critical Service Level	***%
Service Availability is defined as the ability of an Authorized User on an Exchange account to (a) access and retrieve information from an individual mailbox, and (b) send and receive messages via his or her mailbox using the Services (Outlook MAPI, OWA, IMAP or POP3).
				Service Level Achievement = (A/B) * 100%	A=Total number of hours of Exchange availability excluding Scheduled Downtime from maintenance	B=Total number of hours in a month
* Individual mailbox or mobile device Availability, individual incoming and outgoing mail delivery time.
* Single point of failure (excluding RAID0 mail stores) of hardware, Software, or carrier services
								OPAS Incident Tickets Will be measured using an Incident RCA based measurement approach.	24x7	No	No	***%
Percentage Availability of Citrix Metaframe Service (Can encompass multiple farms)	Critical Service Level	***%	Service Availability is defined by availability of core Citrix services like IMA service, Print spooler, XML service and published applications.	Service Level Achievement = (A/B) * 100%	A=Total number of hours of Citrix Availability excluding Scheduled Downtime from maintenance	B=Total number of hours in a month	* Individual Citrix clients, individual Citrix Desktop Availability * For published applications, where the application is the root cause of the unavailability.	OPAS Incident Tickets Will be measured using an Incident RCA based measurement approach.	24x7	No	No	***%

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2.5	Network

Service Level	Category	Service Level Metric	Definition	Formula	Formula Variable A	Formula Variable B	Exceptions	Measurement Method	Measurement Window	*** Eligible	Continuous Improvement Eligible	Weighting
Data Network
Percentage Availability of Connectivity required for business operations - LAN (Data Center locations)	Critical Service Level	***%
Availability within data center, common communication between computing and associated devices. Redundant equipment is required. The service is determined to be available if either side of the redundancy is up and operational.
				Service Level Achievement = (A/B) * 100%	A=Total number of seconds of LAN Availability excluding Scheduled Downtime from maintenance	B=Total number of seconds in a month excluding Scheduled Downtime from maintenance	* Third Party Hardware Exception	OPAS Incident Tickets Will be measured using an Incident RCA based measurement approach.	24x7	No	No	***%

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Percentage Availability of Connectivity required for business operations - WAN (Data Center locations)	Critical Service Level	***%
Availability for inter-data center connection, internet, intranet, extranet, devices and circuits. Reachability; measurement of the total number of hours of Availability through VLANS and firewalls to internet service provider circuits, intranet and extranet circuit service providers, communication between data centers. Redundant equipment is required. The service is determined to be available if either side of the redundancy is up and operational.
			Service Level Achievement = (A/B) * 100%	A=Total number of seconds of WAN Availability excluding Scheduled Downtime from maintenance	B=Total number of seconds in a month excluding Scheduled Downtime from maintenance	*Third Party Hardware Exception	OPAS Incident Tickets Will be measured using an Incident RCA based measurement approach.	24x7	No	No	***%

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Percentage availability of LAN (Campus Sites)	Key Measurement	***%
Availability within campus buildings, common communication between computing and associated devices. Assume redundant equipment exists at some level. The service is determined to be available if either side of the redundancy is up and operational.
			Service Level Achievement = (A/B) * 100%	A=Total number of seconds of LAN Availability excluding Scheduled Downtime from maintenance	B=Total number of seconds in a month excluding Scheduled Downtime from maintenance	* Third Party Hardware Exception	OPAS Incident Tickets Will be measured using an incident RCA based measurement approach	24x7	No	Yes	***

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IT Security - Percent of Firewall requests, I.P. Address Add, Change or Open HTTP Port requests that are successfully completed within Target timeframe	Key Measurement	***% of requests completed within***; ***% completed within ***	Measures the time taken between processing of approved request (s)	Service Level Achievement = (A/B) * 100%	A=Number of successfully completed requests	B= Total number of requests in the measurement period
* Any hold in approval processes or change request initiated by CoreLogic
* Supplier’s failure to meet this Service Level in respect of any hardware-related Incidents shall be excused to the extent that such failure is caused by any Supplier third party provider’s failure to perform, or delay in performing, any repair or replacement actions required to be performed by such third party provider in connection with the resolution of any such Incident; provided, that (i) Supplier uses commercially reasonable efforts to cause such third party providers to perform within the required time frame and (ii) to the extent documented in Supplier’s Root Cause Analysis.”
							OPAS Service Requests	24x7	No	No	***
Voice Network											***

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Percentage Availability of Voice Service (includes VOIP)	Critical Service Level	***%	Voice Availability consists of time voice communication between users was available. Includes contact center and end user. Redundant equipment and circuits are required.	Service Level Achievement = (A/B) * 100%	A=Total number of seconds of VOIP Availability excluding Scheduled Downtime from maintenance	B=Total number of seconds in a month excluding Scheduled Downtime from maintenance	* Connection unavailability from provider of the network pipe; *Third Party Hardware Exception * Excludes Avaya, Nortel and other non‑enterprise VOIP systems	Cisco operations manager or equivalent Will be measured using an Incident RCA based measurement approach.	24x7	No	No	***%
New contact center workflow service request.	Key Measurement	***%***complete with in ***	Measures the time taken between processing of approved request(s)	Service Level Achievement = (A/B) * 100%	A=Number of successfully completed requests	B= Total number of requests in the Measurement Period
* Any hold in approval processes or change request initiated by CoreLogic Note: change requests should be after initial submission
* Excludes batch submissions and limited to <=4 or more call flow requests at one time.
								OPAS Service Requests	24x7	Yes, provided that if any single request is not resolved within***days, then this *** exception shall not apply	Yes	***

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2.6	Midrange

Service Level	Category	Service Level Metric	Definition	Formula	Formula Variable A	Formula Variable B	Exceptions	Measurement Method	Measurement Window	*** Eligible	Continuous Improvement Eligible	Weighting
Overall Server Availability
Server Availability - High	Critical Service Level	***%	Measures the Availability of an individual cluster or System that are classified as High	Service Level Achievement = (A/B) * 100%	Sum total of individual cluster Actual Uptime or System Actual Uptime classified as High	Sum total Scheduled Uptime for individual cluster or system classified as High during the Measurement Period
* Lack of availability caused by CoreLogic or Third Party Contractor as documented in Supplier’s Root Cause Analysis
* Third Party Hardware Exception
* If any node of the cluster is not available and cluster it self is available then cluster is considered available.
* Any server classified as High which does not meet the minimal configuration requirements as defined in Resource Unit Definition Schedule A 4.2 at any time during the Measurement Period will be excluded
* Unavailability caused by a CoreLogic employee, as documented in the Root Cause Analysis
								OPAS Incident Tickets	24x7	No	No	***%
Server Availability - Standard	Critical Service Level	***%	Measures the Availability of an individual cluster or System that are classified as Standard	Service Level Achievement = (A/B) * 100%	Sum total of individual cluster Actual Uptime or System Actual Uptime classified as Standard	Sum total Scheduled Uptime for individual cluster or system classified as Standard during the Measurement Period	* Lack of availability caused by CoreLogic or Third Party Contractors as documented in Supplier’s Root Cause Analysis * Third Party Hardware Exception	OPAS Incident Tickets	24x7	No	No	***%

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Server Availability - Low	Key Measurement	***%
Measures the Availability of servers that are classified as Low Availability with no single Low server having downtime > 10 hours. Any single server with downtime >10 hours will result in service level default for “Low” servers.

Note: Availability for servers under the control of application development staff will be excluded from the measurement and will be treated as a KPI with a target measurement of 95%
				Service Level Achievement = (A/B) * 100% or with single Low server having downtime > 10 hours	Sum total Actual Uptime for all systems designated as Low Availability	Sum total Scheduled Uptime for all Systems designated as Low Availability during the Measurement Period
*if the RCA for “Low” category server is not available due to configuration changes by CoreLogic application development team that server will be excluded from the measurement.
*Third Party Hardware Exception
							OPAS Incident Tickets	24x7	No	Yes, provided that not more than ***% of the servers have an aggregate availability less than***%	***
Physical Server											***

Physical Server Provisioning - Percentage of physical server installation requests that are successfully completed within the target timeframe (includes server configuration, backup and other workload automation)
	Key Measurement	***% of requests completed within ***	Measures the percentage of Physical Service Provisioning Service Requests that are fulfilled by Supplier within the required timeframe. This Service Level applies to standard configuration x86 servers	Service Level Achievement = (A/B) * 100%	Total number of Physical Service Provisioning Service Requests completed within defined timeframe	Total number of Physical Service Provisioning Service Requests that are scheduled to be completed during the Measurement Period
* Greater than 10 in single request is batch and will be excluded from the on-Time Completion percentage calculation.
* Time before arrival of assets will be excluded from this measurement (i.e. ticket is submitted after arrival of all necessary assets.)
							OPAS Service Requests	Business Hours	Yes, provided that if any single request is not resolved within *** (***) hours, then this *** exception shall not applys	Yes	***
Virtual Server											***

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Add server(s) into Cloud Environment: Less than Ten (10) VM’s - Percentage of server provisioning requests that are successfully completed within the target timeframe	Key Measurement	***% of requests completed within ***	Measures the percentage of Virtual Service Provisioning Requests (less than ten {10}) that are fulfilled by Supplier within the required timeframe	Service Level Achievement = (A/B) * 100%	Total number of Virtual Service Provisioning Service Requests that are less than ten {10} VMs during the Measurement Period for which the Completion Time is met	Total number of Virtual Service Provisioning Service Requests that are less than ten {10} VM’s that are scheduled to be completed during the Measurement Period	* Any requests for 10 or more VMs will be an exception	OPAS Service Requests	Business Hours	Yes, provided that if any single request is not resolved within *** (***) days, then this *** exception shall not apply	Yes	***
Patch management: Servers - Percentage of servers that are successfully patched within the target timeframe (from release of patch) Note: This is for non-Enterprise Servers (employee systems)	Key Measurement	***% of normal patches applied *** and critical patches applied in ***
Patch Management of Non-Enterprise Servers” means a patch scheduled to be deployed by Dell for Server Operating Systems in accordance with the Patch Management Policy. This will be a quarterly Service Level.
				Service Level Achievement = (A/B) * 100%	Total number of Non-Enterprise Patches that are successfully installed in accordance with the Patch Management Policy for Server Equipment and Software	Total number of Non-Enterprise Patches that are scheduled to be completed during the Measurement Period	* Excludes time between Dell’s request for CoreLogic’s approval and when CoreLogic provides its approval.	OPAS Change Records and associated Server logs.	Business Hours	No	No	***

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2.7	Storage

Service Level	Category	Service Level Metric	Definition	Formula	Formula Variable A	Formula Variable B	Exceptions	Measurement Method	Measurement Window	*** Eligible	Continuous Improvement Eligible	Weighting
Storage
Percentage Availability of Storage	Crticial Service Level	0.999	Measures the average percentage of time that Storage Frames are Available for use during Scheduled Uptime in the applicable Measurement Period	Service Level Achievement = (A/B) * 100%	Sum total of Uptime for all storage Systems	Sum total of Scheduled Uptime for all storage systems during the Measurement Period	Availability excludes the following: * Incidents caused by CoreLogic or Third Party Contractors as documented in Supplier’s Root Cause Analysis * Third Party Hardware Expense	OPAS Incident Tickets	24x7	No	Yes	***%
Tier 1, 2, 3 Storage Provisioning <5% of allocated - Percentage of requests that are successfully completed within the target timeframe	Key Measurement	***% of requests completed within *** day
Measures the percentage of Tier 1, 2, and 3 storage configuration service requests, less than 5% of all allocated storage, that are performed within the required timeframe during the Measurement Period
				Service Level Achievement = (A/B) * 100%	Number of On-Time Tier 1, 2, and 3 Storage Provisioning Service Requests that are <5% of allocated	Number of On-Time Tier 1, 2, and 3 Storage Provisioning Service Requests that are <5% of allocated Requests
* Any Storage provisioning requests which exceed (in sum) more than 5% of allocated storage during the designated Measurement Period will be excluded.
* Locally attached storage
* Third Party Hardware Exception
								OPAS Service Requests	Business Hours	Yes, provided that if any single request is not resolved within *** (***) days, then this *** exception shall not apply	Yes	***

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Tier 1, 2, 3 Storage Provisioning >5% of allocated - Percentage of requests that are successfully completed within the target timeframe	Key Measurement	***% of requests completed within ***s
Measures the percentage of Tier 1, 2, and 3 storage configuration service requests, greater than 5% of all allocated storage, that are performed within the required timeframe during the Measurement Period
				Service Level Achievement = (A/B) * 100%	Number of On-Time Tier 1, 2, and 3 Storage Provisioning Service Requests that are >5% of allocated	Number of On-Time Tier 1, 2, and 3 Storage Provisioning Service Requests that are >5% of allocated Requests	* Locally attached storage.	OPAS Service Requests	Business Hours	No	Yes	***
Backup												***
Add backup service - Percentage of requests to add servers to backup that are successfully completed within the target timeframe	Key Measurement	***% of requests completed within *** days	Measures the percentage of new backup Service Requests that are performed within the required timeframe during the Measurement Period	Service Level Achievement = (A/B) * 100%	Number of backup Service Requests completed within the required timeframe	Total number of backup Service Requests for the Measurement Period	* Add backup service requests - If the number of Add backup service requests is greater than 10 per business day, this will be considered a batch submission and executed as a project.	OPAS Service Requests	Business Hours	Yes, provided that if any single request is not resolved within ***(***)***days, then this *** exception shall not applys	Yes	***

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Emergency Restore Requests - Percentage of restoration requests for business critical restore of file(s), folder(s), sub directory which is currently offsite completed within the target timeframe	Key Measurement	***% of requests initiated within*** day	Measures the percentage of emergency restore Service Requests that are (initiated via the physical restore) within the required timeframe during the Measurement Period	Service Level Achievement = (A/B) * 100%	Number of emergency physical restore Service Requests initiated within the required timeframe	Total number of emergency physical restore Service Requests for the Measurement Period	* Emergency restore requests - If the number of emergency restore requests is greater than 10 per business day, this will be considered a batch submission and executed as a project.	OPAS Service Requests	24x7	No	No	***

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Business critical, backup job failure - Percentage of backup job failures that are successfully addressed within the target timeframe	Key Measurement	***% of failures are successfully completed within*** days	Measures the percentage of backup job failures that are successfully completed within the required timeframe during the Measurement Period	Service Level Achievement = (A/B) * 100%	Number of backup job failures Incident Tickets that are resolved within the required timeframe	Total number of backup job failures incident tickets for the Measurement Period
Restoration Time does not include the following:
* Time that Incident Tickets are in “suspend mode” due to previously unknown third party software defects.
* Time that Incident Tickets are in “suspend mode” for equipment related failures at non‑Dell facilities.
* Third Party Hardware Exception
* Adjustments to the Service Levels approved by CoreLogic in its sole discretion pursuant to the last sentence of Section 4.4 of the MSA in order to permit the performance of new or additional work activities as contemplated by Section 4.4 of the MSA
							OPAS Incident Tickets	24x7	Yes, provided that if any single failure successfully completed is not resolved within *** (***) days, then this *** exception shall not apply	No	***

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CoreLogic requested restore of up to 1.0% of the backup media per/ semiannual or per compliance policy - Percentage of restores successfully completed within the target timeframe	Key Measurement	***% of restores are successfully completed without fault and within *** days.	Measures the percentage of random restores that are successfully completed during designated Change Window	Service Level Achievement = (A/B) * 100%	Number of random restores change tickets completed within the required timeframe	Total number of random restores change tickets executed	OPAS Change Tickets	Reported semi-annually	Yes, provided that if any single restore is not resolved within *** (***) days, then this *** exception shall not apply	No	***

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2.8	Mainframe

Service Level	Category	Service Level Metric	Definition	Formula	Formula Variable A	Formula Variable B	Exceptions	Measurement Method	Measurement Window	*** Eligible	Continuous Improvement Eligible	Weighting
zO/S and Communications Components: Percentage of the agreed upon hours the System is on the wire and Available	Critical Service Level	***%	Measures the Availability of the mainframe environment, including zO/S and associated Communication Components	Service Level Achievement = (A/B) * 100%	Total Uptime for all mainframe systems	Total Scheduled Uptime for all mainframe systems during the Measurement Period	Availability excludes the following: * Non-production environments *Third Party Hardware Exception	OPAS Incident Tickets	24x7	No	No	***%
CICS Production Availability	Critical Service Level	***%	Measures the Availability of the CICS environment	Service Level Achievement = (A/B) * 100%	Total Uptime for all CICS systems	Total Scheduled Uptime for all CICS systems during the Measurement Period	Availability excludes the following: * Non-production environments * Third Party Hardware Exception	OPAS Incident Tickets	24x7	No	No	***%
Percentage availability of ADABAS	Key Measurement	***%	Measures the Availability of the production ADABAS environment	Service Level Achievement = (A/B) * 100%	Total Uptime for production ADABAS system	Total Scheduled Uptime for production ADABAS systems during the Measurement Period	Availability excludes the following: * Non-production environments * Third Party Hardware Exception	OPAS Incident Tickets	24x7	No	Yes	***

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2.9	EAPM

Service Level	Category	Service Level Metric	Definition	Formula	Formula Variable A	Formula Variable B	Exceptions	Measurement Method	Measurement Window	*** Eligible	Continuous Improvement Eligible	Weighting
EAPM – Percent of monitoring setup (server based) completed in the following timeframe:	Key Measurement	***% of requests completed in the target timeframe: *** or fewer servers – ***hrs. *** to *** servers – *** hrs. *** or more servers – *** hrs.	Measures the amount of time between receipt of a monitoring setup request and the completion of the monitoring setup activity	Service Level Achievement = (A/B) * 100%	A = total number of monitoring setup request tickets where the closure time is greater than the target	B = total number of monitoring setup requests in the Measurement Period	None	OPAS Service Requests	Business Hours	Yes, provided that if any single request is not resolved within *** (***) times, then this *** exception shall not apply	No	***
EAPM – Percent of Synthetic Transaction monitoring setup completed in the following timeframe:	Key Measurement
***% of transactions (web page calls) completed in the target timeframe:

***or fewer transactions - *** business hours
*** to *** transactions - *** business hours
*** to *** transactions - ***business hours
			Measures the amount of time between receipt of a monitoring setup request and the completion of the monitoring setup activity	Service Level Achievement = (A/B) * 100%	A = total number of monitoring setup request tickets where the closure time is greater than the target	B = total number of monitoring setup requests in the Measurement Period	None	OPAS Service Requests	Business Hours	Yes, provided that if any single request is not resolved within ***(***)***times, then this *** exception shall not apply	No	***

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2.10	Central Account Provisioning

Service Level	Category	Service Level Metric	Definition	Formula	Formula Variable A	Formula Variable B	Exceptions	Measurement Method	Measurement Window	*** Eligible	Continuous Improvement Eligible	Weighting
Percent of new user account setup requests completed within the target timeframe	Key Measurement	***% of requests completed within *** days	Measures the time taken between processing of approved request to setup the account(s)	Service Level Achievement = (A/B) * 100%	A=Number of successfully completed requests	B= Total number of requests in the Measurement Period	Any hold in approval processes or Change Request initiated by CoreLogic	OPAS Service Requests	Business Hours	Yes, provided that if any single request is not resolved within *** (***) days, then this *** exception shall not apply	No	***
Percent of user terminations that are completed within the target timeframe	Critical Service Level	***% within *** hours and 100% within ***hours	Measures the time taken between processing of approved request to terminate the account(s)	Service Level Achievement = (A/B) * 100%	A=Number of successfully completed requests	B= Total number of requests in the Measurement Period	Any hold in approval processes or Change Request initiated by CoreLogic Any termination requests over 40 during a given day will not be measured	OPAS Service Requests	24x7	No	No	***%

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MASTER SERVICES AGREEMENT
between
CORELOGIC SOLUTIONS, LLC
and
DELL MARKETING L.P.
July 19, 2012

SUPPLEMENT A
AMENDMENT 2
AS AMENDED AND RESTATED EFFECTIVE JULY 19, 2012

SCHEDULE A-4.2
Resource Unit Definitions

This document contains proprietary and confidential information of CoreLogic and Dell. The information contained in this document may not be disclosed outside your company without the prior written permission of CoreLogic and Dell.

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Schedule A-4.2
Resource Unit Definitions

1.1	Introduction.

1.1.1
Agreement. This Schedule A-4.2 (this “Schedule”) is attached to and incorporated by reference in Supplement A to that certain Master Services Agreement by and between CoreLogic and Supplier dated July 19, 2012 (the “MSA”).

1.1.2	References. All references in this Schedule to articles, sections and exhibits shall be to this Schedule, unless another reference is provided.

1.1.3
Definitions. Terms used in this Schedule with initial capitalized letters but not defined in this Schedule shall have the respective meanings set forth in Schedule A-1 to Supplement A, Schedule 1 to the MSA or the other Schedules to the MSA or Supplement A.

The following terms have the meanings specified below:
“Configuration Management Database” or “CMDB” is a database that identifies and tracks relevant information and relationships about Configuration Items (CI) and any changes made to CI in a comprehensive and systematic fashion.

“FTE” or “Full Time Equivalent” means the full-time equivalent of a Supplier Personnel performing Services for a minimum of *** Hours per Contract Year effort (whether by one person or more than one person). Each dedicated FTE shall be deemed to be a fraction of an FTE equal to the number of *** Hours worked by such dedicated FTE in a Contract Year divided by ***.

“Service Request” means any request from the authorized user to add, remove or change to a service. One request may contain one or more related tasks.

1.1.4	General. This Schedule describes the terms and definitions of billable Resource Units applicable to Supplement A. There are no other billable Resource Units applicable to Supplement A.

1.2	Network Services
This Section details the Resource Units associated with Schedule A-2.9 (Network Services)

1.2.1	Network Switch/Router
“Network Switch/Router” means a network switch/router device for which Supplier performs Network Services that is installed and located outside of a Supplier Data Center. For clarity, Supplier owned routers and switches located within a Supplier Facility are supported in accordance with Schedule A-2, but are excluded from the measurement of this Resource Unit unless the router or switch is specifically requested by CoreLogic and is not otherwise required to provide Services in accordance with this Agreement and Service Levels.
Resource Unit Definition: Each Network Switch/Router as measured using data from the CMDB (excluding Network Switch/Routers that do not meet the definition above) on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.2.2	Physical Firewall - Clustered
“Physical Firewall - Clustered” means a physical firewall device that is configured in an active/passive or active/active pair with failover mode, for which Supplier performs Network Services that is installed and located outside of a Supplier Data Center. For clarity, Supplier provided Firewalls located within a Supplier Facility are supported in accordance with

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Schedule A-2, but are excluded from the measurement of this Resource Unit unless the additional Physical Firewall - Clustered is specifically requested by CoreLogic and is not otherwise required to provide Services in accordance with this Agreement and Service Levels.
Resource Unit Definition: Each Physical Firewall - Clustered as measured using data from the CMDB (excluding Firewalls that do not meet the definition above) on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.2.3	Physical Firewall - Standalone
“Physical Firewall - Standalone” means a single standalone physical firewall device for which Supplier performs Network Services that is installed and located outside of a Supplier Data Center. For clarity, Supplier provided Firewalls located within a Supplier Facility are supported in accordance with Schedule A-2, but are excluded from the measurement of this Resource Unit unless the additional Physical Firewall - Standalone is specifically requested by CoreLogic and is not otherwise required to provide Services in accordance with this Agreement and Service Levels.
Resource Unit Definition: Each Physical Firewall - Standalone as measured using data from the CMDB (excluding Firewalls that do not meet the definition above) on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.2.4	Virtual Firewall - Clustered
“Virtual Firewall - Clustered” means a virtual firewall device that is configured in an active/passive or active/activepair with failover mode, for which Supplier performs Network Services that is installed and located outside of a Supplier Data Center. For clarity, Supplier provided Firewalls located within a Supplier Facility are supported in accordance with Schedule A-2, but are excluded from the measurement of this Resource Unit unless the additional Virtual Firewall - Clustered is specifically requested by CoreLogic and is not otherwise required to provide Services in accordance with this Agreement and Service Levels.
Resource Unit Definition: Each Virtual Firewall - Clustered as measured using data from the CMDB (excluding Firewalls that do not meet the definition above) on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.2.5	Virtual Firewall - Standalone
“Virtual Firewall - Standalone” means a single standalone physical firewall device for which Supplier performs Network Services that is installed and located outside of a Supplier Data Center. For clarity, Supplier provided Firewalls located within a Supplier Facility are supported in accordance with Schedule A-2, but are excluded from the measurement of this Resource Unit unless the additional Virtual Firewall - Standalone is specifically requested by CoreLogic and is not otherwise required to provide Services in accordance with this Agreement and Service Levels.
Resource Unit Definition: Each Virtual Firewall - Standalone as measured using data from the CMDB (excluding Firewalls that do not meet the definition above) on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.2.6	Security Appliances
“Security Appliance” means a purpose built Security Appliance including adaptive security appliances, web security appliances, key management appliances, encryption appliances, IPS devices, IDS devices, Security Information and Event Management appliances, and content filters that are in production and located outside of a Supplier Data Center. For clarity, Supplier provided Security Appliances located within a Supplier Facility are supported in accordance with Schedule A-2, but are excluded from the measurement of this Resource Unit unless the additional Security Appliance is specifically requested by CoreLogic and is not otherwise required to provide Services in accordance with this Agreement and Service Levels
Resource Unit Definition: Each Security Appliance as measured using data from the CMDB (excluding Security Appliances that do not meet the definition above) on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

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1.2.7	VOIP Phone
“VOIP Phone” means a VOIP phone device at supported Facilities for which Supplier performs VOIP Services.
Resource Unit Definition: Each VOIP Phone as measured using data from the call management system on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.2.8	Miscellaneous Network Devices
“Miscellaneous Network Device” means a purpose-built network device for which Supplier performs Network Services which is not included in the other network device charges in this Schedule A-4.2. Miscellaneous Network Devices include “***” and “***”. For clarity, Supplier provided Miscellaneous Network Devices located within a Supplier Facility are supported in accordance with Schedule A-2, but are excluded from the measurement of this Resource Unit unless the additional Miscellaneous Network Device is specifically requested by CoreLogic and is not otherwise required to provide Services in accordance with this Agreement and Service Levels.
Resource Unit Definition: Each Miscellaneous Network Device as measured using data from the CMDB (excluding Miscellaneous Network Devices that do not meet the definition above) on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.2.9	Load Balancer - Clustered
“Load Balancer - Clustered” means two purpose-built devices configured in an active/passive or active/active pair with failover mode used to manage and distribute workload across multiple computing resources. For clarity, Supplier provided Load Balancers located within a Supplier Facility are supported in accordance with Schedule A-2, but are excluded from the measurement of this Resource Unit unless the additional Load Balancer - Clustered is specifically requested by CoreLogic and is not otherwise required to provide Services in accordance with this Agreement and Service Levels.
Resource Unit Definition: Each Load Balancer - Clustered as measured using data from the CMDB (excluding Load Balancers that do not meet the definition above) on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.2.10	Load Balancer - Standalone
“Load Balancer - Standalone” means a purpose-built device used to manage and distribute workload across multiple computing resources. For clarity, Supplier provided Load Balancers located within a Supplier Facility are supported in accordance with Schedule A-2, but are excluded from the measurement of this Resource Unit unless the additional Load Balancer - Standalone is specifically requested by CoreLogic, and is not otherwise required to provide Services in accordance with this Agreement and Service Levels.
Resource Unit Definition: Each Load Balancer - Standalone as measured using data from the CMDB (excluding Load Balancers that do not meet the definition above) on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.2.11	Wireless Access Points
“Wireless Access Point” means a Network wireless access point device located at CoreLogic Facilities for which Supplier performs Network wireless Services.
Resource Unit Definition: Each Wireless Access Point as measured using data from CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.2.12	Network IMADS
“Network IMAD” means installs, moves, adds or removals (deletes) of Network devices as requested by CoreLogic excluding IMADs resulting from activities performed under Schedule A-13.

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Resource Unit Definition: Each Network IMAD as measured using data from the Supplier's service management system during the applicable calendar month shall be equal to one (1) Resource Unit.

1.3	End User Desktop Support.
This Section details the Resource Units associated with Schedule A-2.6 (End User Desktop Support and Messaging Services).

1.3.1	EUC (Desktop/Laptop)
“EUC Device” means an end user computing device that is a desktop or laptop personal computing device running a single Microsoft or Apple Operating System.
EUC Device Resource Unit represents the Charges for the Services (e.g., EUC Services and Network Services) for all EUC Devices (other than Mobile Devices and Thin Clients).
Resource Unit Definition: Each EUC Device as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.3.2	Network Printer
“Network Printer” means: (A) a printing device that: (i) is connected to the CoreLogic Network via Ethernet, (ii) is located at a CoreLogic Facility, and (iii) to which Authorized Users are able to print using a EUC Device; and (B) is in-service.
Resource Unit Definition: Each Network Printer as measured using data from CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.3.3	*** Email Account
“Email Mailbox” means an authorized account on the CoreLogic email system for which Supplier is required to provide content-filtering, including user mailboxes, group mailboxes, or system mailboxes. *** Email Accounts shall not include any accounts on the CoreLogic email system allocated to Supplier.
Resource Unit Definition: Each Email Mailbox as measured using data from Exchange Messaging System (excluding Email Mailboxes that do not meet the definition above) on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.3.4	Mobile Device
A “Mobile Device” means a personal hand-held device used by an Authorized User that provides the functions of a cellular phone and/or also allows the receipt and creation of email messages. Mobile Devices exclude bar code readers, digital scanners and RFI devices. The Resource Unit includes support of the Enterprise Server for Active Sync.
Resource Unit Definition: Each Mobile Device as measured using data from the Supplier's mobile device management system (excluding Mobile Device that do not meet the definition above) on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.3.5	Desktop Application Packages
“Desktop Application Package” means any custom compilation of a commercial-off-the-self ("COTS") or custom in-house application, packaged for automated delivery and requested by CoreLogic, by image type as applicable (e.g., *** variations, etc.). Desktop Application Packages include de-install packages required for proper installation to an end user device. The pricing for the Desktop Applications Package Resource Unit categories is on a services-only basis.
Resource Unit Definition: Each Desktop Application Package as measured using data from the Supplier's service management system during the applicable calendar month shall be equal to one (1) Resource Unit.

1.3.6	Desktop Image Management
“Desktop Image Management” means a pre-configured, deployable image validated on one (1) or more currently supported desktop hardware platforms in the CoreLogic environment.

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The pricing for the Desktop Image Management Resource Unit categories is on a services-only basis.
Resource Unit Definition: Each Desktop Image Management as measured using data from the Supplier Desktop Management System on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.3.7	End User IMACDs - Campus
“End User IMACD - Campus” means physical installs, moves, adds, changes or deletions for End User Devices as requested by CoreLogic at sites designated as Campus facilities.
Resource Unit Definition: Each End User IMACD - Campus as measured using data from the Supplier's service management system during the applicable calendar month shall be equal to one (1) Resource Unit.

1.3.8	End User IMACDs - Remote
“End User IMACD - Remote” means physical installs, moves, adds, changes or deletions for End User Devices as requested by CoreLogic at sites not designated as Campus facilities.
Resource Unit Definition: Each End User IMACD - Remote as measured using data from the Supplier's service management system during the applicable calendar month shall be equal to one (1) Resource Unit.

1.4	Service Desk.
This Section details the Resource Units associated with Schedule A-2.3 (Service Desk Services).

1.4.1	Service Desk Tickets
“Service Desk Ticket” means a ticket created by a Service Desk agent that is initiated by the Authorized User by telephone or Self Service. One (1) such Ticket equals one (1) Resource Unit. Tickets that are routed by the Supplier's service management system to Resolver Groups other than the Service Desk are excluded from this Resource Unit.
Resource Unit Definition: Each Service Desk Ticket as measured using data from the Supplier's service management system during the applicable calendar month shall be equal to one (1) Resource Unit.

1.5	Mainframe Services.
This Section details the Resource Units associated with Schedule A-2.7 (, Mainframe, Services).

1.5.1	Mainframe Service
“Mainframe Services Unit” means a Mainframe Service that provides installed mainframe processing capabilities of *** Millions of Instructions Per Second (MIPS) and useable Direct Access Storage Drive (DASD) storage of *** terabytes.
Resource Unit Definition: Each Mainframe Services Unit as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.5.2	Mainframe Tape
“ Mainframe Tape” means a physical tape mount associated with the mainframe.
Resource Unit Definition: Each Mainframe Tape as measured using data from the mainframe system management facility records (SMF) during the applicable calendar month shall be equal to one (1) Resource Unit.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

1.6
Server (Services Only). This Section details the Resource Units associated with Schedule A-2.4 (Server Services). Any Operating System instances that are used to deliver Services already charged by different Resource Units (e.g., *** Email Mailboxes, monitoring, DLP, etc.) as identified in CMDB will be excluded from the device count.

1.6.1	Linux High OS Instance
“Linux High OS Instance” means an Operating System instance that operates on a Linux Operating System platform on a Server at a CoreLogic Data Center or Supplier Facility that CoreLogic has designated to (i) receive the “Linux High OS Instance” Services described in Schedule A-2.4 (Server Services); and (ii) have the applicable minimum computing requirements described in Appendix A below.
Resource Unit Definition: Each Linux High OS Instance as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.6.2	Linux Standard OS Instance
“Linux Standard OS Instance” means an Operating System instance that operates on a Linux Operating System platform on a Server at a CoreLogic Data Center or Supplier Facility that CoreLogic has designated to (i) receive the “Linux Standard OS Instance” described in Schedule A-2.4 (Server Services); and (ii) have the applicable minimum computing requirements described in Appendix A below.
Resource Unit Definition: Each Linux Standard OS Instance as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.6.3	Linux Low OS Instance
“Linux Low OS Instance” means an Operating System instance that operates on a Linux Operating System platform on a Server at a CoreLogic Data Center or Supplier Facility that CoreLogic has designated to (i) receive the “Linux Low OS Instance” described in Schedule A-2.4 (Server Services); and (ii) have the applicable minimum computing requirements described in Appendix A below.
Resource Unit Definition: Each Linux Low OS Instance as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.6.4	Windows High OS Instance
“Windows High OS Instance” means an Operating System instance that operates on a Microsoft Windows Operating System platform on a Server at a CoreLogic Data Center or Supplier Facility that CoreLogic has designated to (i) receive the “Windows High OS Instance” described in Schedule A-2.4 (Server Services); and (ii) have the applicable minimum computing requirements described in Appendix A)
Resource Unit Definition: Each Windows High OS Instance as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.6.5	Windows Standard OS Instance
“Windows Standard OS Instance” means an Operating System instance that operates on a Microsoft Windows Operating System platform on a Server at a CoreLogic Data Center or Supplier Facility that CoreLogic has designated to (i) receive the “Windows Standard OS Instance” described in Schedule A-2.4 (Server Services); and (ii) have the applicable minimum computing requirements described in Appendix A below.
Resource Unit Definition: Each Windows Standard OS Instance as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

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1.6.6	Windows Low OS Instance
“Windows Low OS Instance” means an Operating System instance that operates on a Microsoft Windows Operating System platform on a Server at a CoreLogic Data Center or Supplier Facility that CoreLogic has designated to (i) receive the “Windows Low OS Instance” described in Schedule A-2.4 (Server Services); and (ii) have the applicable minimum computing requirements described in Appendix A below.
Resource Unit Definition: Each Windows Low OS Instance as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.6.7	UNIX High OS Instance
“UNIX High OS Instance” means an Operating System instance that operates on the Solaris or AIX Operating System platform on a Server at a CoreLogic Data Center or Supplier Facility that CoreLogic has designated to (i) receive the “UNIX High OS Instance” described in Schedule A-2.4 (Server Services); and (ii) have the applicable minimum computing requirements described in Appendix A below.
Resource Unit Definition: Each Unix High OS Instance as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.6.8	UNIX Standard OS Instance
“UNIX Standard OS Instance” means an Operating System instance that operates on a the Solaris or AIX Operating System platform on a Server at a CoreLogic Data Center or Supplier Facility that CoreLogic has designated to (i) receive the “UNIX Standard OS Instance” described in Schedule A-2.4 (Server Services); and (ii) have the applicable minimum computing requirements described in Appendix A below.
Resource Unit Definition: Each Unix Standard OS Instance as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.6.9	UNIX Low OS Instance
“UNIX Low OS Instance” means an Operating System Instance that operates on a the Solaris or AIX Operating System platform on a Server at a CoreLogic Data Center or Supplier Facility that CoreLogic has designated to (i) receive the “UNIX Low OS Instance” described in Schedule A-2.4 (Server Services); and (ii) have the applicable minimum computing requirements described in Appendix A below.
Resource Unit Definition: Each Unix Low OS Instance as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.6.10	ESX/Xen Host
“ESX/Xen Host” means device running the ESX or XenServer Operating System platform on a Server at a CoreLogic Data Center or Supplier Facility that CoreLogic has designated to receive the “ESX /XenServer OS Instance” described in Schedule A-2.4 (Server Services).
Resource Unit Definition: Each ESX /Xen Host Instance as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.6.11	iSeries OS Instance
“iSeries OS Instance” means an Operating System instance that operates on a the iSeries (AS 400) Operating System platform on a Server at a CoreLogic Data Center or Supplier Facility that CoreLogic has designated to receive the “iSeries OS Instance” described in Schedule A-2.4 (Server Services).

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1.7	Resource Unit Definition: Each OS Instance as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.Supplier Server Hardware

This Section details the Resource Units associated with Schedule A-2.4 (Server Services). All of the *** and *** associated with providing the Server Services are included in the Charges for the Resource Units covered in this Section.

1.7.1	Physical Server Small Server
“Physical Server Small” means a physical Server that operates on a Microsoft Windows or Linux Standard OS platform and has a baseline of computing resources up to *** GB MEM and up to *** Cores of CPU and boot drive storage (which is not *** to CoreLogic).
Resource Unit Definition: Each Physical Server Small as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.7.2	Physical Server Medium Server
“Physical Server Medium” means a physical Server that operates on a Microsoft Windows or Linux Standard OS platform and has a baseline of computing resources greater than ***- but less than *** GB MEM and up to *** Cores of CPU and boot drive storage (which is not *** to CoreLogic).
Resource Unit Definition: Each Physical Server Medium as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.7.3	Physical Server Large Server
“Physical Server Large” means a physical Server that operates on a Microsoft Windows or Linux Standard OS platform and has a baseline of computing resources equal to or greater than ***- but less than ***- GB MEM and up to *** Cores of CPU and boot drive storage (which is not *** to CoreLogic).
Resource Unit Definition: Each Physical Server Large as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.7.4	Physical Server Extra-Large Server
“Physical Server Extra-Large” means a physical Server that operates on a Microsoft Windows or Linux Standard OS platform and has a baseline of computing resources equal to or greater than *** GB MEM and up to *** Cores of CPU and boot drive storage (which is not *** to CoreLogic).
Resource Unit Definition: Each Physical Server Extra-Large as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.8	Private Cloud
All of the *** and *** associated with providing private cloud Services are included in the Charges for the Resource Units covered in this Section.

1.8.1	Private Cloud Small Server
“Private Cloud Small Server” means a Virtual Server that operates on a Microsoft Windows or Linux OS platform in the Private Cloud Environment that has a baseline of computing resources up to *** GB vMEM and *** - *** Cores of vCPU.
Resource Unit Definition: Each Private Cloud Small Server as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

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1.8.2	Private Cloud Medium Server
“Private Cloud Medium Server” means a Virtual Server that operates on a Microsoft Windows or Linux OS platform in the Private Cloud Environment that has a baseline of computing resources between *** and *** GB vMEM and up to *** Cores of vCPU.
Resource Unit Definition: Each Private Cloud Medium Server as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.8.3	Private Cloud Large Server
“Private Cloud Large Server” means a Virtual Server that operates on a Microsoft Windows or Linux OS platform in the Private Cloud Environment that has a baseline of computing resources between *** and *** GB vMEM and up to *** Cores of vCPU.
Resource Unit Definition: Each Private Cloud Large Server as measured using data from the CMDB on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.9	Cross Functional.
This Section details the Resource Units associated with Schedule A-2.1 (Cross Functional Services).

1.9.1	Service Management Resolver Licenses
“Service Management Resolver License” means a license required for CoreLogic employees and contractors (“Resolvers”) to create, update, and/or close tickets in the Supplier's service management system. For clarity, (i) a resolver license is not required for CoreLogic employees and contractors to open and check status for Incidents and Requests, and (ii) a resolver license for Supplier employees and contractors is excluded.
Resource Unit Definition: Each Service Management Resolver License as measured using data from the Supplier's service management system (excluding Service Management Resolver Licenses that do not meet the definition above) on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.9.2	Electronic Data Exchange (EDE)
“Electronic Data Exchange” means the number of dedicated FTEs required to perform file transfer Services as defined in Schedule A-2.8
Resource Unit Definition: Each named FTE supporting file transfer service as set forth in Schedule A-2.8 within the applicable calendar month, shall be equal to one (1) Resource Unit.

1.10	Security Administration Services
This Section details the Resource Units associated with Security Administration Services.

1.10.1	User Security Administration:
A "User Security Administration Request" means an add, delete or change for access or secure authentication to an Application or Systems Software.
Resource Unit Definition: Each User Security Administration Request measured in Supplier's service management system in the applicable calendar month shall be equal to one (1) Resource Unit.

1.10.2	End Point Log Retention and Monitoring Sources
“End Point Log Retention and Monitoring Source” means an end point log source captured and monitored by the Supplier's security information event management system. All end points must be directly connected to the CoreLogic network and be approved for consolidated logging by the CoreLogic security team.
Resource Unit Definition: Each End Point Log Retention and Monitoring Source as measured using data from Supplier's security information and event management system on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

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1.10.3	Firewall Rule Changes
“Firewall Rule Change” means a Service Request covering additions, changes or deletions to the Firewall rules, including system or group definitions, Network routing tables, access control lists and authentication configurations.
Resource Unit Definition: Each Firewall Rule Change as measured by Supplier's service management system during the applicable calendar month shall be equal to one (1) Resource Unit.

1.11	Storage and Backup Services.
This Section details the Resource Units associated with Schedule A-2.5 (Storage and Backup Services).

1.11.1	Storage Management (Services Only)
“Storage Management (Services Only)” means CoreLogic provided storage for which Supplier performs Services.
Storage Management (Services Only) is measured based on the aggregate amount of usable TBs of CoreLogic storage identified in the Storage Management software that is allocated to a Server.
Resource Unit Definition: Each usable TB of Storage Management (Service Only) allocated to a server measured in the storage management system on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.11.2	Backup Management (Services Only)
“Backup Management (Services Only)” means operation, support and management of the CoreLogic provided backup systems by the Supplier as set forth in Schedule A-2.5.
Resource Unit Definition: Each gigabyte of data that is processed by the Backup Management System during applicable calendar month as measured by CoreLogic's Backup Management System shall be equal to one (1) Resource Unit.

1.11.3	Tier 1 Storage (Services and Hardware)
“Tier 1 Supplier SAN Storage” means Supplier-owned, configured and CoreLogic-usable SAN Supplier storage (with a drive geometry of ***GB or ***GB @ *** RPM and a redundant array of independent disks (RAID) level of ***) that is allocated to a Server. Tier 1 Supplier SAN Storage is measured based on usable TBs of Tier 1 Supplier SAN Storage identified in the Storage Management Software that is allocated to Servers.
The Tier 1 Storage Resource Unit represents the Charges for all of the Equipment, Software and Services associated with Tier 1 Supplier Storage.
Resource Unit Definition: Each usable TB of Tier 1 Supplier SAN Storage allocated to a Server measured by Supplier's storage management system on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.11.4	Tier 2 Storage (Services and Hardware)
“Tier 2 Supplier SAN Storage” means Supplier-owned, configured and CoreLogic-usable Supplier storage (with a drive geometry of ***GB or ***GB @ *** RPM and a redundant array of independent disks (RAID) level of ***) that is allocated to a Server.
Tier 2 Supplier SAN Storage is measured based on usable TBs of Tier 2 Supplier SAN Storage identified in the Storage Management Software that is allocated to Servers.
The Tier 2 Storage Resource Unit represents the Charges for all of the Equipment, Software and Services associated with Tier 2 Supplier Storage.
Resource Unit Definition: Each usable TB of Tier 2 Supplier SAN Storage measured by Supplier's storage management system allocated to Server on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.11.5	Tier 3 Storage (Services and Hardware)

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“Tier 3 Supplier SAN Storage” means Supplier-owned, configured and CoreLogic-usable Supplier storage (with a drive geometry of ***, ***, or *** @ *** RPM and a redundant array of independent disks (RAID) level of ***) that is allocated to a Server. Tier 3 Supplier SAN Storage is measured based on TBs of Tier 3 Supplier Storage identified in the Storage Management software that is allocated to Servers.
The Tier 3 Storage Resource Unit represents the Charges for all of the Equipment, Software and Services associated with Tier 2 Supplier Storage.
Resource Unit Definition: Each TB of Tier 3 Supplier SAN Storage allocated to a Server as measured by Supplier's storage management system on the fifteenth day of the applicable calendar month shall be equal to one (1) Resource Unit.

1.11.6	Backup Management (Services and Hardware)
“Backup Management (Services and Hardware)” means a backup of CoreLogic Data to tape media that is performed by Supplier using Supplier-owned Backup Management Systems and that is managed by Supplier on-site at a Supplier Facility or off-site at a Supplier vaulting service provider.
Backup Management (Services and Hardware) Resource Unit represents the Charges for all of the Equipment (e.g., Supplier's management Systems), Software and Services associated with Backup Management (Services and Hardware).
.Resource Unit Definition: Each gigabyte of data that is processed by the Backup Management System during applicable calendar month as measured by Supplier's Backup Management System shall be equal to one (1) Resource Unit.

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CORELOGIC AND DELL CONFIDENTIAL     Schedule A-4.2    Page 13

Appendix A - Minimum Server Requirements

	Windows, UNIX Linux OS High	Windows, UNIX Linux OS Standard	Windows, UNIX Linux OS Low
Clustering Required	***	***	***
Software Requirements	*** *** ***	***	***
Hardware Requirements	*** *** ***	*** ***	*** ***
LAN	*** ***	*** ***	*** ***
SAN & Storage	*** ***	*** ***	*** ***
Load Balancer (if required by application)	*** ***	*** ***	*** ***
Firewall	*** ***	*** ***	*** ***
IDS/ IPS	*** ***	*** *** ***	*** *** ***
Vendor 24x7, 4 hour response Maintenance and Support Required	*** ***	*** ***	*** ***
Dell Data Center Location / CoreLogic Location / Both	*** ***	*** ***	*** ***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

MASTER SERVICES AGREEMENT

between

CORELOGIC SOLUTIONS, LLC

and

DELL MARKETING L.P.

July 19, 2012

SUPPLEMENT A

Amendment 2
Amended and Restated Effective July 19, 2012

SCHEDULE A-4.1 - BASELINE CHARGES
SCHEDULE A-4.3 - BASELINE VOLUMES
SCHEDULE A-4.4 - ARC/RRC RATES
SCHEDULE A-4.5.1 - TRANSITION CHARGES
SCHEDULE A-4.5.2 - TRANSFORMATION CHARGES
SCHEDULE A-4.7 - RATE CARD
SCHEDULE A-4.11 - PROJECT POOL

This document contains proprietary and confidential information of CoreLogic and Dell. The information contained in this document may not be disclosed outside your company without the prior written permission of CoreLogic and Dell.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Schedule A-4.1 Baseline Charges

Baseline Charges	2012	2013	2014 **	2015	2016	2017	2018	2019	2020 *	Total
***										***
Account and Service Management	-	***	***	***	***	***	***	***	***	***
DR	-	***	***	***	***	***	***	***	***	***
Chargeable Project Management	-	***	***	***	***	***	***	***	***	***
Telecom Expense Management	-	***	***	***	***	***	***	***	***	***
***										***
Network	-	***	***	***	***	***	***	***	***	***
End User Device Support and Messaging	-	***	***	***	***	***	***	***	***	***
Employee Service Desk	-	***	***	***	***	***	***	***	***	***
Mainframe	-	***	***	***	***	***	***	***	***	***
Midrange and Server	-	***	***	***	***	***	***	***	***	***
Storage	-	***	***	***	***	***	***	***	***	***
Backup	-	***	***	***	***	***	***	***	***	***
Cross Functional and Media Center	-	***	***	***	***	***	***	***	***	***
Security	-	***	***	***	***	***	***	***	***	***
***
Totals	-	***	***	***	***	***	***	***	***	***
	*	2020 fees represent charges for January of 2020 only
	**	2014 Mainframe fees cover charges for the first six months of the year.

On the January 2013 invoice, *** will provide a*** to *** in the amount of $***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Schedule A-4.3 Baseline Volumes
The definitions associated with these Resource Units are set forth in Schedule A-4.2
Description	Banding	2013 Monthly Volumes
Network		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec
Network Switch /Router	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Firewall - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Firewall - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Virtual Firewall - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Virtual Firewall - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Security Appliances	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Wireless Access Points	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Load Balancer - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Load Balancer - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Misc. Network Device	No Band	***	***	***	***	***	***	***	***	***	***	***	***
VoIP Phones	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Network IMADS	No Band	***	***	***	***	***	***	***	***	***	***	***	***
End User Device Support and Messaging
EUC (Desktop/Laptop)	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop IMACS - Campus	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop IMACS - Remote	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Network Printer	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Exchange Email Account	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Mobile Device	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop Application Package	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop Image Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Employee Service Desk
Service Desk Tickets	***	***	***	***	***	***	***	***	***	***	***	***	***
Mainframe
Mainframe Service	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Mainframe Tapes	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Midrange and Server
Hardware
Physical Server Small	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Medium	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Extra Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Small	No Band	***	***	***	***	***	***	***	***	***	***	***	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Cloud Server Medium	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Services
Linux OS Low	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Linux OS Standard	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Linux OS High	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS Low	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS Standard	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS High	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX Low OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX Medium OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX High OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
i-Series	No Band	***	***	***	***	***	***	***	***	***	***	***	***
ESX/Xen Host	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Storage and Backup Services
Services Only
Storage Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Backup Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Services and Hardware
Tier 1 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Tier 2 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Tier 3 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Backup Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cross Functional Services
Service Management Resolver Licenses	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Electronic Data Exchange (EDE)	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Security Administration Services
User Security Administration	No Band	***	***	***	***	***	***	***	***	***	***	***	***
End Point Log Retention & Monitoring	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Firewall Rule Changes	No Band	***	***	***	***	***	***	***	***	***	***	***	***

Description	Banding	2014 Monthly Volumes
Network		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec
Network Switch /Router	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Firewall - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Firewall - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Virtual Firewall - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Virtual Firewall - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Security Appliances	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Wireless Access Points	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Load Balancer - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Load Balancer - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Misc. Network Device	No Band	***	***	***	***	***	***	***	***	***	***	***	***
VoIP Phones	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Network IMADS	No Band	***	***	***	***	***	***	***	***	***	***	***	***
End User Device Support and Messaging
EUC (Desktop/Laptop)	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop IMACS - Campus	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop IMACS - Remote	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Network Printer	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Exchange Email Account	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Mobile Device	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop Application Package	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop Image Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Employee Service Desk
Service Desk Tickets	***	***	***	***	***	***	***	***	***	***	***	***	***
Mainframe
Mainframe Service	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Mainframe Tapes	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Midrange and Server
Hardware
Physical Server Small	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Medium	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Extra Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Small	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Medium	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Services
Linux OS Low	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Linux OS Standard	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Linux OS High	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS Low	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS Standard	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS High	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX Low OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

UNIX Medium OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX High OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
i-Series	No Band	***	***	***	***	***	***	***	***	***	***	***	***
ESX/Xen Host	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Storage and Backup Services
Services Only
Storage Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Backup Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Services and Hardware
Tier 1 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Tier 2 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Tier 3 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Backup Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cross Functional Services
Service Management Resolver Licenses	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Electronic Data Exchange (EDE)	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Security Administration Services
User Security Administration	No Band	***	***	***	***	***	***	***	***	***	***	***	***
End Point Log Retention & Monitoring	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Firewall Rule Changes	No Band	***	***	***	***	***	***	***	***	***	***	***	***

Description	Banding	2015 Monthly Volumes
Network		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec
Network Switch /Router	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Firewall - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Firewall - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Virtual Firewall - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Virtual Firewall - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Security Appliances	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Wireless Access Points	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Load Balancer - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Load Balancer - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Misc. Network Device	No Band	***	***	***	***	***	***	***	***	***	***	***	***
VoIP Phones	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Network IMADS	No Band	***	***	***	***	***	***	***	***	***	***	***	***
End User Device Support and Messaging
EUC (Desktop/Laptop)	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop IMACS - Campus	No Band	***	***	***	***	***	***	***	***	***	***	***	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Desktop IMACS - Remote	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Network Printer	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Exchange Email Account	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Mobile Device	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop Application Package	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop Image Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Employee Service Desk
Service Desk Tickets	***	***	***	***	***	***	***	***	***	***	***	***	***
Mainframe
Mainframe Service	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Mainframe Tapes	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Midrange and Server
Hardware
Physical Server Small	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Medium	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Extra Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Small	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Medium	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Services
Linux OS Low	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Linux OS Standard	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Linux OS High	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS Low	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS Standard	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS High	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX Low OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX Medium OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX High OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
i-Series	No Band	***	***	***	***	***	***	***	***	***	***	***	***
ESX/Xen Host	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Storage and Backup Services
Services Only
Storage Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Backup Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Services and Hardware
Tier 1 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Tier 2 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Tier 3 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Backup Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cross Functional Services
Service Management Resolver Licenses	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Electronic Data Exchange (EDE)	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Security Administration Services
User Security Administration	No Band	***	***	***	***	***	***	***	***	***	***	***	***
End Point Log Retention & Monitoring	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Firewall Rule Changes	No Band	***	***	***	***	***	***	***	***	***	***	***	***

Description	Banding	2016 Monthly Volumes
Network		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec
Network Switch /Router	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Firewall - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Firewall - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Virtual Firewall - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Virtual Firewall - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Security Appliances	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Wireless Access Points	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Load Balancer - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Load Balancer - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Misc. Network Device	No Band	***	***	***	***	***	***	***	***	***	***	***	***
VoIP Phones	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Network IMADS	No Band	***	***	***	***	***	***	***	***	***	***	***	***
End User Device Support and Messaging
EUC (Desktop/Laptop)	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop IMACS - Campus	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop IMACS - Remote	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Network Printer	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Exchange Email Account	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Mobile Device	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop Application Package	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop Image Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Employee Service Desk
Service Desk Tickets	***	***	***	***	***	***	***	***	***	***	***	***	***
Mainframe
Mainframe Service	No Band	***	***	***	***	***	***	***	***	***	***	***	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Mainframe Tapes	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Midrange and Server
Hardware
Physical Server Small	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Medium	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Extra Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Small	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Medium	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Services
Linux OS Low	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Linux OS Standard	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Linux OS High	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS Low	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS Standard	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS High	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX Low OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX Medium OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX High OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
i-Series	No Band	***	***	***	***	***	***	***	***	***	***	***	***
ESX/Xen Host	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Storage and Backup Services
Services Only
Storage Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Backup Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Services and Hardware
Tier 1 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Tier 2 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Tier 3 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Backup Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cross Functional Services
Service Management Resolver Licenses	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Electronic Data Exchange (EDE)	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Security Administration Services
User Security Administration	No Band	***	***	***	***	***	***	***	***	***	***	***	***
End Point Log Retention & Monitoring	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Firewall Rule Changes	No Band	***	***	***	***	***	***	***	***	***	***	***	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Description	Banding	2017 Monthly Volumes
Network		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec
Network Switch /Router	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Firewall - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Firewall - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Virtual Firewall - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Virtual Firewall - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Security Appliances	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Wireless Access Points	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Load Balancer - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Load Balancer - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Misc. Network Device	No Band	***	***	***	***	***	***	***	***	***	***	***	***
VoIP Phones	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Network IMADS	No Band	***	***	***	***	***	***	***	***	***	***	***	***
End User Device Support and Messaging
EUC (Desktop/Laptop)	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop IMACS - Campus	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop IMACS - Remote	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Network Printer	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Exchange Email Account	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Mobile Device	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop Application Package	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop Image Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Employee Service Desk
Service Desk Tickets	***	***	***	***	***	***	***	***	***	***	***	***	***
Mainframe
Mainframe Service	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Mainframe Tapes	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Midrange and Server
Hardware
Physical Server Small	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Medium	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Extra Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Small	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Medium	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Services

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Linux OS Low	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Linux OS Standard	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Linux OS High	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS Low	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS Standard	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS High	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX Low OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX Medium OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX High OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
i-Series	No Band	***	***	***	***	***	***	***	***	***	***	***	***
ESX/Xen Host	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Storage and Backup Services
Services Only
Storage Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Backup Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Services and Hardware
Tier 1 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Tier 2 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Tier 3 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Backup Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cross Functional Services
Service Management Resolver Licenses	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Electronic Data Exchange (EDE)	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Security Administration Services
User Security Administration	No Band	***	***	***	***	***	***	***	***	***	***	***	***
End Point Log Retention & Monitoring	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Firewall Rule Changes	No Band	***	***	***	***	***	***	***	***	***	***	***	***

Network		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec
Network Switch /Router	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Firewall - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Firewall - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Virtual Firewall - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Virtual Firewall - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Security Appliances	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Wireless Access Points	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Load Balancer - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Load Balancer - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Misc. Network Device	No Band	***	***	***	***	***	***	***	***	***	***	***	***
VoIP Phones	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Network IMADS	No Band	***	***	***	***	***	***	***	***	***	***	***	***
End User Device Support and Messaging
EUC (Desktop/Laptop)	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop IMACS - Campus	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop IMACS - Remote	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Network Printer	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Exchange Email Account	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Mobile Device	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop Application Package	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop Image Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Employee Service Desk
Service Desk Tickets	***	***	***	***	***	***	***	***	***	***	***	***	***
Mainframe
Mainframe Service	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Mainframe Tapes	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Midrange and Server
Hardware
Physical Server Small	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Medium	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Extra Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Small	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Medium	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Services
Linux OS Low	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Linux OS Standard	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Linux OS High	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS Low	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS Standard	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS High	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX Low OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX Medium OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX High OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
i-Series	No Band	***	***	***	***	***	***	***	***	***	***	***	***
ESX/Xen Host	No Band	***	***	***	***	***	***	***	***	***	***	***	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Storage and Backup Services
Services Only
Storage Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Backup Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Services and Hardware
Tier 1 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Tier 2 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Tier 3 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Backup Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cross Functional Services
Service Management Resolver Licenses	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Electronic Data Exchange (EDE)	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Security Administration Services
User Security Administration	No Band	***	***	***	***	***	***	***	***	***	***	***	***
End Point Log Retention & Monitoring	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Firewall Rule Changes	No Band	***	***	***	***	***	***	***	***	***	***	***	***

Description	Banding	2019 Monthly Volumes
Network		Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec
Network Switch /Router	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Firewall - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Firewall - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Virtual Firewall - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Virtual Firewall - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Security Appliances	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Wireless Access Points	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Load Balancer - Clustered	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Load Balancer - Standalone	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Misc. Network Device	No Band	***	***	***	***	***	***	***	***	***	***	***	***
VoIP Phones	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Network IMADS	No Band	***	***	***	***	***	***	***	***	***	***	***	***
End User Device Support and Messaging
EUC (Desktop/Laptop)	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop IMACS - Campus	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop IMACS - Remote	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Network Printer	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Exchange Email Account	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Mobile Device	No Band	***	***	***	***	***	***	***	***	***	***	***	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Desktop Application Package	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Desktop Image Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Employee Service Desk
Service Desk Tickets	***	***	***	***	***	***	***	***	***	***	***	***	***
Mainframe
Mainframe Service	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Mainframe Tapes	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Midrange and Server
Hardware
Physical Server Small	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Medium	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Physical Server Extra Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Small	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Medium	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cloud Server Large	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Services
Linux OS Low	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Linux OS Standard	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Linux OS High	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS Low	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS Standard	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Windows OS High	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX Low OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX Medium OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
UNIX High OS Instance	No Band	***	***	***	***	***	***	***	***	***	***	***	***
i-Series	No Band	***	***	***	***	***	***	***	***	***	***	***	***
ESX/Xen Host	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Storage and Backup Services
Services Only
Storage Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Backup Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Services and Hardware
Tier 1 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Tier 2 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Tier 3 Storage	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Backup Management	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Cross Functional Services

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Service Management Resolver Licenses	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Electronic Data Exchange (EDE)	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Security Administration Services
User Security Administration	No Band	***	***	***	***	***	***	***	***	***	***	***	***
End Point Log Retention & Monitoring	No Band	***	***	***	***	***	***	***	***	***	***	***	***
Firewall Rule Changes	No Band	***	***	***	***	***	***	***	***	***	***	***	***

Description	Banding	2020 Monthly Volumes
Network		Jan
Network Switch /Router	No Band	***
Physical Firewall - Clustered	No Band	***
Physical Firewall - Standalone	No Band	***
Virtual Firewall - Clustered	No Band	***
Virtual Firewall - Standalone	No Band	***
Security Appliances	No Band	***
Wireless Access Points	No Band	***
Load Balancer - Clustered	No Band	***
Load Balancer - Standalone	No Band	***
Misc. Network Device	No Band	***
VoIP Phones	No Band	***
Network IMADS	No Band	***
End User Device Support and Messaging
EUC (Desktop/Laptop)	No Band	***
Desktop IMACS - Campus	No Band	***
Desktop IMACS - Remote	No Band	***
Network Printer	No Band	***
Exchange Email Account	No Band	***
Mobile Device	No Band	***
Desktop Application Package	No Band	***
Desktop Image Management	No Band	***
Employee Service Desk
Service Desk Tickets	***	***
Mainframe
Mainframe Service	No Band	***
Mainframe Tapes	No Band	***
Midrange and Server
Hardware
Physical Server Small	No Band	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Physical Server Medium	No Band	***
Physical Server Large	No Band	***
Physical Server Extra Large	No Band	***
Cloud Server Small	No Band	***
Cloud Server Medium	No Band	***
Cloud Server Large	No Band	***
Services
Linux OS Low	No Band	***
Linux OS Standard	No Band	***
Linux OS High	No Band	***
Windows OS Low	No Band	***
Windows OS Standard	No Band	***
Windows OS High	No Band	***
UNIX Low OS Instance	No Band	***
UNIX Medium OS Instance	No Band	***
UNIX High OS Instance	No Band	***
i-Series	No Band	***
ESX/Xen Host	No Band	***
Storage and Backup Services
Services Only
Storage Management	No Band	***
Backup Management	No Band	***
Services and Hardware
Tier 1 Storage	No Band	***
Tier 2 Storage	No Band	***
Tier 3 Storage	No Band	***
Backup Management	No Band	***
Cross Functional Services
Service Management Resolver Licenses	No Band	***
Electronic Data Exchange (EDE)	No Band	***
Security Administration Services
User Security Administration	No Band	***
End Point Log Retention & Monitoring	No Band	***
Firewall Rule Changes	No Band	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

The definitions associated with these Resource Units are set forth in Schedule A-4.2	ARC/RRC Rates
	2012	2013	2014	2015	2016	2017	2018	2019	2020
Network
Network Switch /Router	***	***	***	***	***	***	***	***	***
Physical Firewall - Clustered	***	***	***	***	***	***	***	***	***
Physical Firewall - Standalone	***	***	***	***	***	***	***	***	***
Virtual Firewall - Clustered	***	***	***	***	***	***	***	***	***
Virtual Firewall - Standalone	***	***	***	***	***	***	***	***	***
Security Appliances	***	***	***	***	***	***	***	***	***
Wireless Access Points	***	***	***	***	***	***	***	***	***
Load Balancer - Clustered	***	***	***	***	***	***	***	***	***
Load Balancer - Standalone	***	***	***	***	***	***	***	***	***
Miscellaneous Network Device	***	***	***	***	***	***	***	***	***
VoIP Phones	***	***	***	***	***	***	***	***	***
Network IMACS	***	***	***	***	***	***	***	***	***
End User Device Support and Messaging
EUC (Desktop/Laptop)	***	***	***	***	***	***	***	***	***
Desktop IMACS - Campus	***	***	***	***	***	***	***	***	***
Desktop IMACS - Remote	***	***	***	***	***	***	***	***	***
Network Printer	***	***	***	***	***	***	***	***	***
Exchange Email Account	***	***	***	***	***	***	***	***	***
Mobile Device	***	***	***	***	***	***	***	***	***
Desktop Application Package	***	***	***	***	***	***	***	***	***
Desktop Image Management	***	***	***	***	***	***	***	***	***
Employee Service Desk
Service Desk Tickets	***	***	***	***	***	***	***	***	***
Mainframe
Mainframe Service	***	***	***	***	***	***	***	***	***
Mainframe Tapes	***	***	***	***	***	***	***	***	***
Midrange and Server
Hardware
Physical Server Small	***	***	***	***	***	***	***	***	***
Physical Server Medium	***	***	***	***	***	***	***	***	***
Physical Server Large	***	***	***	***	***	***	***	***	***
Physical Server Extra Large	***	***	***	***	***	***	***	***	***
Cloud Server Small	***	***	***	***	***	***	***	***	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Cloud Server Medium	***	***	***	***	***	***	***	***	***
Cloud Server Large	***	***	***	***	***	***	***	***	***
Services
Linux Low OS Instance	***	***	***	***	***	***	***	***	***
Linux Medium OS Instance	***	***	***	***	***	***	***	***	***
Linux High OS Instance	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***
Windows Low OS Instance	***	***	***	***	***	***	***	***	***
Windows Medium OS Instance	***	***	***	***	***	***	***	***	***
Windows High OS Instance	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***
UNIX Low OS Instance	***	***	***	***	***	***	***	***	***
UNIX Medium OS Instance	***	***	***	***	***	***	***	***	***
UNIX High OS Instance	***	***	***	***	***	***	***	***	***

i-Series	***	***	***	***	***	***	***	***	***
ESX/Xen Host	***	***	***	***	***	***	***	***	***
Storage and Backup Services
Services Only
Storage Management	***	***	***	***	***	***	***	***	***
Backup Management	***	***	***	***	***	***	***	***	***
Services and Hardware
Tier 1 Storage	***	***	***	***	***	***	***	***	***
Tier 2 Storage	***	***	***	***	***	***	***	***	***
Tier 3 Storage	***	***	***	***	***	***	***	***	***
Backup Management	***	***	***	***	***	***	***	***	***
Cross Functional Services
Service Management Resolver Licenses	***	***	***	***	***	***	***	***	***
Electronic Data Exchange (EDE)	***	***	***	***	***	***	***	***	***
Security Administration Services
User Security Administration	***	***	***	***	***	***	***	***	***
End Point Log Retention & Monitoring	***	***	***	***	***	***	***	***	***
Firewall Rule Changes	***	***	***	***	***	***	***	***	***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Schedule 4-5.1 Transition Charges
Month	Operational Transition	Stabilization and reboot	DCTMV Planning	DCTMV Migration	Total
Aug-12	$ ***	$ ***	$ -	$ ***	$ ***
Sep-12	$ ***	$ ***	$ ***	$ ***	$ ***
Oct-12	$ ***	$ ***	$ ***	$ ***	$ ***
Nov-12	$ ***	$ ***	$ ***	$ ***	$ ***
Dec-12	$ ***	$ ***	$ ***	$ ***	$ ***
Jan-13	$ ***		$ ***	$ ***	$ ***
Feb-13				$ ***	$ ***
Mar-13				$ ***	$ ***
Apr-13				$ ***	$ ***
May-13				$ ***	$ ***
Jun-13				$ ***	$ ***
Jul-13				$ ***	$ ***
Aug-13				$ ***	$ ***
Sep-13				$ ***	$ ***
Oct-13				$ ***	$ ***
Nov-13				$ ***	$ ***
Dec-13				$ ***	$ ***
Jan-14				$ ***	$ ***
Feb-14				$ ***	$ ***
Mar-14				$ ***	$ ***
Apr-14				$ ***	$ ***
May-14				$ ***	$ ***
Jun-14				$ ***	$ ***
Total	$ ***	$ ***	$ ***	$ ***	$ ***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Schedule 4-5.2 Transformation Charges

Month	Mainframe Planning and Assessment	Mainframe Configuration, Coding and Testing	***	U2L Planning and Assessment	U2L Configuration, Coding and Testing	Total Transformation
Aug-12	$***	$***		$***	$***	$***
Sep-12	$***	$***		$***	$***	$***
Oct-12	$***	$***	***	$***	$***	$***
Nov-12	$***	$***	***	$***	$***	$***
Dec-12	$***	$***	***	$***	$***	$***
Jan-13	$***	$***	***	$***	$***	$***
Feb-13	$***	$***	***	$***	$***	$***
Mar-13	$***	$***	***	$***	$***	$***
Apr-13	$***	$***	***	$***	$***	$***
May-13	$***	$***	***	$***	$***	$***
Jun-13	$***	$***	***	$***	$***	$***
Jul-13	$***	$***	***	$***	$***	$***
Aug-13	$***	$***	***	$***	$***	$***
Sep-13	$***	$***	***	$***	$***	$***
Oct-13	$***	$***	***	$***	$***	$***
Nov-13	$***	$***	***	$***	$***	$***
Dec-13	$***	$***	***	$***	$***	$***
Jan-14	$***	$***	***	$***	$***	$***
Feb-14	$***	$***	***	$***	$***	$***
Mar-14	$***	$***	***	$***	$***	$***
Apr-14	$***	$***	***	$***	$***	$***
May-14	$***	$***		$***	$***	$***
Jun-14	$***	$***		$***	$***	$***
Jul-14	$***	$***		$***	$***	$***
Aug-14	$***	$***		$***	$***	$***
Sep-14	$***	$***		$***	$***	$***
Oct-14	$***	$***		$***	$***	$***
Nov-14	$***	$***		$***	$***	$***
Total	$***	$***	***	$***	$***	$***

Optional Pricing Section per Schedule A.13

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Natural to COBOL Optional Pricing
$***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Resource Type	Resource Location	Role Description	Years of Experience	Bill Rate (per FTE/Hr) for a project of LESS than 3 months of duration	Bill Rate (per FTE/Hr) for a project of GREATER than 3 months of duration
Help Desk Agent	Onsite	Service Desk Support - T1	US 1-5	$ ***	$ ***
	Offshore	Service Desk Support - T1	India 1-5	$ ***	$ ***
Unix Midrange Engineer - Senior	Onsite	Systems Engineering - T3	US 8+	$ ***	$ ***
	Offshore	Systems Engineering - T3	Malaysia 8+	$ ***	$ ***
Unix Midrange Engineer - Junior	Onsite	Systems Engineering - T1	US 1-3	$ ***	$ ***
	Offshore	Systems Engineering - T1	Malaysia 1-3	$ ***	$ ***
Wintel Midrange Engineer - Senior	Onsite	Systems Engineering - T3	US 8+	$ ***	$ ***
	Offshore	Systems Engineering - T3	Malaysia 8+	$ ***	$ ***
Wintel Midrange Engineer - Junior	Onsite	Systems Engineering - T1	US 1-3	$ ***	$ ***
	Offshore	Systems Engineering - T1	Malaysia 1-3	$ ***	$ ***
SAN/Backup Storage Engineer - Senior	Onsite	Storage Services Open - T3	US 8+	$ ***	$ ***
	Offshore	Storage Services Open - T3	India 8+	$ ***	$ ***
SAN/Backup Storage Engineer - Junior	Onsite	Storage Services Open - T1	US 1-3	$ ***	$ ***
	Offshore	Storage Services Open - T1	India 1-3	$ ***	$ ***
Messaging Engineer - Senior	Onsite	Messaging Services - T3	US 8+	$ ***	$ ***
	Offshore	Messaging Services - T3	Malaysia 8+	$ ***	$ ***
Messaging Engineer - Junior	Onsite	Messaging Services - T1	US 1-3	$ ***	$ ***
	Offshore	Messaging Services - T1	Malaysia 1-3	$ ***	$ ***
Network (Data) Engineer - Senior	Onsite	Network Design - T3	US 8+	$ ***	$ ***
	Offshore	Network Design - T3	India 8+	$ ***	$ ***
Network (Data) Engineer - Junior	Onsite	Network Design - T1	US 1-3	$ ***	$ ***
	Offshore	Network Design - T1	India 1-3	$ ***	$ ***
Network (Voice) Engineer - Senior	Onsite	Network Convergence - T3	US 8+	$ ***	$ ***
	Offshore	Network Design - T3	India 8+	$ ***	$ ***
Network (Voice) Engineer - Junior	Onsite	Network Convergence - T1	US 1-3	$ ***	$ ***
	Offshore	Network Convergence - T1	India 1-3	$ ***	$ ***
EUC Technician - Senior	Onsite	Client Technical Support - T3	US 8+	$ ***	$ ***
	Offshore	Client Technical Support - T3	India 8+	$ ***	$ ***
EUC Technician - Junior	Onsite	Client Technical Support - T1	US 1-3	$ ***	$ ***
	Offshore	Client Technical Support - T1	India 1-3	$ ***	$ ***
Project Manager - Senior	Onsite	Project Services - T3	US 5+	$ ***	$ ***
	Offshore	Project Services - T3	India 5+	$ ***	$ ***
	Nearshore	Project Services - T3	Mexico 5+	$ ***	$ ***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Project Manager - Junior	Onsite	Project Services - T1	US 2-5	$ ***	$ ***
	Offshore	Project Services - T1	India 2-5	$ ***	$ ***
	Nearshore	Project Services - T1	Mexico 2-5	$ ***	$ ***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Schedule A-4.11 Project Pool

Discretionary Projects	2012	2013	2014	2015	2016	2017	2018	2019	2020	Total
Discretionary Project Pool		***	***	***	***	***	***	***		***

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

MASTER SERVICES AGREEMENT
between
CORELOGIC SOLUTIONS, LLC
and
DELL MARKETING L.P.
July 19, 2012

***
***

SUPPLEMENT A

Schedule A-7.1
CORELOGIC FACILITIES

This document contains proprietary and confidential information of CoreLogic and Dell. The information contained in this document may not be disclosed outside your company without the prior written permission of CoreLogic and Dell.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

1. INTRODUCTION

1.1 Agreement. This Schedule A-7.1 (this “Schedule”) is attached to and incorporated by reference in Supplement A to that certain Master Services Agreement by and between CoreLogic and Supplier dated dated July 19, 2012 (the “MSA”).

1.2 References. All references in this Schedule to articles, sections and attachments shall be to this Schedule, unless another reference is provided.

1.3 Definitions. Terms used in this Schedule with initial capitalized letters but not defined in this Schedule shall have the respective meanings set forth in Schedule 1 to the MSA, Schedule A-1 to Supplement A or elsewhere in the Agreement.

Office	Business Unit	Onsite Support Staff	Data Center CoreLogic Managed / Data Center Supplier Managed / No	Space Required for Transitioned Employees	Other Space To Be Provided
***	***	Dispatch	No	5 cubicles	-
***	***	Dispatch	No	1 cubicle	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	1 cubicle	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Office	Business Unit	Onsite Support Staff	Data Center CoreLogic Managed / Data Center Supplier Managed / No	Space Required for Transitioned Employees	Other Space To Be Provided
***	***	Dispatch	No	5 cubicles	-
***	***	Dispatch	No	1 cubicle	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	1 cubicle	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Office	Business Unit	Onsite Support Staff	Data Center CoreLogic Managed / Data Center Supplier Managed / No	Space Required for Transitioned Employees	Other Space To Be Provided
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	1 cubicle	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Onsite	No	1 office and 7 cubicles	2 cubicles and 5X5 (approximate) sq ft lockable storage closet
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	1 cubicle	-
***	***	Dispatch	No		-
***	***	Dispatch	No	1 cubicle	-
***	***	Dispatch	No	1 cubicle	-
***	***	Dispatch	No	1 cubicle	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	2 cubicles	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Onsite	No	-	-

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Office	Business Unit	Onsite Support Staff	Data Center CoreLogic Managed / Data Center Supplier Managed / No	Space Required for Transitioned Employees	Other Space To Be Provided
***	***	Onsite	Data Center Supplier Managed	16 offices and 66 cubicles	1 office space, 8 cubicles, and 20X20 (approximate) sq ft lockable storage space; One 12-person (approximate) conference room
***	***	Onsite	No	-	-
***	***	Onsite	No	-	-
***	***	Onsite	Data Center Supplier Managed	10 offices and 59 cubicles	9 cubicles and 10X10 (approximate) sq ft lockable storage space; One 12-person conference room
***	***	Dispatch	No	1 cubicle	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-
***	***	Dispatch	No	-	-

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

MASTER SERVICES AGREEMENT
between
CORELOGIC SOLUTIONS, LLC
And
SUPPLIER MARKETING L.P.
July 19, 2012

SUPPLEMENT A
Amendment 2
Amended and Restated Effective July 19, 2012

SCHEDULE A-13
TRANSFORMATION SERVICES

This document contains proprietary and confidential information of CoreLogic and Dell. The information contained in this document may not be disclosed outside your company without the prior written permission of CoreLogic and Dell.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Schedule A-13
Transformation Services

1.	INTRODUCTION

1.1
Agreement. This Schedule A-13 (this “Schedule”) is attached to and incorporated by reference in Supplement A to that certain Master Services Agreement by and between CoreLogic and Supplier dated July 19, 2012 (the “MSA”).

1.2	References. All references in this Schedule to articles, sections and exhibits shall be to this Schedule, unless another reference is provided.

1.3
Definitions. Terms used in this Schedule with initial capitalized letters but not defined in this Schedule shall have the respective meanings set forth in Schedule A-1 to Supplement A, Schedule 1 to the MSA or the other Schedules to the MSA or Supplement A.

1.4
Overview. This Schedule sets forth the Transformation Services to be performed by Supplier including services, functions, responsibilities, governance requirements, assumptions and charging methodologies for the transformational activities to be undertaken by Supplier as part of the Services, and the corresponding tasks to be performed by CoreLogic in order for Supplier to perform the Transformation Services.

1.5	Attachments. Attached and incorporated into this Schedule are the following Schedules related to the Transformation Services:

Schedule A-13.1	Application Scope Components for *** Transformation Services

Schedule A-13.2	Acceptance Criteria and Milestones for *** Transformation and U2L

Schedule A-13.3	Natural to Cobol Conversion

1.6
Responsibilities. In the matrices in this Schedule, “P” means “Perform”. The Party identified as “Perform” for an     activity is responsible for the successful and appropriate completion of such activity.

In the matrices in this Schedule, “A” means “Approve”. Approve means that the applicable     activity     performed by the “Perform” Party will be subject to the approval of the “Approve” Party.

2.	TRANSFORMATION SERVICES
2.1    Transformation Services.
The Transformation Services are comprised of (i) the transformation of the *** System from the legacy Mainframe of *** MIPS to the proposed x86 platforms (the “*** Transformation Services”); and (ii) the transformation of certain physical CoreLogic UNIX Servers to physical and virtual Linux Servers (the “U2L Services”), all as more specifically described in this Schedule. The Transformation Services will be conducted as two separate projects managed in accordance with the program and project management processes described in Section 2.2.
Supplier will prepare and deliver to CoreLogic a detailed Transformation Plan in accordance with Section 4.8 of the MSA which will align with the Transformation Milestones within Schedule A-13.2 and Schedule A-4.5. Each version (*** Transformation Services and U2L Transformation Services) will describe in greater detail the specific Transformation Services to be performed by the Parties during the Transformation Period and will incorporate the additional information gathered during the activities described in this Schedule (e.g., in the project initiation workshops). Unless otherwise agreed by the Parties, each new version of the Transformation Plan shall be consistent in all material respects with this Schedule and the prior version of the Transformation Plan approved by CoreLogic.
Supplier has responsibility for planning and management of the Transformation Services as described in Section 2.2. Each Party shall perform the functions and responsibilities identified as its responsibility in this Schedule and in the Transformation Plans, as such plans are updated from time to time as approved by CoreLogic. CoreLogic will provide access to technical and business personnel and provide Supplier with necessary data and information regarding CoreLogic's business and Systems as required for Supplier to perform the Transformation Services. CoreLogic will make decisions and obtain required management approvals as required to complete the Transformation Services within the timeframes required by the Transformation Plans.
2.2    Transformation Services Program Management.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

This Section details the obligations and responsibilities of the Parties regarding the general program management activities to be undertaken by Supplier with respect to the Transformation Services. Except where a responsibility is identified as a “P” CoreLogic responsibility in the matrices below, Supplier shall be responsible for the following activities:

No.	Description	Supplier	CoreLogic
2.2.1	Define a single Project Management Office (“PMO”) structure, scope and objectives that will apply to all three (3) transformation projects	P	A
2.2.2	Implement a PMO to oversee all Transformation Services activities performed	P
2.2.3	Manage Transformation Services activities in support of the completion of the projects	P
2.2.4	Develop list of project deliverables to be created by the Parties and applicable Acceptance criteria	P	A
2.2.5	Provide CoreLogic with updates on the progress of deliverables	P
2.2.6	Present completed deliverables for review and Acceptance by CoreLogic in accordance with the timeframes set forth in the applicable Transformation Plan	P
2.2.7	Review deliverables for Acceptance and sign-off		P
2.2.8	Identify and address transformation project issues and communicate and escalate issues to CoreLogic as required	P
2.2.9	Manage the project in accordance with the approved project schedules	P
2.2.10	Utilize the Change Management Procedures to communicate and address changes to the projects	P
2.2.11	Utilize the Change Management Procedures to request changes to the projects		P
2.2.12	Manage procurement of Supplier assets to be acquired for the Transformation Services	P
2.2.13	Act as a central administrative point for Transformation Plan management, work management, and communications	P
2.2.14	Provide *** status and reporting cycle updates to CoreLogic	P
2.2.15	Identify, prioritize, authorize and manage Transformation Services program and project activities	P
2.2.16	Facilitate the Transformation Services activities by providing analysis and critical reporting to support governance boards and CoreLogic	P
2.2.17
Conduct project resource management, encompassing capacity planning, forecasting, utilization, analysis, and reporting, as well as allocation of resources across the portfolio of transformation projects
P
2.2.18
Conduct transformation project portfolio management, including identifying, prioritizing, authorizing, managing, and controlling programs, projects, and other related work to maximize the value and achieve specific strategic business objectives of the portfolio
P

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

No.	Description	Supplier	CoreLogic
2.2.19
As part of the Transformation Plan, develop and manage a quality management plan, including *** performance monitoring, standardized performance metrics and reporting, red/yellow action plan reviews and intervention and remediation activities
P
2.2.20	Lead PMO organization (e.g., plan, design, develop, and manage the PMO organization, including project management staff)	P
2.2.21	Utilize Supplier’s project management methodologies	P

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

2.3    *** System Transformation
The *** System Transformation Services provided by Supplier will include (i) converting Natural (batch), COBOL (online/batch) Applications to COBOL, (ii) re-hosting CICS Online Natural Objects (programs, subprograms, subroutines, help routines, maps, local data areas, parameter data areas, global data areas) to COBOL and BMS maps, (iii) converting ADABAS file design and data to an ANSI Standard Database, (iv) installing / configuring replacement Infrastructure, monitoring, and security Software, (v) providing Server-side Entire / X replacement services to Natural and COBOL Applications, (vi) providing batch environment that addresses JCL utilities, and (vii) TSO development replacement.

(a)
Regarding the CICS source components on the mainframe , the CICS online Application components (including Natural, COBOL and assembler) will be transformed to COBOL in being moved by Supplier to the Intel x86-based Linux “Target Platform” and will execute within the *** TPE Application execution environment. In performing the migration, the number of *** TPE regions on the Target Platform will be the same number of the CICS regions on the Mainframe. The presentation Application layer will use BMS maps to communicate with direct end user correspondents in the same manner that they do today with CICS. The business logic layer will be retained although programming languages may change. COBOL will remain COBOL, Natural will be transformed to COBOL, and Assembler will be converted to COBOL. COBOL ADASQL calls will be converted to EXEC SQL calls and Adabas Direct Calls will also be converted to EXEC SQL.

•
*** TPE tables will be configured by Supplier from the CICS System converted information. This information will need to be provided in a specific format (as specified in Supplier asset download instructions) for conversion.

•	BMS maps will be re-hosted by Supplier. Natural maps will be converted to BMS maps by Supplier.

•	CICS COBOL programs will be adapted by Supplier to run in the *** TPE *** Application execution environment.

•	CICS Natural online programs will be transformed to COBOL by Supplier with EXEC CICS command interfaces to run in the UniKix TPE vCOBOL application execution environment.

•	CICS assembler modules called by CICS COBOL will be replaced by Supplier depending upon the function of the module, one of the following approaches will be used unless otherwise agreed.

•	The assembler module will be re-implemented by Supplier in COBOL or C as an Application module.

•	The assembler module will be replaced by Supplier by configuration options, user exit code or COBOL functions (e.g., date functions).

•
The assembler module will be deleted by Supplier if the function was not required or not accessible. An existing higher-level language Application module would need to be changed to adapt to this change in function.

•	All direct end user interactive communication with the Applications in the *** TPE will be through TN3270 clients connections.

•
The Supplier *** Secure environment will be used for the *** TPE transaction processing user identification, authentication, transaction access control, other transaction processing resource access control, transaction processing audit logs, etc. on the Target Platform.

The Entire/X Broker communication Mainframe Server-side replacement (including the specified client Software interfaces) will be replaced by Supplier to remove *** Software dependency. Entire/X non-Mainframe Application client-side modifications to incorporate Entire-X replacement is out of Supplier scope and will need to be addressed by CoreLogic

(b)	This paragraph is intentionally left blank.

(c)
With respect to the Batch / *** Batch Processing Environment source components on Linux, Batch Application components will be moved by Supplier to the *** BPE environment in an Intel x86-based Linux “Target Platform.” *** BPE will provide JCL translation, job/proc step processing capabilities, dynamic submission of JCL jobs from Natural / COBOL programs, GDG/concatenated data set support, and monitoring/accounting facilities for a production batch Application execution environment on the Target Platform.

•	Batch COBOL programs will be adapted by Supplier to run in the *** BPE vCOBOL environment.

•	Batch Natural programs (both submitted from JCL and through Natural via RJE) will be converted by Supplier to (replaced by) COBOL programs that will execute in the *** BPE vCOBOL environment.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

•	Batch DYL280 programs will be transformed by Supplier to COBOL that will execute in the *** environment.

•	Batch assembler modules will be replaced by Supplier. JCL for Jobs/Procs will be adapted / translated by Supplier to *** BPE macro scripts.

•	JCL will be developed / extended by Supplier on the Target Platform.

•
Supplier will migrate all IDCAMS, IEFBR14, IEBGENER, SORT (and similar Mainframe sort utilities like DFSORT, ICEMAN, SYNCSORT), FTP, NDMBATCH, RDBMS, IKJEFTxx utilities invoking RDBMS utilities, MTPBATCH, file back-up, and WTO utilities as well as CoreLogic abend programs (e.g., ILOABN0). Other utilities will be considered within scope if an existing replacement utility is available or if a replacement utility can be written in two days. Out of scope utilities will be identified as soon as possible so CoreLogic can identify short-term work around options and long-term solutions.

•
Standard Target Platform operating System (OS) level security will be used by Supplier for batch processing identification and authentication. Standard Target Platform operating System (OS) level security will be used by Supplier to manage access to individual files on disk. CoreLogic will configure security parameters for all operating System instances of the Target Platform.

(d)
For the TSO / uni-SPF Extended for *** on Linux migration, the CLIST modules / scripts will be converted by Supplier to REXX to be compatible with uni-REXX or converted to scripts on uni-SFP Extended for *** on the Intel x86-based Linux Target Platform. The specific transformation option for each module is influenced by what capabilities are used in the module. No CoreLogic ISPF panels will be migrated for the Applications.

(e)	Sequential / GDG Data Files will be migrated by Supplier to sequential/GDG files on the batch processing Intel x86-based Linux Target Platform.

(f)
Regarding VSAM files and Adabas database files / RDBMS on Linux (***)), Adabas database file data needs will be migrated by Supplier to RDBMS tables (***). RDBMS DDL, ADABAS data extract programs, and Adabas data conversion programs will be generated from the ADABAS definitions. VSAM file data will be migrated by Supplier to *** RDBMS database tables. Standard RDBMS security will be used by Supplier for the selected RDBMS.

(g)
Regarding other Linux operating environment products, BMC Control-M is the current Mainframe batch scheduler and the expected batch scheduler on the Target Platform will be BMC Control-M (although the master schedule may be on Windows with an agent on the Linux System). $avrs, XPTR, LPserve / VPS (AFP/PSF) products are used for print distribution and archival on the Mainframe. The print distribution facility on the Target Platform will be Levi, Ray and Shoup VPSX and related products, although this selection will be refined by Supplier, as needed, during the operational planning phase. *** will be the sort package. Subversion is expected to be the target source code change control management system.

(h)
The Application source components listed by type and counts in Schedule A-13.1 will be in scope for Supplier's performance of the *** Transformation Services. Analysis, collection or conversion of components that do not reside on the CoreLogic Mainframe or written in languages other than those specifically listed above is out of scope. Any Application under consideration for transformation that is not currently active or is not presently used in production today will be addressed through the Change Control Procedures. Following asset confirmation at the start the project, CoreLogic will continue to update the Mainframe *** System in parallel with the Transformation Services project. Prior to Application source freeze period, CoreLogic Application changes and the Supplier transformation changes will be synchronized in an Application Source Retrofit process. The scope of the Application Source Retrofit will include the following.

(1)
CoreLogic will be able to create or change up to *** of the BMS Maps, COBOL modules (e.g., programs, subprograms, copybooks, include files), DYL280 programs, TSO CLIST modules, assembler modules and JCL modules (e.g., jobs, procs, parmlib members, control cards) of those same modules of the baseline defined in the asset confirmation (e.g., the number changed COBOL programs would not exceed ***(***) of the COBOL programs counted for in the asset confirmation) for the Application source retrofit where the total lines of code in each changed module does not change more than ***(***).

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(2)	CoreLogic will be able to create up to ***(***) new total sequential, GDG, and / or VSAM files of the baseline defined in the asset confirmation.

(3)	CoreLogic will be able to update up to ***(***) total of the existing sequential file, GDG file, and / or VSAM files of the baseline defined in the asset confirmation.

(4)	CoreLogic will use the same external interfaces in the Application as was used in the baseline defined in the asset confirmation.

(5)	Corelogic will use the same batch scheduler functions as was done at the time of receiving the batch schedule.

(i)
In connection with the *** Transformation Services    ***(***)*** after the Supplement Effective Date, (i) CoreLogic and ***, shall execute a Binary Code License Agreement and Maintenance and Support Agreement . CoreLogic's warranty, license and other rights with respect to the *** Materials shall be as specified in such agreements and the terms of the Agreement shall not apply to such Materials.

(j)	This paragraph is intentionally left blank.

(k)
This Section details the obligations and responsibilities of the Parties regarding the *** Transformation Services. Except where a responsibility is identified as a “P” responsibility for CoreLogic in the matrix below, Supplier shall be responsible for the associated activities.

No.	Description	Supplier	CoreLogic
2.3.1
Identify Application source to be migrated. Natural source code for the transformation implementation will be collected only from partitioned datasets and/or ADABAS/Natural data dictionaries. Verify that source code to be converted is able to be compiled in the Mainframe environment error free
P
2.3.2	Identify Application data to be migrated		P
2.3.3	Develop a comprehensive strategy for in-scope Applications and data sources then-located on the Mainframe	P	A
2.3.4
Provide reasonable access to Application owners/developers who possesses relevant knowledge of the technical Application details and who will be responsible to participate actively throughout the Transformation Period process as required (i.e., from beginning through end)
P
2.3.5
Provide a primary and secondary point of contact in database administration, Application development resources or subject matter experts on Mainframe who are responsible for:
•    Completing the source code collection
•    Assisting in the definition of the logical Applications
•    Resolving missing, duplicate and other special interest components
•    Locating appropriate CoreLogic Personnel to answer questions from the Supplier team

P
2.3.6
Provide:
•    information and support from Third Party Contractors of Corelogic Equipment without unreasonable delay
•    Access to relevant System and Application documentation and records.
•    Participation in planning and preparation meetings
P

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No.	Description	Supplier	CoreLogic
2.3.7	Provide the Supplier US and international teams access to the CoreLogic test environment on Target Platform (***)		P
2.3.8	Provide Supplier US and international teams with remote access to the existing CoreLogic test Mainframe environment		P
2.3.9	Provide Supplier with read-only access to the dictionaries and partitioned datasets that contain the source code and definitions that will be converted		P
2.3.10
Provide Supplier with authority to use the in-scope Application and database Tools and any other Tools necessary for Supplier to research issues, locate code version differences, monitor execution or performance, or perform other activities to assist CoreLogic with fast conversion issue resolution
P
2.3.11	Provide Supplier with remote access to environments where necessary for Supplier to assist with issue resolution		P
2.3.12
Resolve any issues related to Supplier connectivity and/or access to any of the CoreLogic environments
•    Test the connectivity and access between Supplier and CoreLogic environments
•    Provide details on any connectivity issues encountered
•    Resolve any connectivity, authority or training issues that are under its control
P
2.3.13
Resolve, where applicable, or assist Supplier in resolving, where applicable, any issues related to Supplier connectivity and/or access to any of the CoreLogic environments
•    Test the connectivity and access between Supplier and CoreLogic environments
•    Provide details on any connectivity issues encountered
Resolve any connectivity, authority or training issues that are under its control
P
2.3.14	Provide student profiles *** (***) *** prior to *** training		P
2.3.15
Provide *** (***) *** product training session for administrators and Application development staff (one training session at West Lake for up to *** (***) *** for up to *** in class duration and one training session in an India location for up to *** (***) *** for up to **** in class duration), such training to cover:
•    *** Transaction Processing Environment,
•    *** Manager,
•    *** Secure, and
•    *** Batch Processing Environment
with *** COBOL compiler and runtime
P
2.3.16	Attend *** product training (***)		P
2.3.17	Provide student profiles *** (***) *** prior to training		P
2.3.18
2.3.19	Conduct transformation planning including asset cataloging (AC), source planning (SP), operational planning (OP), and project planning (PP)	P

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No.	Description	Supplier	CoreLogic
2.3.20
AC: Using Supplier-provided instructions, provide the following inputs to Supplier via FTP / SFTP as prerequisites for the Asset cataloging:
•    Program source code, JCL, copy books, parameter libraries, BMS maps and other relevant source modules being considered for Application re-host transformation to be submitted to Supplier in a mutually acceptable format.
		A	P
2.3.21	AC: Establish and populate a project directory of source component modules by type of source component at the Supplier Facilities.	P
2.3.22
AC: Create project change request, to be addressed through the Change Control Procedures, if source programs that are not COBOL, DYL280, CLIST or assembler are encountered and the Application component counts received exceed the Application component counts in Schedule A-13.1.
P
2.3.23	AC: Perform an analysis of the Application source components. The analysis addresses source code classification, quantification, inventory issues, and interface usage	P
2.3.24	AC: Examine Application program (e.g., COBOL) source and JCL to determine missing and unused source components	P
2.3.25
AC: Produce an initial list (Initial Missing List Report) of detected missing Application source inventory components (e.g., missing programs, copybooks, include files, JCL Procs, parmlibs) for CoreLogic
P
2.3.26	AC: Review Initial Missing List Report		P
2.3.27
AC: Submit changes to the source code inventory by adding to, replacing, or deleting members of the current inventory (within five (5) business days of receiving Initial Missing List Report) in one delivery to Supplier to address the items determined to be missing or unused from the Initial Missing List Report prior to any final Asset cataloging iteration and provide a single list of changes to the source code inventory
P
2.3.28	AC: Receive and integrate CoreLogic-provided changes to the source code inventory	P
2.3.29	AC: Conduct a final analysis on the findings from the analysis of Application source components to provide an Asset cataloging Report	P
2.3.30	SP: Using the source code inventory received from the AC phase, prepare to perform source planning	P
2.3.31
SP: Examine BMS maps, COBOL source modules (programs, copybooks, include files), JCL (jobs, procs, utilities, parmlibs), and CICS configuration tables for non-Natural CICS regions. Identify areas requiring custom adaptation including, but not limited to syntax differences, collating sequence related differences, features used that are not in underlying supported products, etc.
		P	A
2.3.32
SP: Examine source modules that require transformation prior to or as a part of re-hosting to the Target Platform. These source modules (e.g., assembler, TSO CLIST, DYL280) will need to be transformed, re-engineered, replaced, or deleted
P

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No.	Description	Supplier	CoreLogic
2.3.33
SP: Document the analysis results in a Source Assessment Transformation Approach Report
•    Identify issues that will need further investigation before and as part of the transformation
•    Present an analysis outlining the discovered transformation issues that require special attention and/or custom conversion
P
2.3.34
SP: Document the refined/ updated transformation approach in the Source Assessment Transformation Approach Report. Refine project and technical scope assumptions and transformation approach for specific Application source and Application data transformation
P
2.3.35
OP: Review the Software mapping information for the following
o Application Development Environment (Text Editing, compiling, testing / debugging, change / version control)
o Sort utility requirements
o Batch Scheduler
o Print Distribution Facility
o Security: Transaction Processing Security (Identification, Authentication, Authorization, Audit, Programmatic interface requirements)
o Security: System security (Identification, Authentication, Authorization, Audit, Programmatic interface requirements, Directory Services)
o CICS connectivity (sockets, ECI/EPI, TN3270, CICS Web API)
o Entire / X Broker “Server-side” replacement
o File transfer facilities
o Database capabilities
o System / Storage / Network Management (including monitoring, alerts, automated responses, hierarchical storage management, tape management)
o Data Back-up / Availability (mirror)
• The following areas will not be addressed in the Operational Assessment Software Mapping sub-activity:
o System platform availability – Hot Back-up Availability
o System platform availability – Disaster Recovery Synchronization
o Security: Any Message Privacy / Integrity considerations (Message Encryption)
o Web Server / Application Server
o SNA Communications (SNA terminal / SNA printer or emulator (SNA LU2/3), SNA LU0, peer to peer (SNA LU6.2))
o SNA Communications (RJE / NJE)
o SOA / Web Service Communications
o MQSeries integration
o Data Reporting / Data Editing Tools
o Email
o Software product interfaces (Input / Output Impact)
o Operational requirements specifically related exclusively to Application(s) not being rehosted by Supplier as part of a larger Application rehost transformation.
P

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No.	Description	Supplier	CoreLogic
2.3.36	Perform o System platform availability – Hot Back-up Availability o System platform availability – Disaster Recovery Synchronization	P
2.3.37
OP: Review the following operational data transformation requirements
o Batch schedule transformation
o ACF2 CICS security configuration to *** Secure transformation
o Source code control transformation
• The following topics are not included in the Operational Assessment Operational Data Transformation sub-activity
o System and RDBMS security configuration mapping to the underlying Target Platform
o Archive Tape Migration
P
2.3.38	OP: Review the Software mapping information and discuss operational data transformation in an onsite operational planning workshop for up to a four (4) day period	P
2.3.39	OP: Review the Software mapping information and discuss operational data transformation in an onsite operational planning workshop for up to a four (4) day period		P
2.3.40	OP: Provide completed Supplier Infrastructure questionnaire and Supplier Software solution mapping document		P
2.3.41	OP: Provide list of all Mainframe Software products in use that support the Application being re-hosted		P
2.3.42	OP: Provide list of CoreLogic Software standards, recommended practices, or Software usage on open System platforms		P
2.3.43	OP: Identify external interfaces and make necessary changes to the interfaces		P
2.3.44	OP: Review the Mainframe batch schedule characteristics to assess transformation options for moving the batch schedule from Mainframe BMC Control-M to Target Platform BMC Control-M	P
2.3.45
OP: Review the Mainframe security characteristics to assess transformation options for moving selected Mainframe CICS-related security configuration parameters from ACF2 to Supplier *** Secure repository
P
2.3.46	OP: Review the Mainframe change control System characteristics to assess transformation options for setting up the source code parameters from Mainframe CA-Endevour to Subversion	P
2.3.47	SP: Complete an operational assessment Report consisting of a one-to-one mapping of operational requirements to the appropriate distributed System target		P
2.3.48
OP: Define the findings in the operational assessment Report consisting of a one-to-one mapping of operational Software requirements (including some alternative products for consideration) to the appropriate distributed System target. This will include appropriate configuration information

P
2.3.49	Inform CoreLogic that the collating sequence for ASCII differs from that of EBCDIC	P	A

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No.	Description	Supplier	CoreLogic
2.3.50	Provide an environment on which the Mainframe Applications and storage will migrate	P
2.3.51	Install re-hosting Software as necessary for Application transition	P
2.3.52
Provide to Supplier Personnel valid user-ids and log-on permissions with sufficient authority to perform installations services, batch schedule transformation, *** Secure security configuration, source code control source transformation, compiles, or access to a person with sufficient System access and authority to participate in Supplier installation services of Supplier Software products and licenses on Target Platform
P
2.3.53
License the *** Software to include *** TPE, *** BPE, *** Secure, appropriate C compiler (e.g., Linux GCC 4.1.2 C Compiler), *** COBOL compiler and runtime, *** , *** and other requisite Software products
P
2.3.54	Order, receive, and provide third party vendor Software products (or authorized internet access to the Software products) to be installed		P
2.3.55	Provide third party vendor Software product installation instructions and Software product license keys		P
2.3.56
Install the following vendor Software products on *** (***) *** System instance on the Target Platform
•    Linux GCC 4.1.2 C Compiler
•    Subversion for source control management System
•    *** for external sort
•    *** Batch Processing Environment for batch processing environment (Supplier)
•    *** Transformation Toolkit (Supplier)
•    *** Secure
•    *** Transaction Processing Environment for transaction processing environment and VSAM file services (Supplier)
•    uni-REXX (The Workstation Group)
•    uni-SPF Extended for *** for text editing (Supplier)
•    *** Development System and *** Runtime Environment
P
2.3.57	Item intentionally left blank
2.3.58
Provide third party vendor Software product selection, acquisition, installation, configuration, implementation, integration, and testing of any product that is necessary for Supplier to complete the Transformation Services but is not identified as Supplier responsibility in this Schedule including, but not limited to, other programming language compilers / runtimes, print output management / print distribution facility, text editor, source change / version control package, System / storage management facilities, file transfer packages, relational database management System (RDBMS) Software, etc.

P

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No.	Description	Supplier	CoreLogic
2.3.59	Provide • Additional Software product installation on additional operating System instances. • Any tape specific processing. • Back-up procedures and related utilities.	P	A
2.3.60
Provide
•    Finalized *** Secure security configuration such as password changes following transformation.
•    *** Secure configuration for other operating System instances not required to be addressed by Supplier (if required)

P
2.3.61	Complete Application source transformation (including migrate the COBOL, Assembler ALC, Natural and ADABAS components)	P
2.3.62	Review any updates to project pricing and duration in the Source Assessment Transformation Approach report		P
2.3.63
Set up a remote transformation environment with Application component inventory in a Supplier defined directory structure. This transformation environment will use Application source components as provided by CoreLogic during the Source Assessment (which is completed prior to this service activity)
P
2.3.64
Provide knowledgeable personnel to provide information during the Application re-host transformation. The following areas of expertise are required:
•    User Application knowledge
•    Application development knowledge of the specific Application logic and data layout characteristics
P
2.3.65
Assist CoreLogic with reconciling the Application component inventory to be migrated by identifying missing and apparently unused components in each CoreLogic-submitted source update prior to the Asset confirmation Report. Supplier will issue an Asset confirmation Report following either reaching the desired thresholds (***% ***) or maximum number of iterations (***) (whichever happens first) to confirm the Application components to be migrated
P
2.3.66
Identify / reconcile the Application source components to be included in the project in at most *** (***) iterations (Asset confirmation). The new/updated source components are to be supplied in one (1) delivery to Supplier for each iteration (i.e., not a series of multiple deliveries for each iteration). This step must be completed within *** (***) *** of the start of this Application source and data transformation service activity.
P
2.3.67	Convert CICS table configuration to generate initial *** TPE table production region configuration	P
2.3.68	Adapt BMS (basic mapping set) maps to address differences between the source and target environment so that maps will assemble without “fatal” error on the Target Platform	P

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No.	Description	Supplier	CoreLogic
2.3.69
Adapt COBOL programs to:
•    Change ADASQL calls to embedded EXEC SQL, Adabas Direct Calls to embedded EXEC SQL as well, VSAM calls to access a RDBMS, and return the correct results to the originating program
•    Address differences between the source and target environment so that programs will compile without “fatal” error in the Target Platform
P
2.3.70
Convert batch Natural programs to COBOL. Adapt generated-COBOL programs to address differences between the source and target environment so that programs will compile without “fatal” error in the Target Platform
P
2.3.71
Transform online Natural objects to COBOL to be executed in the *** TPE *** environment on Linux. Transform Natural maps to BMS maps to be executed in the *** TPE *** environment. Compile the transformed online application code in Supplier Linux environment.

P
2.3.72	Item intentionally left blank.
2.3.73	Item intentionally left blank.
2.3.74	Transform batch DYL280 Application programs to batch COBOL programs that will compile without material error when compiled for the without “fatal” error in the Target Platform	P
2.3.75	Convert Assembler programs to COBOL for the target environment so that programs will compile without “fatal” error in the Target Platform	P
2.3.76
Adapt Jobs and Procs
•    Create an initial file map from the JCL
•    Convert sort parameters to operate with *** on the Target Platform
•    Adapt utilities in JCL that have different parameters or syntax on Target Platform
•    Replace utilities in JCL that are not available on Target Platform as depicted within the scope of the assumptions
•    Adapt JCL and translate Jobs and Procs to *** Batch Processing Environment macro scripts
P
2.3.77
Provide a list of preferred utility replacement options to Supplier to determine acceptable replacement steps in the JCL where the operational utilities differ substantially in functionality between the Mainframe and the Target Platform
P
2.3.78	Transform TSO CLIST modules to REXX (operating under uni-REXX) or scripts for the Target Platform	P
2.3.79
Provide more detailed *** TPE and *** BPE configuration to integrate with *** Runtime Environment, *** sort product, BMC Control-M batch scheduler, Oracle RDBMS, an LP-based interface print distribution facility, Linux, and JCL utilities integration
P

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No.	Description	Supplier	CoreLogic
2.3.80
Provide file data layout information, rules for interpreting any redefined fields or record types, and test data for data conversion tasks for VSAM files, sequential files, and / or GDG files whose data needs to be migrated (e.g.,master/ input / historical files, but not intermediate results files or non-historical output files). Supplier will provide instructions for providing this information in a format that can be readily processed by Supplier Tools
P
2.3.81
Establish data conversion procedures for VSAM files for those files whose data needs to be migrated to Target RDBMS on the Target Platform:
•    Generate data conversion programs from CoreLogic-provided file data record layout definitions for ***
•    Generate scripts to sort and load converted data in to Target RDBMS
•    Data will be converted / transformed in to a format that can be loaded in to the RDBMS. During the load process, multi-record type files will be split across multiple database tables
•    Test data conversion programs and conversion scripts with a small amount of data (less than *** per file, *** for all files) that includes a separate file for each unique file data record layout

P
2.3.82
Establish data conversion procedures for sequential/GDG files for those files whose data needs to be migrated to Target Platform:
•    Generate data conversion programs from CoreLogic-provided file data record layout definitions
•    Customize conversion scripts for specific file types
•    Test data conversion programs and conversion scripts with a small amount (less than *** per file, *** for all files) of data that includes a separate file for each unique file data record layout
P
2.3.83
For Adabas to ANSI standard RDBMS database parameter and preference setup for each SOURCE database file that is scheduled for conversion:
• Provide a file definition worksheet for each SOURCE database file definition
• Provide reports regarding occurs clauses, redefines clauses, group levels and potential date fields
• Provide guidance in correctly and completely filling out the database definition workbook
• Apply all preferences, standards and parameters as rules
• Verify and manage the rules throughout the conversion lifecycle
P
2.3.84
For Adabas to ANSI standard RDBMS database parameter and preference setup:
• Respond to Supplier questions regarding the conversion
• Provide additional information as required to allow the full definition of the target databases
P

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No.	Description	Supplier	CoreLogic
2.3.85
For ADABAS test data creation:
• Create test environments for use in testing the new Applications and the new ANSI standard databases
• Define processes that will allow the for testing and refreshing the unrestricted data in the target ANSI standard database environment and existing Mainframe test environment
P
2.3.86
For ADABAS test data creation:
• Locate or create a full set of SOURCE data that contains no sensitive data and can be used in its entirety in testing by Supplier and CoreLogic
• Ensure that the created data is suitable to allow the Applications to execute completely
• Test the execution of the CoreLogic Applications against the new set of unrestricted data
• Execute the deliver SOURCE extract processes against the unrestricted data in the Mainframe SOURCE
•    Resolve any data cleansing issues in the unrestricted data so that no cleansing rule changes are applied to the unrestricted data during the extract process UAT test
P
2.3.87
For ADABAS test data creation:
• Define processes that will allow Supplier to test and refresh the data in SOURCE and in a target ANSI standard environment
• Create test scripts, test cases, and use cases for each process using the data

P
2.3.88
For ADABAS unrestricted test data creation in UAT:
• Create working test scripts, test cases, and use cases for the execution of the Applications using the unrestricted test data
• Create test environments for use in testing the new Applications and the new ANSI standard databases
• Define processes that will allow the for testing and refreshing the unrestricted data in the target ANSI standard database environment and existing Mainframe test environment
P

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No.	Description	Supplier	CoreLogic
2.3.89
For Adabas SOURCE database file definitions that are scheduled for conversion:
• Import the SOURCE file definition report(s) for the file definition(s) as collected
• Generate the first-pass SQL Imager reports for the file definition(s)
• Review the reports for the file definition(s)
• Review log messages for any errors during the import and initial parse phases
• Load the table and column naming rules defined by CoreLogic in the Conversion Workbook
• Load the date rules for each SOURCE date element as defined by CoreLogic
• Load the CoreLogic adjustment rules for any redefines, occurs clauses and group levels
• Present questions regarding the first-pass conversion
• Conduct a walkthrough of the deliverables and the processing instructions
• Implement the first-pass ANSI standard database DDL for the databases at Supplier
• Review and test the resulting database structures using the ANSI standard database Tools and other Tools as desired
• Deliver the resulting DDL for the new databases to the CoreLogic teams
• Respond to CoreLogic questions regarding the DDL
• Conduct a post-conversion walkthrough of the resulting databases
• Apply table, column and other naming changes based upon CoreLogic team input
• Apply data cleansing rules as submitted by CoreLogic team
• Re-generate the ANSI Standard Database DDL or SOURCE extracts as required
•    Enable referential integrity on the target databases as required
•    Respond to CoreLogic questions regarding the first-pass conversion

P
2.3.90
For First-Pass ANSI Standard Database DDL delivery and installation:
• Respond to Supplier questions regarding the first-pass conversion
• Provide additional information as required to allow the full definition of the target databases

P
2.3.91
For First-Pass ANSI Standard Database DDL delivery and installation:
• Receive and implement the first-pass ANSI Standard Database DDL for the databases at the CoreLogic site
• Review and test the resulting database structures using the ANSI Standard Database Tools and other Tools as
		P	A

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No.	Description	Supplier	CoreLogic

For First-Pass Data Extract and Population:
• Generate the data extract JCL and modules for the file definitions that are being converted
• Deliver the date extract JCL and modules and instructions to CoreLogic for execution in the CoreLogic SOURCE environment.
• Receive and review the extracted data files
• Populate the new ANSI Standard databases at Supplier with the unrestricted data provided by CoreLogic
• Review and touch test the resulting ANSI Sstandard database structure using ANSI standard Tools
• Log and document any issues with the received data
• Present the CoreLogic with details regarding any data issues encountered
• Make any adjustments in order to make the initial database data useable for the initial pass
• Backup the populated ANSI standard databases
• Deliver the backups to CoreLogic for installation in the CoreLogic test environment
P
2.3.92
For First-Pass Data Extract and Population:
• Receive and install the data extract JCL and modules on the CoreLogic Mainframe
• Compile and execute the data extract JCL and modules against the predefined SOURCE unrestricted databases for each SOURCE file definition according to the instructions provided
• Ensure that all jobs and steps are executed in the correct sequence and with successful return codes
• Provide Supplier with all extracted data and completed job output in text format as extracted using the Supplier supplied data extract JCL and modules without any manual change pre-extract or post-extract

P
2.3.93
For First-Pass Data Extract and Population:
•    Restore the backups into the CoreLogic environment Review and touch test the resulting ANSI standard database structure using ANSI standard Tools or other Tools
• Backup the populated ANSI standard databases
• Define and manage procedures for controlling instances of ANSI standard data for testing.
P
2.3.94
Implement a one-time retrofit process (Application source retrofit) to synchronize Mainframe CoreLogic Application extensions and Supplier Application transformation changes during the transformation implementation phase of the project. CoreLogic Application extensions will include new modules and updated modules within the scope defined in Section 2.3 (g).

P
2.3.95	At the time of Application source production freeze, provide the Mainframe Application source in scope for input to the Application source retrofit process within scope as defined in Section 2.3 (g).		P
2.3.96	Create file data record layouts for all new VSAM files, sequential files, and GDG files for the Application source retrofit for scope defined in Section 2.3 (g).		P

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No.	Description	Supplier	CoreLogic
2.3.97
Provide any updated file data record layouts for changes to VSAM, sequential, and GDG file formats from the previous baseline definitions for VSAM files, sequential files, and GDG files within scope as defined in Section 2.3 (g).
P
2.3.98
For each SOURCE file definition that is scheduled for conversion, the following activities will take place during the collection and definition process:
• Provide a file definition worksheet for each SOURCE file definition
• Provide reports regarding occurs clauses, redefines clauses, group levels and potential date fields
• Provide guidance in completing the database definition workbook
• Apply all preferences, standards and parameters as rules
• Verify and manage the rules throughout the conversion lifecycle
P
2.3.99
For each SOURCE file definition scheduled for conversion:
• Respond to questions regarding the conversion
• Provide additional information as required to allow the full definition of the target databases
P
2.3.100	Provide transformation planning services including, but not limited to, Application source module categorization and quantification, source planning, and operational requirements planning	P
2.3.101	Complete usability and UI design of converted components		P
2.3.102	Item intentionally left blank.
2.3.103	Complete the Application and data conversion to the Target Platform	P	A
2.3.104
Prior to delivering re-hosted source components for testing, Supplier will have completed the following
• Installed, configured the following with regards to the migrated environment
o Open System hardware and operating System environment
o third party vendor Software products (e.g., batch scheduler, C, print distributed facility, Syncsort DMExpress, etc.)
• Prepare a set of test plans to be used for the various testing stages
• Plan staffing for testing and production cutover.
Set up development and testing environments
P
2.3.105
Prior to receiving re-hosted source components for testing, CoreLogic will have completed the following:
• Selected, acquired and provide to Supplier, the following with regards to the migrated environment
o third party vendor Software products (e.g., batch scheduler, C, print distributed facility, Syncsort DMExpress, etc.)
• Prepare a set of UAT test plans to be used for Application acceptance
• Plan staffing for UAT testing and production cutover
• Attend training sessions on the open System environment products
P

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No.	Description	Supplier	CoreLogic
2.3.106	Provide valid remote user-ids and log-on permissions with sufficient authority to perform Application source drops, data conversion Tool drops, compilations, Application discrepancy support.	P	A
2.3.107	Provide drop(s) of the migrated Application source and the generated data conversion programs to one (1) unique operating System instance for Linux	P
2.3.108	Provide test data for data conversion tasks. Test data will be limited in size for the initial test data. For final testing there will not be any limitation on size of database		P
2.3.109	Unload Mainframe VSAM files. Transfer sequential files with VSAM file data, sequential file data, and GDG file data to Target Platform for so that the data can be converted	P
2.3.110	Assist Supplier in unloading Mainframe VSAM files, transferring sequential files with VSAM file data, sequential file data, and GDG file data to Target Platform so that the data can be converted		P
2.3.111
The testing team and production cutover team use the Supplier-provided data conversion procedures (programs and scripts) to convert data from unloaded VSAM files, sequential files, and GDG files (for those files whose data needs to be migrated to target platform) for Application testing and prior to production cutover
P
2.3.112
Review the data conversion report which covers the testing procedure results. (Some errors / warnings are the result of acceptable conditions (e.g., low values in some uninitialized alphanumeric fields) while other errors / warnings may identify bad data in the original records)
P
2.3.113	Correct or re-create bad or missing data in the data conversion report provided by Supplier		P

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No.	Description	Supplier	CoreLogic
2.3.114
During conversion:
• Import the SOURCE file definition report(s) for the file definition(s) as collected
• Generate the first-pass SQL Imager reports for the file definition(s)
• Review the reports for the file definition(s)
• Review log messages for any errors during the import and initial parse phases
• Load the table and column naming rules defined by CoreLogic in the conversion workbook
• Load the date rules for each SOURCE date element as defined by CoreLogic
• Load the CoreLogic adjustment rules for any redefines, occurs clauses and group levels
• Present questions regarding the first-pass conversion
• Conduct a walkthrough of the deliverables and the processing instructions
• Implement the first-pass ANSI standard DDL for the databases
• Review and test the resulting database structures using the ANSI standard Tools and other Tools as desired
• Deliver the resulting DDL for the new databases to the CoreLogic teams
• Respond to CoreLogic questions regarding the DDL
• Conduct a post-conversion walkthrough of the resulting databases
• Apply table, column and other naming changes based upon team input
• Apply data cleansing rules as submitted by CoreLogic team
• Re-generate the ANSI standard DDL or SOURCE extracts as required
P
2.3.115
For the SOURCE file definitions that are scheduled for conversion, the following activities will take place during the First-Pass Data Extract and Population.
• Generate the data extract JCL and modules for the file definitions that are being converted
• Deliver the date extract JCL and modules and instructions for execution in the CoreLogic SOURCE environment.
• Receive and review the extracted data files
• Populate the new ANSI standard databases with the unrestricted data provided by CoreLogic
• Review and touch test the resulting ANSI standard database structure using ANSI standard Tools
• Log and document any issues with the received data
• Present CoreLogic with details regarding any data issues encountered
• Make any adjustments in order to make the initial database data useable for the initial pass
• Backup the populated ANSI standard databases
• Deliver the backups to CoreLogic for installation in the CoreLogic test environment
P

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No.	Description	Supplier	CoreLogic
2.3.116
Correct material Application discrepancies discovered by testers and analyzed by CoreLogic during testing for the current Mainframe environment, and the Target Platform. For cases where result discrepancies arise from where results on the Mainframe are different from results on the Target Platform for the same programs and data, the tester and CoreLogic will isolate the discrepancy cause and Supplier will address the discrepancy. Once corrected, the test will need to be re-run until the results match the corresponding run on the Mainframe or the discrepancy is resolved to the mutual satisfaction of CoreLogic and Supplier.
• For wrong results, Supplier will adapt the Application components to correct the discrepancy. CoreLogic will assign a person to assist in isolating the cause of the discrepancy.
• For different, but not wrong, functional results (e.g., sorted data in a different collating sequence), Supplier will work with CoreLogic to determine whether this difference requires any further adaptation or not.
• All CoreLogic source assets (code, data definition language, BMS map, JCL, etc.) directly or indirectly related to a discrepancy must be available to our team. If a problem in any CoreLogic program (or job) is reported, if CoreLogic has not provided to Supplier the available CoreLogic source to all modules called by that program (or job) after Supplier request for source, Supplier will immediately turn that entire program over to CoreLogic and Supplier has no further responsibility to correct, debug, or test (as applicable).
• Supplier will provide Application discrepancy correction support of Application transformation testing across multiple operating System instances where
§ Supplier is provided remote access to the operating System instance and related test environment and
§ The operating System instances are of the same operating System and the same vendor Software product versions
• Supplier will Resolve Application discrepancies for in-scope testing tasks, through the earlier of:
o *** (***) *** following the initial migrated source delivery or
o Production cutover
P
2.3.117	Application subject matter experts shall be available to assist in isolating Application discrepancy areas or causes		P
2.3.118
Log discrepancies in a defect / bug tracking system that is accepted by both CoreLogic and Supplier. Discrepancy descriptions and supporting information need to provide sufficient details for analysis or reproduction of the situation
P
2.3.119
During UAT, log discrepancies in a defect / bug tracking system that is accepted by both CoreLogic and Supplier. Discrepancy descriptions and supporting information need to provide sufficient details for analysis or reproduction of the situation
P
2.3.120
Prior to submitting discrepancy reports:
• Confirm that test set-up and input data is correct
• Identify the first job step or screen image from which the results begin to differ in the particular test case
P

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No.	Description	Supplier	CoreLogic
2.3.121
During UAT and prior to submitting discrepancy reports:
• Confirm that test set-up and input data is correct
• Identify the first job step or screen image from which the results begin to differ in the particular test case
P
2.3.122	Implement job scheduler transformation, ACF / 2 security profile transformation to Supplier *** Secure, and source code transformation to selected distributed source code management solution	P
2.3.123	Provide unloaded Mainframe electronic copy of the batch schedule to be migrated in a Supplier-specified format		P
2.3.124	After the assessment, provide the required format for CoreLogic batch schedule	P
2.3.125
Transform schedule so that migrated schedule uses features provided in the Control-M on Target Platform, conforms to an input format required by Control-M on Target Platform load utility or command line interface (in script format), and provides the required information that supports integration with the *** batch processing environment
P
2.3.126
Use the Control-M load utility or command line interface (in script format) to load the transformed schedule into the Control-M repository for *** (***) *** – *** before the retrofit process and *** the retrofit process. Additional features not required for the transformation are out of Supplier scope
P
2.3.127	Integrate batch scheduler with *** batch processing environment	P
2.3.128	Perform Mainframe Control-M batch schedule transformation for any schedule beyond that which was initially provided to Supplier for transformation.		P
2.3.129	Perform Target Platform Control-M schedule upload for any schedule which was initially provided to Supplier for transformation		P
2.3.130	Load the migrated schedule in to Control-M for all operating System instances except *** (***) operating System *** (if required)		P
2.3.131
Manage the synchronization of the Mainframe Control-M batch schedule and the Target Platform-based Control-M batch schedule after the batch schedule transformation following the retrofit. Activate the relevant parts of the Target Platform Control-M schedule and deactivate the relevant parts of the Mainframe Control-M schedule when necessary (e.g., production cutover)
P
2.3.132	Provide a Mainframe ACF2 dump file whose data will be adapted to be compatible for import in to *** Secure repository for the initial project start and as part of the final retrofit process		P
2.3.133
Provide criteria for Application-specific security configuration filtering for online CICS related security configuration and will generate an ACF2 dump file (as specified by Supplier) that can be processed electronically
P
2.3.134	Transform the filtered CoreLogic security information to map to *** Secure features and to conform to an input format required by *** Secure load command.	P

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No.	Description	Supplier	CoreLogic
2.3.135
Identify / configure parameters to implement global security policies (e.g., password expiration, min/max password length) and any additional user id-specific policy options to the transformed security information
		P	A
2.3.136
Use the *** Secure load command to load the transformed security information into the *** Secure repository for up to one time - following the retrofit process in the production operating System instance
P
2.3.137	Use the *** Secure load command to load the transformed security information into the *** Secure repository for all other operating System instances (if required)		P
2.3.138	Perform any additional administrative / configuration required in the environment following the initial load (e.g., changing passwords)		P
2.3.139
Execute *** Secure load command to populate security configuration input being loaded in to the *** Secure repository for all operating System instances except one (1) production operating System instance
P
2.3.140	Manage any required synchronization of ACF2 and *** Secure security definitions after the security definition transformation		P
2.3.141	Perform simple *** TPE / *** BPE print output integration with the print distribution Software. This integration will consider print output insertion into the print distribution Software	P
2.3.142
Customize and integrate uni-SPF Extended for *** panels with the change control System to be able to:
• Check out an existing Application branch or source component from the agreed upon source code change management facility
• Check in an Application source component from the agreed upon source code change management facility.
o New Application source component – An error notification will be received by the user if the agreed upon source code change management facility does not accept the new Application source component.
o Updated Application source component – An error notification will be received by the user if the agreed upon source code change management facility does not accept the updated Application source component
• Request promotion / demotion of Application source component
P
2.3.143	Populate the source code change management repository *** (***) ***	P
2.3.144	Perform and have full backups of data prior to beginning of each transformation.		P
2.3.145	Complete Application data transformation	P
2.3.146
Conduct testing (, baseline test preparation, regression testing and stress testing, and testing program management). Supplier to assist CoreLogic in acceptance testing specific to resolving testing issues.
P
2.3.147	Conduct end to end User Acceptance Testing; provide existing functional, performance and regression test scripts		P
2.3.148	Sign off on test results within three (3) business days		P

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No.	Description	Supplier	CoreLogic
2.3.149	Provide all existing test scripts to Supplier for consideration in testing the migrated environment.		P
2.3.150	Develop test cases (System/Integration/Performance/Security/)	P
2.3.151	Perform System integration testing • Local integration testing (covers sub-system testing) • End-to-end integration testing (covers full System, and applicable interfaces) using end-to-end test cases	P	A
2.3.152
Perform data transformation testing for ADABAS to SQL/Oracle environments and VSAM, sequential and GDGs file types.
• Reports BI, Check DDL
• Data Validation
• PK Validation
• FK Validation
• Anomalies Validation
• SK Validation
• IUD Validation
		P	A
2.3.153	Perform regression testing • Functional testing of the Applications • System testing of the Applications • Regression testing during defect fix or any enhancement or scope change .	P	A
2.3.154
Perform performance testing against baseline benchmarks
• Performance test requirement analysis
• Test planning, defining workload scenarios
• Test scripts review and customization
• Test execution, monitoring and analysis
• Report delivery and sign off
		P	A
2.3.155	Perform security testing (i.e. access rights) • Security testing of Java based web Applications. • Security standards to be tested: OWASP	P	A
2.3.156	Complete User Acceptance Test cases preparation and execution		P
2.3.157	Provide test data (functional & performance) • Core Logic to provide test data for all types of test activities. • Supplier to validate test data provided by CoreLogic	A	P
2.3.158	Provide test cases sign off		P
2.3.159	Provide testing Tool procurement for performance testing	A	P
2.3.160	Provide SME support for all testing phases as required and agreed to in the Project plan		P
2.3.161	Review test scenarios and results and provide sign off. Testing result validation & testing sign off for all phases		P
2.3.162	Configure test environment setup for in-scope types and phases of testing	P	A
2.3.163	Configure a hardware/Software test environment similar to the production environment that is (or will be) implemented for the converted Application at CoreLogic site	P
2.3.164	Set up regression and client acceptance test environments	P

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No.	Description	Supplier	CoreLogic
2.3.165	Provide Supplier with remote access to the target environments where the new Applications and databases will be delivered and tested using the unrestricted data		P
2.3.166	Define and manage procedures for controlling instances of the ANSI standard (e.g., Oracle, SQL Server) data (from Adabas database files) used for testing.	P
2.3.167	Perform test preparation phases including the transformation of VSAM, sequential, GDG, and Adabas data to their replacement file / database on Target Platform.	P
2.3.168
Conduct CoreLogic acceptance testing of the migrated Application on the target environment. Validate the functional capability and performance of the migrated asset prior to moving the Applications into a production environment
• Implement staffing for testing to begin the testing and apply testing resources to complete this testing in the scheduled time period
• Provide exported VSAM, sequential, GDG file data
• Provide exported Adabas database file data
• Execute the test plan, perform initial analysis of Application discrepancies and work with Supplier to resolve the discrepancies
• End users will participate to validate ability for end user access
• CoreLogic or Third Party support Application developers will interact with end users during the testing as part of learning how to support end users on this platform. Supplier support interaction with end users during this Activity will be done jointly with CoreLogic Application development staff and will be specific to problem clarification if CoreLogic Application developers have difficulties in gathering the information themselves

P
2.3.169	Locate or create a full set of SOURCE data that can be used in its entirety in testing by Supplier and CoreLogic		P
2.3.170	Develop production readiness and cutover plan and review plan with CoreLogic	P	A
2.3.171
For the final transformation of Adabas data to production RDBMS:
• Work with CoreLogic to define the data and time for the final deployment of the database and online Natural objects to the production environment on Windows
• Provide up to two resources for onsite support during the cutover window
• Provide additional remote offsite support
• Work with CoreLogic to manage the cutover process including the final extract and load of the data
P

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No.	Description	Supplier	CoreLogic

For the final transformation of Adabas data to production RDBMS:
• Work with Supplier to define the data and time for the final deployment of the database to the production environment
• Work with Supplier to manage the cutover process including the staging of the source code and the final extract and load of the data
• Provide end user training
• Communicate with the end-user community throughout the cutover period
• Monitor the Applications in the new environment
P
2.3.172	Complete Systems architecture document and review in concert with existing distributed CoreLogic Applications.	P	A
2.3.173
Implement/ develop any Application functionality changes including functional changes to any Application or programs, design changes to the original SOURCE file definitions, the addition or elimination of any SOURCE records and changes to any SOURCE field definition
P
2.3.174	Complete Systems architecture document and review in concert with existing distributed CoreLogic Applications.	P	A

2.4	UNIX TO LINUX TRANSFORMATION
This Section details the obligations and responsibilities of the Parties regarding the U2L Services. Supplier will assess the UNIX environment to develop an inventory of the Applications and dependencies in the environment.  ***Supplier will develop a detailed plan to migrate ***, *** and *** from Unix to Linux.  The target environment from Weblogic could be different for each Application (*** or ***) depending on the Application architecture determined by CoreLogic. ***The third business Application that Supplier will migrate from Unix to Linux is ***. The *** version to be migrated from Unix to Linux will be Oracle 11.5.10 or Oracle Release 12. Supplier will not perform any Application Upgrade or apply any maintenance packs or patches (unless required to complete the migration) and will only migrate Oracle *** from a Unix to Linux platform.
Specifically for Oracle database running on ***, Supplier will migrate *** or higher Oracle DB version databases in production, test, development, QA, or Staging environments running on not more than *** Servers to a Linux based x86 architecture and Oracle 11g database environment. If more *** of the databases are larger than *** TB, the Parties will execute a Change Order under the Change Management Procedures to compensate Supplier for the additional effort required of Supplier. The entire database with all of its objects of any type should be migrated without exception or limitation
Except where a responsibility is identified as a “P” CoreLogic responsibility in the matrices below, Supplier shall be responsible for the following activities:

No.	Description	Supplier	CoreLogic
2.4.1	Complete analysis of Application transformation complexity factors for three in scope Java based Applications, *** databases, C, C++ Applications and scripts	P
2.4.2	Size Applications Infrastructures, identify physical and virtual targets for target Infrastructure	P	A
2.4.3	Collaborate with CoreLogic to determine UNIX Baseline load testing methodology	P
2.4.4	Collaborate with Supplier to determine UNIX Baseline load testing methodology		P
2.4.5	Provide UNIX Baseline load testing Tools		P
2.4.6	Collaborate with CoreLogic to perform UNIX Baseline load testing and present findings	P

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2.4.7	Collaborate with Supplier to perform UNIX Baseline load testing and present findings		P
2.4.8	Provide UNIX Baseline load test windows	A	P
2.4.9	Conduct transformation planning activities	P	A
2.4.10	Coordinate with CoreLogic for project planning	P
2.4.11
For the Java based business Applications the *** database Servers, C, C++ Applications and scripts in scope, develop a strategy for each Application and data source currently residing on the UNIX platform identifying a cost effective transformation plan that minimizes impact to the business
		P	A
2.4.12
Develop and present a hardware mapping plan for the transformation based on existing hardware up to a week prior to migration and the hardware capabilities at that time just prior to migration and Application requirements in place up to a week prior to migration
		P	A
2.4.13	If available, provide existing Application and Infrastructure test scripts to be utilized by Supplier	A	P
2.4.14	If test scripts are not available, Supplier to create them as part of scope	P	A
2.4.15	Provide System inventories showing IP level communications of UNIX Systems with other Systems	P
2.4.16	Map identifiable business Applications across the Server the environment	P	A
2.4.17
For business Applications as defined in the scope section of Section 2.4, review architecture, source code, databases, documentation, test scripts and other relevant elements of Systems to develop a transformation plan for each business Application.
P
2.4.18	Present the plan prepared after review of architecture, source code, databases, documentation, test scripts, shell scripts and other relevant elements of System	P	A
2.4.19	Identify Application dependencies that will be impacted in the transformation	P	A
2.4.20	Conduct workshops, surveys and interviews during planning and implementation phases	P
2.4.21	Assist Supplier in conducting workshops, surveys and interviews during planning and implementation phases		P
2.4.22	Provide environment for load testing (benchmarking, testing and validation)work including agreed upon test windows	A	P
2.4.23	Determine the approach and plan to migrate the UNIX environment	P	A
2.4.24	Install and configure re-hosting hardware and storage environment to which the UNIX Applications and storage will migrate	P	A
2.4.25	Install and configure re-hosting Software to ensure successful Application transition	P	A
2.4.26	Provide management and monitoring Tools that will be used in the transformation effort	P	A
2.4.27	Complete code conversion and data conversion in the test environment	P
2.4.28	Complete code conversion and data conversion in the production environment	P

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2.4.29	Provide user acceptance testing (UAT) including unit testing, Application testing, data loading testing and end to end System integration testing of the Applications in the new environment		P
2.4.30	Assist CoreLogic in conducting customer acceptance testing specific to resolving issues found in the course of UAT	P
2.4.31	Correct defects identified through UAT; ( excluding pre-existing defects which can be duplicated in the existing Solaris / Weblogic environment are not in scope)	P
2.4.32	Perform Application, System and data processing related load testing on the new environment and present findings compared to the baseline load testing	P	A
2.4.33	Assist in Application, System and data processing related load testing on the new environment and present findings compared to the baseline load testing		P
2.4.34	Validate Applications and complete testing	P
2.4.35	Migrate Applications into production environment and refresh production with current data and complete final “go live” testing and cutover	P	A
2.4.36	Provide continued support until all defects and Incidents identified in the *** are remediated as provided in ***.	P	A
2.4.37
Review Application Java code to ensure that it has no dependencies on Weblogic, deployment descriptors, security, JNDI, EJB transformation and third-party libraries for conversion to new Java container
		P	A
2.4.38	Collaborate on *** vs. *** and agree on optimal approach	P	P
2.4.39	Build and deploy environment necessary for the new Java container Application and transformation as identified in planning phase	P
2.4.40
Conduct functional testing of the business Application and provide dependent Applications an environment to test other Application dependencies. Application dependencies and roles and responsibilities will be identified during the assessment / planning phase
		P	A
2.4.41
Assist in functional testing of the business Application and provide dependent Applications an environment to test other Application dependencies. Application dependencies and roles and responsibilities will be identified during the assessment / planning phase
P
2.4.42	Conduct tests of dependent Applications for Applications being migrated		P
2.4.43	Identify potential transformation risks and mitigation activities	P
2.4.44	Develop the testing strategy and production rollout strategy	P	A
2.4.45	Complete entire transformation in accordance with the Transformation Plan	P
2.4.46	Conduct detailed interviews or workshops on Oracle Database architecture with CoreLogic personnel to capture operational procedures, key business requirements, and Service Level requirements	P
2.4.47	Testing to be done for relevant databases after Oracle database services is available. Validate data objects have been moved	P	A

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2.4.48	Validate that non migrated Applications & databases are communicating properly with the migrated Applications & databases		P
2.4.49	Provide Tools to conduct the database transformation		P
2.4.50	Provide downtime windows for the production transformation / cutover		P
2.4.51	Provide Linux and hardware environment for testing & validation and target environment	P
2.4.52	Provide database and Application layer for testing on the target environment		P
2.4.53	Perform performance testing on production target environment and present findings	P	A
2.4.54	Provide plan and mechanism to freeze and branch code and data for migration.	P	A
2.4.55	Provide plan and mechanism to merge code and data changes that occur during freeze window to back target System	P	A
2.4.56	Review existing Oracle database architecture requirements including disaster recovery, storage, availability, and Application dependencies	P
2.4.57
Conduct transformation planning sessions to capture and document identified candidate databases for transformation and prioritize transformation order to include following
•Oracle database current version and desired version
•    Identify potential data conversion issues
•    New Oracle 11 G feature usage will be identified but not implemented as part of the transformation.)
•    Number of databases and associated schemas that will be analyzed
•    Timeframe for transformation (transformation windows)
•    Transformation Tools and techniques
•    Required patches
•    Customizations

		P	A

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2.4.58
Configure the Infrastructure as follows:
•    Validate accessibility to external storage from each node
•    Configure Operating System parameters for Oracle, as needed
•    Configure and create partitions needed for each environment
•    Configure the IP addresses for each node, as needed
•    Install and configure an Oracle ASM instances, if required
•    Configure high-availability options, if required
•    Install the latest supported Oracle database binaries on each database node
•    Create Oracle seed database instance using DBCA to test functionality
•    Install and configure default Oracle Listeners using NETCA where relevant
•    Install OEM agent, and verify registration with the repository
•    Perform post-deployment patches and fixes for Oracle database binaries, as needed, taking into account any Oracle recommendations
	P	A
2.4.59
Verify transformation plan developed in previous phase for targeted databases to include:
•    Confirm change control approved
•    Recommend source database backup process
•    Preparation steps for transformation to target environment
•    Tools to be used
•    Recommended System cutover and roll-back procedures
•    Review transformation plan with CoreLogic for approval
	P	A

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

2.4.60
For database scope as referenced in Section 2.4, perform initial transformations and validate initial transformations. Transformation processes will be modified as necessary:
•    Perform iterative transformations perform second transformation. This transformation will include detailed timings that will be used for final cutover transformation
•    Validate second transformation and modify transformation process. The transformation process is iterative. Problems uncovered during the second transformation will be documented and fixed for subsequent transformations
•    Perform third transformation (if needed). This is the “benchmark” transformation that will be used to determine the final timings and used to plan the final transformation
•    Validate third transformation and modify transformation process. Some minor changes may require retesting if significant modifications are done
P
2.4.61	Provide *** access to Application and database environment to CoreLogic staff for Application UAT	P
2.4.62	Implement mechanism to bring current data to Supplier environment to maintain currency of data from CoreLogic environment	P
2.4.63	Determine any changes needed in advanced queues and Oracle streams, modify processes and migrate	P
2.4.64	Receive CoreLogic approval for final transformation and cutover	P
2.4.65	Perform final transformations and production cutovers during approved downtime periods	P	A
2.4.66	Provide scheduled downtime windows for conversions / transformation that will be defined during the planning phase	P
2.4.67	For the Unix to Linux scope defined in Section 2.4, perform and have full backups of data prior to beginning of each transformation.	P	A
2.4.68	Complete Infrastructure, new Java container and database Systems architecture document and review in concert with existing in scope distributed CoreLogic Applications.	P	A
2.4.69
Knowledge transfer – Unix to Linux includes:

•    *** for each of the *** and an *** for the Oracle database. These sessions may include but would not be limited to:
•    Overview of changes or modifications, a list of modified files, and a Q/A session with CoreLogic SMEs
•    Application change (C++/Java): This will include a formal handoff of any source code, modified files, and SME Q/A
•    New OS and container configurations
		P	A
2.4.70	As part of acceptance criteria, all source code migrated during the project including unmodified or newly written shall be checked into and managed in the CoreLogic source control management	P	A

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

2
As part of acceptance criteria, all migrated Applications shall be able to compiled, deployed and released with the same level of automation and repeatability as before the migration. CoreLogic existing Tools and processes should be used with only necessary modifications
	P	A

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

2.5    TRANSFORMATION MILESTONES

2.5.1    *** System Transformation
Schedule A-4.5 and Schedule A-13.2 sets forth the Transformation Milestones applicable to Supplier’s performance of the *** Transformation Services, the required completion date and the Acceptance criteria applicable to each milestone. The Deliverable Credits and other credits applicable to the *** Transformation Services are set forth in Schedule A-4.5. If the Transformation Plan is changed by the Parties in accordance with the processes described in this Schedule, the associated completion date shall be appropriately adjusted based upon the change and without the necessity of amending this Schedule.

2.5.2    Unix to Linux Transformation
Schedule A-4.5 and Schedule A-13.2 sets forth the Transformation Milestones applicable to Supplier’s performance of the U2L Services, the required completion date and the Acceptance criteria applicable to each milestone. The Deliverable Credits and other credits applicable to the U2L Services are set forth in Schedule A-4.5. If the Transformation Plan is changed by the Parties in accordance with the processes described in this Schedule, the associated completion date shall be appropriately adjusted based upon the change and without the necessity of amending this Schedule.

2.6    CHANGE MANAGEMENT PROCEDURES
Any Change to this Schedule or the Transformation Services requested by a Party shall only be made in accordance with Schedule 6.1 to the MSA (Change Management Procedures). Any Dispute between the Parties regarding such matters shall be subject to the dispute resolution procedures in Schedule 6.

2.7    TRANSFORMATION CHARGES
CoreLogic shall pay Supplier *** for the *** Transformation and U2L Services in the amount specified in Schedule A-4.5.2. These *** shall be invoiced in the installments on the dates and in the amounts set forth in Schedule A-4-5.2. The amounts set forth in Schedule A-4.5 are inclusive of travel and living expenses incurred by Supplier Personnel in providing *** Transformation Services and U2L Services.